Filed electronically with the Securities and Exchange
                          Commission on June 22, 2007

                                                                File No. 2-13627
                                                                 File No. 811-42

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                        Post-Effective Amendment No. 100
                                                     ---
                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 101
                                              ---

                               DWS PORTFOLIO TRUST
                               -------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (617) 295-1000
                                                           --------------
                   John Millette, Vice President and Secretary
                               DWS Portfolio Trust
                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

/_/   Immediately upon filing pursuant to paragraph (b)
/_/   60 days after filing pursuant to paragraph (a)(1)
/_/   75 days after filing pursuant to paragraph (a)(2)
/X/   On June 27, 2007 pursuant to paragraph (b)
/_/   On _____________ pursuant to paragraph (a)(1)
/_/   On _____________ pursuant to paragraph (a)(2) of Rule 485

      If appropriate, check the following box:

/_/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                EXPLANATORY NOTE
                                ----------------

This post-effective amendment contains the prospectuses and Statements of Additional Information relating to the following series of the registrant:

o     DWS Floating Rate Plus Fund -- Classes A, C and S and Institutional Class

This post-effective amendment is not intended to update or amend any other prospectuses or Statements of Additional Information of the registrant's other series or classes.

                                 JUNE 27, 2007








                                   PROSPECTUS
                              ------------------
                                CLASSES A AND C

                          DWS FLOATING RATE PLUS FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


[DWS SCUDDER LOGO GRAPHIC APPEARS HERE]

CONTENTS





HOW THE FUND WORKS

  4      The Fund's Main Investment
         Strategy

  7      The Main Risks of Investing in
         the Fund

 11      The Fund's Performance
         History

 12      How Much Investors Pay

 14      Other Policies and Secondary
         Risks

 15      Who Manages and Oversees
         the Fund

 22      Financial Highlights


HOW TO INVEST IN THE FUND

 24      Choosing a Share Class

 32      How to Buy Class A and C
         Shares

 33      How to Exchange or Sell
         Class A and C Shares

 34      Policies You Should Know
         About

 47      Understanding Distributions
         and Taxes

 50      Appendix

HOW THE FUND WORKS

On the next few pages, you'll find information about the fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

CLASSES A AND C shares are generally intended for investors seeking the advice and assistance of a financial advisor.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at WWW.DWS-SCUDDER.COM (the Web site does not form a part of this prospectus).

--------------------------------------------------------------------------------
                                    Class A       Class C
  fund number                       443           743

    DWS FLOATING RATE PLUS FUND
--------------------------------------------------------------------------------




            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks to provide high current income.


            The fund invests, under normal market conditions, at least 80% of its total assets in adjustable rate loans that have a senior right to payment ("Senior Loans") and other floating rate debt securities. As discussed below, the fund may also borrow money in an amount up to 33 1/3% of the fund's total assets for a range of purposes, including to create investment leverage.

            Senior Loans are made by banks and other financial institutions, typically to large corporate customers. Senior Loans offer high interest payments that typically float above a benchmark indicator of prevailing interest rates, such as the prime rate offered by one or more major US banks or the London Interbank Offered Rate, or LIBOR. Senior Loans typically are of below investment grade quality and, compared to investment grade loans, may pay higher yields, and have higher volatility and higher risk of default on payments of interest or principal. The Senior Loans in which the fund invests are generally fully collateralized with assets and/or cash flow that the Advisor believes have a market value at the time of acquisition that equals or exceeds the principal amount of the Senior Loan. The loan arrangement may or may not require the borrower to pledge additional collateral to secure the Senior Loan if the value of the initial collateral declines. The fund may invest assets in Senior Loans that are not secured by collateral. Such unsecured Senior Loans involve a greater risk of loss.


            Senior Loans generally are arranged through private negotiations between a borrower and a financial institution that acts as agent for the holders of a loan. The fund generally will acquire Senior Loans from and sell Senior Loans to financial institutions that act as lenders. The agent and the other original lenders typically have the right to sell interests ("participations") in their share of the Senior Loan to other


4 | DWS Floating Rate Plus Fund
            participants, and to assign all or a portion of their interests ("assignments") in the Senior Loan to other participants. While the Senior Loan interests held by the fund will typically be structured as assignments, the fund may also purchase participations. When the fund acquires an assignment, the fund typically will have a direct contractual relationship with the borrower and may enforce compliance by the borrower with the terms of the loan agreement. When the fund acquires a participation, the fund typically will have a contractual relationship only with the lender, not with the borrower and therefore the fund will generally have no right to enforce compliance by the borrower with the terms of the loan agreement.

            In addition to investments in US-dollar denominated loans of US companies, investments may include US-dollar denominated loans of non-US companies and non-US dollar denominated loans to both US and non-US companies. The fund may acquire senior loans of borrowers engaged in any industry, but will invest no more than 25% of its total assets in senior loans of borrowers and securities of other issuers in any one industry. The fund does not have a targeted maturity range for its portfolio.

            Under normal market conditions, up to 20% of the fund's total assets may be held in cash and other investments, including, but not limited to, fixed-rate debt obligations, short- to medium-term notes, high-yield securities, equity securities, hybrid and synthetic loans, collateralized loan obligations, and asset backed securities.


            The portfolio managers focus on careful cash flow and total return analysis, and diversification among sectors, industries and individual issuers. The managers use an active process which emphasizes relative value managing on a total return basis, using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of owning below investment grade floating-rate (and other) investments.


            The investment process involves using primarily a bottom-up approach by using relative value and fundamental analysis to select the best investments within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select investments, the portfolio managers:


                                                DWS Floating Rate Plus Fund  | 5

            - Analyze economic conditions for improving or undervalued sectors and industries;


            - Use independent and proprietary research to evaluate individual issuer's debt service, growth rate, and both downgrade and upgrade potential, as well as structural protection such as collateral security and covenants;


            -  Assess new issues versus secondary market opportunities; and

            - Seek issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.


            IGAP STRATEGY. In addition to the fund's main investment strategy, the Advisor seeks to enhance returns by employing a global tactical asset allocation overlay strategy. This strategy, which the Advisor calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short-term mispricings within global bond and currency markets. The iGAP strategy is implemented through the use of derivatives and is expected to have a low correlation to the fund's loan holdings.The iGAP strategy may not be employed at all times.

            The fund may borrow money in an amount up to 33 1/3% of the fund's total assets for, among other things, managing cash flow and enhancing returns through the use of leverage for purchases of loans and other securities and for investment purposes in furtherance of the iGAP strategy.


            DERIVATIVE INSTRUMENTS. The fund may invest in various instruments commonly known as "derivatives" to increase its exposure to certain groups of securities. The derivatives that the fund may use include, among others, futures contracts, options on futures contracts, forward contracts, options on forward contracts, interest rate swaps and credit default swaps. The fund may use derivatives to keep cash on hand to meet shareholder redemptions, as a hedging strategy to maintain a specific portfolio duration, or to protect against market risk. When employing the iGAP strategy, the fund also may use derivatives for leveraging, which is a way to attempt to enhance returns. The fund will only use these instruments if portfolio management believes that their return potential more than compensates for the extra risks associated with using them.


6 | DWS Floating Rate Plus Fund

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


            CREDIT RISK. A fund purchasing Senior Loans faces the risk that the creditworthiness of the borrower may decline, causing the value of the loans to decline. In addition, a borrower may not be able to make timely payments on the interest and principal on the debt obligations it has outstanding. Any such non-payment could result in a reduction of income to the fund, a reduction in the value of the Senior Loan and a reduction in the fund's net asset value. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The fund principally invests in below investment grade floating rate loans which are considered speculative because of the credit risk of their issuers. Such issuers may be more likely to default on payments of interest and principal in response to changes in economic conditions or circumstances. The fund invests in Senior Loans that may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities exchange. The amount of public information available with respect to Senior Loans may be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the Advisor relies on its own evaluation of borrowers, but will consider, and may rely in part on, analyses performed by others. As a result, the fund is particularly dependent on the analytical abilities of the Advisor.


            INTEREST RATE RISK. The value of debt securities will change in response to interest rate changes. Generally, fixed-rate debt securities will decrease in value when interest rates rise, and will increase in value when interest rates fall. As interest rates


                                                DWS Floating Rate Plus Fund  | 7
            decline, a Senior Loan in which the fund invests may be prepaid sooner than scheduled, forcing the fund to reinvest in lower-yielding securities. Prepayment may reduce the fund's income. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. The Senior
            Loans in which the fund primarily invests have adjustable interest rates. As a result, it is expected that the value of Senior Loans held by the fund will fluctuate less in response to interest rate changes than will fixed-rate debt securities. This could result in less volatility than would be expected for a fund that invests primarily in fixed-rate debt securities. However, because floating rates on Senior Loans only reset periodically, changes in prevailing interest rates may cause a fluctuation in the fund's value. In addition, extreme increases in prevailing interest rates may cause an increase in Senior Loan defaults which may cause a decline in the fund's value. Finally, a decrease in interest rates could adversely affect the income earned by the fund from its Senior Loans.

            BORROWING/LEVERAGE RISK. Because the fund may borrow money for investment purposes, commonly referred to as "leveraging," its exposure to fluctuations in the prices of its assets will be increased as compared to its exposure if the fund did not borrow. Borrowing activities by the fund will amplify any increase or decrease in the net asset value of the fund. In addition, the interest which the fund pays on borrowed money, together with the additional costs of maintaining a borrowing facility, are additional costs borne by the fund and could reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the fund compared with what it would have been without borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its portfolio holdings even though it may be disadvantageous to do so at that time.

            MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. In addition, an increase in demand for floating rate loans may adversely affect the rate of interest payable on loans acquired by the fund, thus reducing fund returns. During periods of limited supply of Senior Loans,


8 | DWS Floating Rate Plus Fund
            the fund's yield may be lower. Because the fund invests heavily in one category of loans, market risk is more pronounced for the fund than for funds that invest in a more diverse set of securities.

            CONFLICT OF INTEREST RISK. Affiliates of the Advisor may participate in the primary and secondary market for Senior Loans. Because of limitations imposed by applicable law, the presence of the Advisor's affiliates in the Senior Loan market may restrict the fund's ability to acquire some Senior Loans, affect the timing of such acquisition or affect the price at which a Senior Loan is acquired. The Advisor does not believe that this will materially affect the fund's ability to achieve its investment objectives. Also, because the Advisor may wish to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.


            LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects the fund's estimate of its value. No active trading market may exist for some Senior Loans and certain Senior Loans may be subject to restrictions on resale. The inability to dispose of Senior Loans in a timely fashion could result in losses to the fund. Because some Senior Loans that the fund invests in have a limited secondary market, liquidity risk is more pronounced for the fund than for funds that invest primarily in equity securities.

            PRICING RISK. At times, market conditions might make it hard to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause an inability to realize full value and thus cause a material decline in the fund's net asset value.



                                                DWS Floating Rate Plus Fund  | 9

            PREPAYMENT RISK. If a Senior Loan in which the fund invests is paid off sooner than scheduled, and interest rates are falling, the fund may be forced to reinvest the payments at lower yields.


            DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund.


            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

            NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940. This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.


            FOREIGN INVESTMENT RISK. To the extent that the fund holds the securities of companies based outside the US, or invests in loans of non-US companies, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets. To the extent the fund invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which decreases the value of the investment to US investors, and the investments of the fund may be subject to foreign withholding taxes.



10 | DWS Floating Rate Plus Fund

THE FUND'S PERFORMANCE HISTORY

           Since the fund is newly offered, past performance information is not available.



                                               DWS Floating Rate Plus Fund  | 11

HOW MUCH INVESTORS PAY


This table describes the fees and expenses that you may pay if you buy and hold fund shares.


--------------------------------------------------------------------------------
FEE TABLE                                           CLASS A             CLASS C
--------------------------------------------------------------------------------
 SHAREHOLDER FEES, paid directly from your investment
--------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)                4.50%1             None
--------------------------------------------------------------------------------
 Maximum Contingent Deferred Sales
 Charge (Load) (as % of redemption
 proceeds)                                          None2                 1.00%
--------------------------------------------------------------------------------
 Redemption/Exchange fee, on shares
 owned less than 15 days (as % of
 redemption proceeds)3                               2.00                 2.00
--------------------------------------------------------------------------------
 ANNUAL OPERATING EXPENSES, deducted from fund assets
--------------------------------------------------------------------------------
 Management Fee4                                     0.75  %              0.75%
--------------------------------------------------------------------------------
 Distribution/Service (12b-1) Fees                   0.25                 1.00
--------------------------------------------------------------------------------
 Other Expenses5                                     0.52                 0.52
--------------------------------------------------------------------------------
 Interest/Leverage Expenses6                         0.00                 0.00
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                     1.52                 2.27
--------------------------------------------------------------------------------
 Less Expense Waiver/Reimbursement7                  0.22                 0.22
--------------------------------------------------------------------------------
 NET ANNUAL OPERATING EXPENSES7                      1.30                 2.05
--------------------------------------------------------------------------------


1 Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class - Class A shares").

2 The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Choosing a Share Class - Class A shares") may be subject to a contingent deferred sales charge of 0.85% if redeemed within 12 months of purchase and 0.50% if redeemed during the next six months following purchase.

3 This fee is charged on all applicable redemptions or exchanges. Please see "Policies You Should Know About - Policies about transactions" for further information.

4  Includes 0.10% administration fee.


5 "Other Expenses" are based on estimated amounts for the current fiscal year, including 0.10% of organizational and offering expenses expected to be incurred in the first fiscal year only. Actual expenses may be different.



6 It is anticipated that in year 1 the fund will not borrow for leverage purposes. The use of leverage in the future would increase fund expenses.


7 Through September 30, 2008, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.20% and 1.95% for Class A and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses (limited to 0.10%) on net assets.

12 | DWS Floating Rate Plus Fund

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
EXAMPLE               1 YEAR      3 YEARS
--------------------------------------------------------------------------------
 EXPENSES, assuming you sold your shares at the end of each period.
--------------------------------------------------------------------------------
 Class A shares        $576        $868
--------------------------------------------------------------------------------
 Class C shares         308         668
--------------------------------------------------------------------------------

 EXPENSES, assuming you kept your shares.
--------------------------------------------------------------------------------
 Class A shares        $576        $868
--------------------------------------------------------------------------------
 Class C shares         208         668
--------------------------------------------------------------------------------



                                               DWS Floating Rate Plus Fund  | 13

OTHER POLICIES AND SECONDARY RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

           - Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval. In addition, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the fund's 80% investment policy as described herein.

           - As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities or other short-term securities that offer comparable levels of risk. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment goal. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

           - The fund may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.


           - Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, a judgment by portfolio management. All securities must meet the credit quality standards applied by portfolio management. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would benefit shareholders most.



           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that the fund will achieve its goal.


14 | Other Policies and Secondary Risks

           A complete list of the fund's portfolio holdings is posted on www.dws-scudder.com (the Web site does not form a part of this prospectus) as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the fund's top ten holdings and other fund information is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


           The investment advisor


           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the supervision of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


           DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


                                         Who Manages and Oversees the Fund  | 15

           MANAGEMENT FEE. The Advisor will receive a management fee from the fund. Below is the fee rate to be paid by the fund, which is based upon the fund's average daily net assets:

           DWS Floating Rate Plus Fund pays the Advisor under the investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 0.650% of the fund's average daily net assets up to $1 billion, 0.635% of the next $1.5 billion, 0.610% of the next $2.5 billion, 0.585% of the next $2.5 billion, 0.560% of the next $2.5 billion and 0.550% thereafter.


           The fund's shareholder report for the fiscal period ended October 31, 2007 will contain a discussion regarding the basis for the Board approval of the fund's investment management agreement (see "Shareholder reports" on the back cover).


           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor for providing most of the fund's administrative services.


16 | Who Manages and Oversees the Fund

Portfolio management

DWS Floating Rate Plus Fund is managed by a team of investment professionals who collaborate to develop and implement the fund's investment strategy. Each portfolio manager has authority over all aspects of the fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The primary portfolio managers responsible for the day-to-day management of the fund, with respect to the fund's loan investments are as follows:

James T. Anderson
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
-  Global Head of High Yield Strategies: New York.
- Joined the Company in 2006 after 25 years of experience in the corporate and leveraged credit markets, most recently as head of Flagship Capital Management, a subsidiary of Bank of America, a specialty asset manager focused on below-investment grade assets in structured, securitized formats.
-  AB from Dartmouth College.

Eric S. Meyer, CFA
Director of Deutsche Asset Management and Portfolio Manager of the fund.
-  Head of Loan Portfolio Management, High Yield Strategies: New York.
- Joined the Company in 2006 after 16 years of experience in positions of increasing responsibility in corporate banking with First Chicago, Credit Agricole, and most recently, Bank of America's subsidiary, Flagship Capital Management. Prior to his corporate banking experience, he worked in trust management operations for 10 years at First Chicago and EF Hutton.
-  BA from State University of New York, Albany; MBA from Pace University.

                                         Who Manages and Oversees the Fund  | 17

The primary portfolio managers responsible for the day-to-day management of the fund with respect to the fund's iGAP overlay are as follows:

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
-  Global Head of Portfolio Management/
   Trading for iGAP and Currency; member of iGAP Global Oversight Committee:
   New York.
- Joined the Company in 1995 as a senior fixed income portfolio manager after 13 years of experience at J.P. Morgan and Co. trading fixed income, derivatives and foreign exchange products.
-  BS in economics from The Wharton School, University of Pennsylvania.

Thomas Picciochi
Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Senior portfolio manager for Quantitative Strategies; member of iGAP Global Oversight Committee: New York.
- Joined the Company in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.
-  BA & MBA from University of Miami.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


18 | Who Manages and Oversees the Fund

           Legal proceedings

           On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

           The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.


                                         Who Manages and Oversees the Fund  | 19

           Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

           In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/
           Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

           DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

           The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and


20 | Who Manages and Oversees the Fund
           certain individuals, including in some cases fund Trustees/ Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

           Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.


                                         Who Manages and Oversees the Fund  | 21

FINANCIAL HIGHLIGHTS

           Since the fund is newly offered, financial highlights information is not available.



22 | Financial Highlights

HOW TO INVEST IN THE FUND

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you're investing directly with DWS Scudder, all of this information applies to you.

The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

You can find out more about the topics covered here by speaking with your FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR OTHER INVESTMENT PROVIDER.

CHOOSING A SHARE CLASS

Offered in this prospectus are the share classes noted on the cover page of the prospectus. Each class has its own fees and expenses, offering you a choice of cost structures. The fund may offer other classes of shares in a separate prospectus. These shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial advisor to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.


---------------------------------------------------------------------------------------
 CLASS A
 -  Sales charge of up to 4.50% charged       -  Some investors may be able to reduce
    when you buy shares                          or eliminate their sales charge; see
                                                 "Class A shares"
 -  In most cases, no charge when you
    sell shares                               -  Total annual expenses are lower than
                                                 those for Class C
 -  Up to 0.25% annual shareholder
    servicing fee
---------------------------------------------------------------------------------------

 CLASS C
 -  No sales charge when you buy shares       -  Unlike Class A shares, Class C shares
                                                 do not have a sales charge when
 -  Deferred sales charge of 1.00%,              buying shares, but have higher annual
    charged when you sell shares you             expenses than those for Class A
    bought within the last year                  shares and a one-year deferred sales
 -  0.75% annual distribution fee and up         charge
    to 0.25% annual shareholder servicing
    fee
---------------------------------------------------------------------------------------




24 | Choosing a Share Class

           Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. The fund may pay financial advisors or other intermediaries compensation for the services they provide to their clients. This compensation may vary depending on the fund you buy or the class of shares of a fund that you buy.


           Financial intermediary support payments


           The Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by



                                                    Choosing a Share Class  | 25
           the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .10% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


26 | Choosing a Share Class

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


                                                    Choosing a Share Class  | 27

           Class A shares

           Class A shares may make sense for long-term investors, especially those who are eligible for a reduced or eliminated sales charge.

           Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year.

           Class A shares have an up-front sales charge that varies with the amount you invest:


--------------------------------------------------------------------------------
                              FRONT-END SALES           FRONT-END SALES
                               CHARGE AS A %         CHARGE AS A % OF YOUR
YOUR INVESTMENT            OF OFFERING PRICE1,2         NET INVESTMENT2
--------------------------------------------------------------------------------
  Up to $100,000                 4.50%                     4.71%
--------------------------------------------------------------------------------
$  100,000-$249,999              3.50                      3.63
--------------------------------------------------------------------------------
$  250,000-$499,999              2.60                      2.67
--------------------------------------------------------------------------------
$  500,000-$999,999              2.00                      2.04
--------------------------------------------------------------------------------
  $1 million or more            see below                 see below
--------------------------------------------------------------------------------


           1   The offering price includes the sales charge.

           2 Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.


           YOU MAY BE ABLE TO LOWER YOUR CLASS A SALES CHARGE IF:


           - you plan to invest at least $100,000 in Class A shares (including Class A shares in other retail DWS funds) over the next 24 months ("Letter of Intent")

           - the amount of Class A shares you already own (including Class A shares in other retail DWS funds) plus the amount you're investing now in Class A shares is at least $100,000 ("Cumulative Discount")



           - you are investing a total of $100,000 or more in Class A shares of several retail DWS funds on the same day ("Combined Purchases")


           The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.


28 | Choosing a Share Class

           For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the DWS family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

           To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

           For more information about sales charge discounts, please visit the "Individual Investors" section of www.dws-scudder.com (click on the link entitled "Fund Sales Charge and Breakpoint Schedule"), consult with your financial advisor or refer to the section entitled "Purchase or Redemption of Shares" in the fund's Statement of Additional Information.

           IN CERTAIN CIRCUMSTANCES, YOU MAY BE ABLE TO BUY CLASS A SHARES WITHOUT A SALES CHARGE. For example, the sales charge will be waived if you are reinvesting dividends or distributions or if you are exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in Class A shares of the fund. In addition, a sales charge waiver may apply to transactions by certain retirement plans and certain other entities or persons (e.g., affiliated persons of DeAM or the DWS funds) and with respect to certain types of investments (e.g., an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services).

           Details regarding the types of investment programs and categories of investors eligible for a sales charge waiver are provided in the fund's Statement of Additional Information.


                                                    Choosing a Share Class  | 29

           There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charge for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.


           IF YOU'RE INVESTING $1 MILLION OR MORE, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge ("Large Order NAV Purchase Privilege"). However, you may be charged a contingent deferred sales charge (CDSC) of 0.85% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within the next six months of owning them. This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.



           Class C shares


           Class C shares may appeal to investors who plan to sell some or all of their shares within six years of buying them or who aren't certain of their investment time horizon.


           With Class C shares, you pay no up-front sales charge to the fund. Class C shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

           Class C shares do NOT automatically convert to Class A shares, so they continue to have higher annual expenses.

           Class C shares have a CDSC, but only on shares you sell within one year of buying them:


--------------------------------------------------------------------------------
   YEAR AFTER YOU BOUGHT SHARES        CDSC ON SHARES YOU SELL
--------------------------------------------------------------------------------
  First year                                    1.00%
--------------------------------------------------------------------------------
  Second year and later                         None
--------------------------------------------------------------------------------


           This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.



30 | Choosing a Share Class

           While Class C shares do not have an up-front sales charge, their higher annual expenses mean that, over the years, you could end up paying more than the equivalent of the maximum allowable up-front sales charge.

           Orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.


                                                    Choosing a Share Class  | 31

How to BUY Class A and C Shares




-------------------------------------------------------------------------------------
 FIRST INVESTMENT                               ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------------
 $1,000 or more for regular accounts           $50 or more for regular accounts and
 $500 or more for IRAs                         IRA accounts
 $500 or more with an Automatic                $50 or more with an Automatic
 Investment Plan                               Investment Plan
-------------------------------------------------------------------------------------
 THROUGH A FINANCIAL ADVISOR

 -  Contact your advisor using the             -  Contact your advisor using the
    method that's most convenient for you         method that's most convenient for you
-------------------------------------------------------------------------------------
 BY MAIL OR EXPRESS MAIL (SEE BELOW)

 -  Fill out and sign an application           -  Send a check made out to "DWS
                                                  Scudder" and a DWS Scudder
 -  Send it to us at the appropriate              investment slip to us at the
    address, along with an investment             appropriate address below
    check
                                               -  If you don't have an investment slip,
                                                  simply include a letter with your
                                                  name, account number, the full name
                                                  of the fund and the share class and
                                                  your investment instructions
-------------------------------------------------------------------------------------
 BY WIRE

 -  Call (800) 621-1048 for instructions       -  Call (800) 621-1048 for instructions
-------------------------------------------------------------------------------------
 BY PHONE

 Not available                                 -  Call (800) 621-1048 for instructions
-------------------------------------------------------------------------------------
 WITH AN AUTOMATIC INVESTMENT PLAN

 -  Fill in the application and include a      -  Call (800) 621-1048 for instructions
    voided check
-------------------------------------------------------------------------------------
 USING QuickBuy

 Not available                                 -  Call (800) 621-1048 to make sure
                                                  QuickBuy is set up on your account; if
                                                  it is, you can request a transfer from
                                                  your bank account of any amount
                                                  between $50 and $250,000
-------------------------------------------------------------------------------------
 ON THE INTERNET

 Not available                                 -  Go to www.dws-scudder.com and
                                                  register
                                               -  Follow the instructions for buying
                                                  shares with money from your bank
                                                  account
-------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
REGULAR MAIL:

First Investment: DWS Scudder, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: DWS Scudder, PO Box 219154, Kansas City, MO 64121-9154

EXPRESS, REGISTERED OR CERTIFIED MAIL:
DWS Scudder, 210 W. 10th Street, Kansas City, MO 64105-1614

32 | How to Buy Class A and C Shares

How to EXCHANGE or SELL Class A and C Shares


-------------------------------------------------------------------------------------
 EXCHANGING INTO ANOTHER FUND                   SELLING SHARES
-------------------------------------------------------------------------------------
 $1,000 or more to open a new account          Some transactions, including most for
 $500 or more for IRAs                         over $100,000, can only be ordered in
 $50 or more for exchanges between             writing with a signature guarantee;
 existing accounts                             please see "Signature Guarantee"
-------------------------------------------------------------------------------------
 THROUGH A FINANCIAL ADVISOR

 -  Contact your advisor by the method         -  Contact your advisor by the method
    that's most convenient for you                that's most convenient for you
-------------------------------------------------------------------------------------
 BY PHONE OR WIRE

 -  Call (800) 621-1048 for instructions       -  Call (800) 621-1048 for instructions
-------------------------------------------------------------------------------------
 BY MAIL OR EXPRESS MAIL
 (see previous page)
 Write a letter that includes:                 Write a letter that includes:
 -  the fund, class and account number         -  the fund, class and account number
    you're exchanging out of                      from which you want to sell shares
 -  the dollar amount or number of shares      -  the dollar amount or number of shares
    you want to exchange, the name and            you want to sell
    class of the fund you want to              -  your name(s), signature(s) and
    exchange into                                 address, as they appear on your
 -  your name(s), signature(s) and                account
    address, as they appear on your            -  a daytime telephone number
    account
 -  a daytime telephone number
-------------------------------------------------------------------------------------
 WITH AN AUTOMATIC EXCHANGE PLAN

 -  To set up regular exchanges from a         Not available
    fund account, call (800) 621-1048
-------------------------------------------------------------------------------------
 WITH AN AUTOMATIC WITHDRAWAL PLAN
 Not available                                 -  Call (800) 621-1048 (minimum $50)
-------------------------------------------------------------------------------------
 USING QuickSell
 Not available                                 -  Call (800) 621-1048 to make sure
                                                  QuickSell is set up on your account; if
                                                  it is, you can request a transfer to your
                                                  bank account of any amount between
                                                  $50 and $250,000
-------------------------------------------------------------------------------------
 ON THE INTERNET
 -  Register at www.dws-scudder.com            -  Register at www.dws-scudder.com
    and log in and then follow the                and log in and then follow the
    instructions for making on-line               instructions for making on-line
    exchanges                                     redemptions
-------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

TO REACH US:      WEB SITE: www.dws-scudder.com
                  TELEPHONE REPRESENTATIVE: (800) 621-1048, M-F, 9 a.m. - 6 p.m. ET
                  TDD LINE: (800) 972-3006, M-F, 9 a.m. - 6 p.m. ET



                              How to Exchange or Sell Class A and C Shares  | 33

POLICIES YOU SHOULD KNOW ABOUT

           Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.


           Policies about transactions


           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


34 | Policies You Should Know About

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated, less any applicable sales charge.


           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in the fund.


           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

           INITIAL PURCHASE. The minimum initial investment for Class A and C shares is $1,000, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, for which there is no minimum initial investment; and IRAs, for which the minimum initial investment is $500 per account. The minimum initial investment is $500 per account if you establish an automatic investment plan. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements.


                                            Policies You Should Know About  | 35

           SUBSEQUENT INVESTMENTS. There is no minimum subsequent investment requirement in Class A shares for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor.


           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage").

           The fund discourages short-term and excessive trading. The fund will take steps to detect and deter short-term and excessive trading pursuant to the fund's policies as described in this prospectus and approved by the fund's Board. The fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. The fund may also take trading activity that occurs over longer periods into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           The fund's policies include:

           - a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees");

           - the fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the fund; and

36 | Policies You Should Know About

          - the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

           When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the fund by an investor is detected, the Advisor may determine to prohibit that investor from future purchases in the fund or to limit or terminate the investor's exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Advisor seeks to make such determinations in a manner consistent with the interests of the fund's long-term shareholders.

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the fund.

           The fund's market timing policies and procedures may be modified or terminated at any time.


           REDEMPTION FEES. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or



                                            Policies You Should Know About  | 37
           excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's. Subject to approval by the Advisor or the fund's Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the fund's policies) and remit the fees to the fund. In addition, certain intermediaries that do not currently have the capacity to collect redemption fees at an account level may be granted a temporary waiver from the fund's policies until such time as they can develop and implement a system to collect the redemption fees.

           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans and financial intermediaries whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi)


38 | Policies You Should Know About
           transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vii) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (viii) transactions involving hardship of any registered shareholder; (ix) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (x) transactions involving shares purchased through the reinvestment of dividends or other distributions; (xi) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (xii) transactions initiated by the fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xiii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion). The policy of the DWS funds is to permit transactions on behalf of fund platform providers without the imposition of a redemption fee if such fund platform providers are able to implement trade block policies in which the period of time covered by the trade block is equal to or greater than the relevant redemption fee holding period for the DWS fund.


           The fund expects that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the Advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The fund reserves the right to withdraw waivers and to modify or terminate these waivers or the redemption fee at any time.




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. Go to WWW.DWS-SCUDDER.COM to get up-to-date information, review balances or even place orders for exchanges.








                                            Policies You Should Know About  | 39

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY CALLING (800) 621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use this service to make exchanges and sell shares.

           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.


           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 621-1048 at a later date.


           Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

           WE DO NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.








40 | Policies You Should Know About

           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that the fund does not accept cash, money orders, traveler's checks, starter checks, third party checks (except checks for retirement plan asset transfers and rollovers or for Uniform Gift to Minors Act/Uniform Transfers to Minors Act accounts), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Thus, subject to the foregoing exceptions for certain third party checks, checks that are otherwise permissible must be drawn by the account holder on a domestic bank and must be payable to the fund.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.


           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 621-1048 or contact your financial advisor for more information.


                                            Policies You Should Know About  | 41

           WHEN YOU SELL SHARES THAT HAVE A CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for - whichever results in the lower charge to you. In processing orders to sell shares, the shares with the lowest CDSC are sold first. Exchanges from one fund into another don't affect
           CDSCs: for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

           There are certain cases in which you may be exempt from a CDSC. These include:

           - the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist

           - withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

           -  withdrawals related to certain retirement or benefit plans

           - redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

           - for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies the Distributor that the dealer waives the applicable commission

           - for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

           In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.


42 | Policies You Should Know About

           IF YOU SELL SHARES IN A DWS FUND AND THEN DECIDE TO INVEST WITH DWS SCUDDER AGAIN WITHIN SIX MONTHS, you may be able to take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a DWS fund at its current NAV and, for purposes of a sales charge, it will be treated as if it had never left DWS Scudder.


           You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank's wire payment system. For additional circumstances where redemption proceeds could be delayed, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING


           The price at which you buy shares is the NAV, although for Class A shares it will be adjusted to allow for any applicable sales charge (see "Choosing a Share Class"). The price at which you sell shares is also the NAV, although a CDSC may be taken out of the proceeds (see "Choosing a Share Class").


                                            Policies You Should Know About  | 43

           THE FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days. Please see "Policies about transactions - Redemption fees" for further information.

           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

           TO THE EXTENT THAT THE FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)


44 | Policies You Should Know About

           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           - withhold a portion of your distributions and redemption proceeds as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications or certification that you are exempt from backup withholding


           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason


           - refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/ or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law


           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may recognize a gain or loss on the redemption of your fund shares and incur a tax liability


           - close your account and send you the proceeds if your balance falls below $1,000 ($250 for retirement accounts and $500 for accounts with an Automatic Investment Plan funded with $50 or more per month in subsequent investments); we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements)

                                            Policies You Should Know About  | 45

          - pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

           - change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund's investment minimums at any time)

           - suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system


46 | Policies You Should Know About

UNDERSTANDING DISTRIBUTIONS AND TAXES

           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or distribution for a given period.


           THE FUND HAS A REGULAR SCHEDULE for paying out any earnings to shareholders.

           The fund intends to pay income dividends to its shareholders monthly; short-term and long-term capital gains are paid in November or December, or otherwise as needed.


           Dividends or distributions declared to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.


           For federal income tax purposes, income and capital gains distributions are generally taxable. However, dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws generally will not be taxable.


           YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at
           NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the same fund without a sales charge (if applicable). Taxable distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.



                                     Understanding Distributions and Taxes  | 47

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

           THE FEDERAL INCOME TAX STATUS of the fund's earnings you receive and your own fund transactions generally depend on their type:


--------------------------------------------------------------------------------
GENERALLY TAXED AT LONG-TERM                 GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                          INCOME RATES:
--------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND

-  gains from the sale of                    -  gains from the sale of
   securities held by the fund for              securities held by the fund for
   more than one year                           one year or less

-  qualified dividend income                 -  all other taxable income
--------------------------------------------------------------------------------
TRANSACTIONS INVOLVING FUND
SHARES

-  gains from selling fund                   -  gains from selling fund
   shares held for more than                    shares held for one year or
   one year                                     less
--------------------------------------------------------------------------------


           ANY INVESTMENTS IN FOREIGN SECURITIES MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, the fund's yield on those securities would generally be decreased. The fund may elect to pass through to its shareholders a credit or deduction for foreign taxes it has paid if at the end of its year more than 50% of the fund's total assets are stocks or securities of foreign corporations. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively impacted.

           To the extent that the fund invests in certain debt obligations, investments in these obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


48 | Understanding Distributions and Taxes

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal income purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. In addition, the fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply. The fund does not expect a significant portion of its distributions to be derived from qualified dividend income.


           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."

           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           IF YOU INVEST RIGHT BEFORE THE FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains, but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met.

           The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund.


                                     Understanding Distributions and Taxes  | 49

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary



           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


50 | Appendix

                     DWS Floating Rate Plus Fund - Class A




              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               4.50%                   $10,000                            5%
----------------------------------------------------------------------------------------------
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
----------------------------------------------------------------------------------------------
   1            5.00%        1.30%             -0.97%       $  9,903.35        $   576.45
----------------------------------------------------------------------------------------------
   2           10.25%        1.42%              2.58%       $ 10,257.89        $   143.14
----------------------------------------------------------------------------------------------
   3           15.76%        1.42%              6.25%       $ 10,625.12        $   148.27
----------------------------------------------------------------------------------------------
   4           21.55%        1.42%             10.06%       $ 11,005.50        $   153.58
----------------------------------------------------------------------------------------------
   5           27.63%        1.42%             13.99%       $ 11,399.50        $   159.08
----------------------------------------------------------------------------------------------
   6           34.01%        1.42%             18.08%       $ 11,807.60        $   164.77
----------------------------------------------------------------------------------------------
   7           40.71%        1.42%             22.30%       $ 12,230.31        $   170.67
----------------------------------------------------------------------------------------------
   8           47.75%        1.42%             26.68%       $ 12,668.16        $   176.78
----------------------------------------------------------------------------------------------
   9           55.13%        1.42%             31.22%       $ 13,121.68        $   183.11
----------------------------------------------------------------------------------------------
  10           62.89%        1.42%             35.91%       $ 13,591.43        $   189.66
----------------------------------------------------------------------------------------------
  TOTAL                                                                        $ 2,065.50
----------------------------------------------------------------------------------------------



DWS Floating Rate Plus Fund - Class C





              MAXIMUM           INITIAL HYPOTHETICAL                      ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                           OF RETURN:
               0.00%                   $10,000                                 5%
----------------------------------------------------------------------------------------------------
             CUMULATIVE        ANNUAL       CUMULATIVE            HYPOTHETICAL
           RETURN BEFORE        FUND       RETURN AFTER      YEAR-END BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND               FEES AND              FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES               EXPENSES              EXPENSES
----------------------------------------------------------------------------------------------------
   1            5.00%        2.05%              2.95%             $ 10,295.00           $   208.02
----------------------------------------------------------------------------------------------------
   2           10.25%        2.17%              5.86%             $ 10,586.35           $   226.56
----------------------------------------------------------------------------------------------------
   3           15.76%        2.17%              8.86%             $ 10,885.94           $   232.97
----------------------------------------------------------------------------------------------------
   4           21.55%        2.17%             11.94%             $ 11,194.01           $   239.57
----------------------------------------------------------------------------------------------------
   5           27.63%        2.17%             15.11%             $ 11,510.80           $   246.35
----------------------------------------------------------------------------------------------------
   6           34.01%        2.17%             18.37%             $ 11,836.56           $   253.32
----------------------------------------------------------------------------------------------------
   7           40.71%        2.17%             21.72%             $ 12,171.54           $   260.49
----------------------------------------------------------------------------------------------------
   8           47.75%        2.17%             25.16%             $ 12,515.99           $   267.86
----------------------------------------------------------------------------------------------------
   9           55.13%        2.17%             28.70%             $ 12,870.19           $   275.44
----------------------------------------------------------------------------------------------------
  10           62.89%        2.17%             32.34%             $ 13,234.42           $   283.24
----------------------------------------------------------------------------------------------------
  TOTAL                                                                                 $ 2,493.82
----------------------------------------------------------------------------------------------------




                                                                  Appendix  | 51

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact DWS Scudder at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.



DWS SCUDDER              SEC                     DISTRIBUTOR
---------------------    --------------------    -------------------------------
PO Box 219151            100 F Street, N.E.      DWS Scudder Distributors, Inc.
Kansas City, MO          Washington, D.C.        222 South Riverside Plaza
64121-9151               20549-0102              Chicago, IL 60606-5808
WWW.DWS-SCUDDER.COM      WWW.SEC.GOV             (800) 621-1148
(800) 621-1048           (800) SEC-0330



SEC FILE NUMBER:
DWS Portfolio Trust        DWS Floating Rate Plus Fund    811-42



[DWS SCUDDER LOGO GRAPHIC APPEARS HERE]






(06/27/07) DFRPF-1
[RECYCLE GRAPHIC APPEARS HERE]

                                 JUNE 27, 2007








                                   PROSPECTUS
                              ------------------
                              INSTITUTIONAL CLASS

                          DWS FLOATING RATE PLUS FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


[DWS SCUDDER LOGO GRAPHIC APPEARS HERE]

CONTENTS





HOW THE FUND WORKS

  4      The Fund's Main Investment
         Strategy

  7      The Main Risks of Investing in
         the Fund

 11      The Fund's Performance
         History

 12      How Much Investors Pay

 13      Other Policies and Risks

 14      Who Manages and Oversees
         the Fund

 21      Financial Highlights


HOW TO INVEST IN THE FUND

 23      Buying and Selling
         Institutional Class Shares

 30      Policies You Should Know
         About

 40      Understanding Distributions
         and Taxes

 44      Appendix

HOW THE FUND WORKS

On the next few pages, you'll find information about the fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at WWW.DWS-SCUDDER.COM (the Web site does not form a part of this prospectus).

--------------------------------------------------------------------------------
                                     Institutional Class
  fund number                        1443


    DWS FLOATING RATE PLUS FUND

--------------------------------------------------------------------------------

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks to provide high current income.


            The fund invests, under normal market conditions, at least 80% of its total assets in adjustable rate loans that have a senior right to payment ("Senior Loans") and other floating rate debt securities. As discussed below, the fund may also borrow money in an amount up to 33 1/3% of the fund's total assets for a range of purposes, including to create investment leverage.

            Senior Loans are made by banks and other financial institutions, typically to large corporate customers. Senior Loans offer high interest payments that typically float above a benchmark indicator of prevailing interest rates, such as the prime rate offered by one or more major US banks or the London Interbank Offered Rate, or LIBOR. Senior Loans typically are of below investment grade quality and, compared to investment grade loans, may pay higher yields, and have higher volatility and higher risk of default on payments of interest or principal. The Senior Loans in which the fund invests are generally fully collateralized with assets and/or cash flow that the Advisor believes have a market value at the time of acquisition that equals or exceeds the principal amount of the Senior Loan. The loan arrangement may or may not require the borrower to pledge additional collateral to secure the Senior Loan if the value of the initial collateral declines. The fund may invest assets in Senior Loans that are not secured by collateral. Such unsecured Senior Loans involve a greater risk of loss.


            Senior Loans generally are arranged through private negotiations between a borrower and a financial institution that acts as agent for the holders of a loan. The fund generally will acquire Senior Loans from and sell Senior Loans to financial institutions that act as lenders. The agent and the other original lenders typically have the right to sell interests ("participations") in their share of the Senior Loan to other


4 | DWS Floating Rate Plus Fund
            participants, and to assign all or a portion of their interests ("assignments") in the Senior Loan to other participants. While the Senior Loan interests held by the fund will typically be structured as assignments, the fund may also purchase participations. When the fund acquires an assignment, the fund typically will have a direct contractual relationship with the borrower and may enforce compliance by the borrower with the terms of the loan agreement. When the fund acquires a participation, the fund typically will have a contractual relationship only with the lender, not with the borrower and therefore the fund will generally have no right to enforce compliance by the borrower with the terms of the loan agreement.

            In addition to investments in US-dollar denominated loans of US companies, investments may include US-dollar denominated loans of non-US companies and non-US dollar denominated loans to both US and non-US companies. The fund may acquire senior loans of borrowers engaged in any industry, but will invest no more than 25% of its total assets in senior loans of borrowers and securities of other issuers in any one industry. The fund does not have a targeted maturity range for its portfolio.

            Under normal market conditions, up to 20% of the fund's total assets may be held in cash and other investments, including, but not limited to, fixed-rate debt obligations, short- to medium-term notes, high-yield securities, equity securities, hybrid and synthetic loans, collateralized loan obligations, and asset backed securities.


            The portfolio managers focus on careful cash flow and total return analysis, and diversification among sectors, industries and individual issuers. The managers use an active process which emphasizes relative value managing on a total return basis, using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of owning below investment grade floating-rate (and other) investments.


            The investment process involves using primarily a bottom-up approach by using relative value and fundamental analysis to select the best investments within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select investments, the portfolio managers:


                                                DWS Floating Rate Plus Fund  | 5

            - Analyze economic conditions for improving or undervalued sectors and industries;


            - Use independent and proprietary research to evaluate individual issuer's debt service, growth rate, and both downgrade and upgrade potential, as well as structural protection such as collateral security and covenants;


            -  Assess new issues versus secondary market opportunities; and

            - Seek issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.


            IGAP STRATEGY. In addition to the fund's main investment strategy, the Advisor seeks to enhance returns by employing a global tactical asset allocation overlay strategy. This strategy, which the Advisor calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short-term mispricings within global bond and currency markets. The iGAP strategy is implemented through the use of derivatives and is expected to have a low correlation to the fund's loan holdings.The iGAP strategy may not be employed at all times.

            The fund may borrow money in an amount up to 33 1/3% of the fund's total assets for, among other things, managing cash flow and enhancing returns through the use of leverage for purchases of loans and other securities and for investment purposes in furtherance of the iGAP strategy.


            DERIVATIVE INSTRUMENTS. The fund may invest in various instruments commonly known as "derivatives" to increase its exposure to certain groups of securities. The derivatives that the fund may use include, among others, futures contracts, options on futures contracts, forward contracts, options on forward contracts, interest rate swaps and credit default swaps. The fund may use derivatives to keep cash on hand to meet shareholder redemptions, as a hedging strategy to maintain a specific portfolio duration, or to protect against market risk. When employing the iGAP strategy, the fund also may use derivatives for leveraging, which is a way to attempt to enhance returns. The fund will only use these instruments if portfolio management believes that their return potential more than compensates for the extra risks associated with using them.


6 | DWS Floating Rate Plus Fund

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


            CREDIT RISK. A fund purchasing Senior Loans faces the risk that the creditworthiness of the borrower may decline, causing the value of the loans to decline. In addition, a borrower may not be able to make timely payments on the interest and principal on the debt obligations it has outstanding. Any such non-payment could result in a reduction of income to the fund, a reduction in the value of the Senior Loan and a reduction in the fund's net asset value. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The fund principally invests in below investment grade floating rate loans which are considered speculative because of the credit risk of their issuers. Such issuers may be more likely to default on payments of interest and principal in response to changes in economic conditions or circumstances. The fund invests in Senior Loans that may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities exchange. The amount of public information available with respect to Senior Loans may be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the Advisor relies on its own evaluation of borrowers, but will consider, and may rely in part on, analyses performed by others. As a result, the fund is particularly dependent on the analytical abilities of the Advisor.


            INTEREST RATE RISK. The value of debt securities will change in response to interest rate changes. Generally, fixed-rate debt securities will decrease in value when interest rates rise, and will increase in value when interest rates fall. As interest rates


                                                DWS Floating Rate Plus Fund  | 7
            decline, a Senior Loan in which the fund invests may be prepaid sooner than scheduled, forcing the fund to reinvest in lower-yielding securities. Prepayment may reduce the fund's income. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. The Senior
            Loans in which the fund primarily invests have adjustable interest rates. As a result, it is expected that the value of Senior Loans held by the fund will fluctuate less in response to interest rate changes than will fixed-rate debt securities. This could result in less volatility than would be expected for a fund that invests primarily in fixed-rate debt securities. However, because floating rates on Senior Loans only reset periodically, changes in prevailing interest rates may cause a fluctuation in the fund's value. In addition, extreme increases in prevailing interest rates may cause an increase in Senior Loan defaults which may cause a decline in the fund's value. Finally, a decrease in interest rates could adversely affect the income earned by the fund from its Senior Loans.

            BORROWING/LEVERAGE RISK. Because the fund may borrow money for investment purposes, commonly referred to as "leveraging," its exposure to fluctuations in the prices of its assets will be increased as compared to its exposure if the fund did not borrow. Borrowing activities by the fund will amplify any increase or decrease in the net asset value of the fund. In addition, the interest which the fund pays on borrowed money, together with the additional costs of maintaining a borrowing facility, are additional costs borne by the fund and could reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the fund compared with what it would have been without borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its portfolio holdings even though it may be disadvantageous to do so at that time.

            MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. In addition, an increase in demand for floating rate loans may adversely affect the rate of interest payable on loans acquired by the fund, thus reducing fund returns. During periods of limited supply of Senior Loans,


8 | DWS Floating Rate Plus Fund
            the fund's yield may be lower. Because the fund invests heavily in one category of loans, market risk is more pronounced for the fund than for funds that invest in a more diverse set of securities.

            CONFLICT OF INTEREST RISK. Affiliates of the Advisor may participate in the primary and secondary market for Senior Loans. Because of limitations imposed by applicable law, the presence of the Advisor's affiliates in the Senior Loan market may restrict the fund's ability to acquire some Senior Loans, affect the timing of such acquisition or affect the price at which a Senior Loan is acquired. The Advisor does not believe that this will materially affect the fund's ability to achieve its investment objectives. Also, because the Advisor may wish to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.


            LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects the fund's estimate of its value. No active trading market may exist for some Senior Loans and certain Senior Loans may be subject to restrictions on resale. The inability to dispose of Senior Loans in a timely fashion could result in losses to the fund. Because some Senior Loans that the fund invests in have a limited secondary market, liquidity risk is more pronounced for the fund than for funds that invest primarily in equity securities.

            PRICING RISK. At times, market conditions might make it hard to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause an inability to realize full value and thus cause a material decline in the fund's net asset value.



                                                DWS Floating Rate Plus Fund  | 9

            PREPAYMENT RISK. If a Senior Loan in which the fund invests is paid off sooner than scheduled, and interest rates are falling, the fund may be forced to reinvest the payments at lower yields.


            DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund.


            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

            NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940. This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.


            FOREIGN INVESTMENT RISK. To the extent that the fund holds the securities of companies based outside the US, or invests in loans of non-US companies, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets. To the extent the fund invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which decreases the value of the investment to US investors, and the investments of the fund may be subject to foreign withholding taxes.



10 | DWS Floating Rate Plus Fund

THE FUND'S PERFORMANCE HISTORY

           Since the fund is newly offered, past performance information is not available.



                                               DWS Floating Rate Plus Fund  | 11

HOW MUCH INVESTORS PAY


This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund.


--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------
 SHAREHOLDER FEES, paid directly from your investment
--------------------------------------------------------------------------------
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 redemption proceeds)1                               2.00%
--------------------------------------------------------------------------------
 ANNUAL OPERATING EXPENSES, deducted from fund assets
--------------------------------------------------------------------------------
 Management Fee2                                     0.75%
--------------------------------------------------------------------------------
 Distribution/Service (12b-1) Fee                   None
--------------------------------------------------------------------------------
 Other Expenses3                                     0.45
--------------------------------------------------------------------------------
 Interest/Leverage Expense4                          0.00
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                     1.20
--------------------------------------------------------------------------------
 Less Expense Waiver/Reimbursement5                  0.15
--------------------------------------------------------------------------------
 NET ANNUAL OPERATING EXPENSES5                      1.05
--------------------------------------------------------------------------------


1 This fee is charged on all applicable redemptions or exchanges. Please see "Policies You Should Know About - Policies about transactions" for further information.

2    Includes 0.10% administration fee.


3 "Other Expenses" are based on estimated amounts for the current fiscal year, including 0.10% of organizational and offering expenses expected to be incurred in the first fiscal year only. Actual expenses may be different.



4 It is anticipated that in year 1 the fund will not borrow for leverage purposes. The use of leverage in the future would increase fund expenses.


5 Through September 30, 2008, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.95% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses (limited to 0.10%) on net assets.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the fund's Institutional Class shares expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
EXAMPLE                    1 YEAR      3 YEARS
--------------------------------------------------------------------------------
 Institutional Class        $107        $345
--------------------------------------------------------------------------------



12 | DWS Floating Rate Plus Fund

OTHER POLICIES AND RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

           - Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval. In addition, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the fund's 80% investment policy as described herein.

           - As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities or other short-term securities that offer comparable levels of risk. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment goal. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

           - The fund may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.


           - Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, a judgment by portfolio management. All securities must meet the credit quality standards applied by portfolio management. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would benefit shareholders most.



           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that the fund will achieve its goal.


                                                  Other Policies and Risks  | 13

           A complete list of the fund's portfolio holdings is posted on www.dws-scudder.com (the Web site does not form a part of this prospectus) as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the fund's top ten holdings and other fund information is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


           The investment advisor


           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the supervision of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


           DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


14 | Who Manages and Oversees the Fund

           MANAGEMENT FEE. The Advisor will receive a management fee from the fund. Below is the actual rate paid by the fund, which is based upon the fund's average daily net assets:

           DWS Floating Rate Plus Fund pays the Advisor under the investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 0.650% of the fund's average daily net assets up to $1 billion, 0.635% of the next $1.5 billion, 0.610% of the next $2.5 billion, 0.585% of the next $2.5 billion, 0.560% of the next $2.5 billion and 0.550% thereafter.


           The fund's shareholder report for the fiscal period ended October 31, 2007 will contain a discussion regarding the basis for the Board approval of the fund's investment management agreement (see "Shareholder reports" on the back cover).


           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor for providing most of the fund's administrative services.


                                         Who Manages and Oversees the Fund  | 15

Portfolio management

DWS Floating Rate Plus Fund is managed by a team of investment professionals who collaborate to develop and implement the fund's investment strategy. Each portfolio manager has authority over all aspects of the fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The primary portfolio managers responsible for the day-to-day management of the fund, with respect to the fund's loan investments are as follows:

James T. Anderson
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
-  Global Head of High Yield Strategies: New York.
- Joined the Company in 2006 after 25 years of experience in the corporate and leveraged credit markets, most recently as head of Flagship Capital Management, a subsidiary of Bank of America, a specialty asset manager focused on below-investment grade assets in structured, securitized formats.
-  AB from Dartmouth College.

Eric S. Meyer, CFA
Director of Deutsche Asset Management and Portfolio Manager of the fund.
-  Head of Loan Portfolio Management, High Yield Strategies: New York.
- Joined the Company in 2006 after 16 years of experience in positions of increasing responsibility in corporate banking with First Chicago, Credit Agricole, and most recently, Bank of America's subsidiary, Flagship Capital Management. Prior to his corporate banking experience, he worked in trust management operations for 10 years at First Chicago and EF Hutton.
-  BA from State University of New York, Albany; MBA from Pace University.

16 | Who Manages and Oversees the Fund

The primary portfolio managers responsible for the day-to-day management of the fund with respect to the fund's iGAP overlay are as follows:

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
-  Global Head of Portfolio Management/
   Trading for iGAP and Currency; member of iGAP Global Oversight Committee:
   New York.
- Joined the Company in 1995 as a senior fixed income portfolio manager after 13 years of experience at J.P. Morgan and Co. trading fixed income, derivatives and foreign exchange products.
-  BS in economics from The Wharton School, University of Pennsylvania.

Thomas Picciochi
Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Senior portfolio manager for Quantitative Strategies; member of iGAP Global Oversight Committee: New York.
- Joined the Company in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.
-  BA & MBA from University of Miami.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                         Who Manages and Oversees the Fund  | 17

           Legal proceedings

           On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

           The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.


18 | Who Manages and Oversees the Fund

           Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

           In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/
           Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

           DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

           The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and


                                         Who Manages and Oversees the Fund  | 19
           certain individuals, including in some cases fund Trustees/ Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

           Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.


20 | Who Manages and Oversees the Fund

FINANCIAL HIGHLIGHTS

           Since the fund is newly offered, financial highlights information is not available.



                                                      Financial Highlights  | 21

HOW TO INVEST IN THE FUND

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you're investing directly with DWS Scudder, all of this information applies to you.

The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

You can find out more about the topics covered here by speaking with your FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR OTHER INVESTMENT PROVIDER.

Buying and Selling INSTITUTIONAL CLASS Shares



           You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to enter and pay for your order.


           You may also buy Institutional Class shares by sending your check (along with a completed Application Form) directly to DWS Scudder Investments Service Company (the "transfer agent"). Your purchase order may not be accepted if the fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the fund's shareholders.


           Eligibility requirements

           You may buy Institutional Class shares if you are any of the following:

           - An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

           -  An employee benefit plan with assets of at least $50 million.

           - A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

           -  A client of the private banking division of Deutsche Bank AG.

           - A current or former director or trustee of the Deutsche or DWS mutual funds.

           - An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares in the funds.


           Investment minimum

           Your initial investment must be for at least $1,000,000. There are no minimum subsequent investment requirements.

           The minimum initial investment is waived for:

                             Buying and Selling Institutional Class Shares  | 23

           - Investment advisory affiliates of Deutsche Bank Securities, Inc., DWS funds or Deutsche funds purchasing shares for the accounts of their investment advisory clients.

           -  Employee benefit plans with assets of at least $50 million.

           -  Clients of the private banking division of Deutsche Bank AG.

           - Institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG.

           - A current or former director or trustee of the Deutsche or DWS mutual funds.

           - An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds.

           - Registered investment advisors who trade through platforms approved by the Advisor and whose client assets in the aggregate meet the $1,000,000 minimum investment.

           The fund reserves the right to modify the above eligibility requirements and investment minimum at any time.


           How to contact the transfer agent


--------------------------------------------------------------------------------
  BY PHONE:                (800) 730-1313
--------------------------------------------------------------------------------
  FIRST INVESTMENTS        DWS Scudder Investments Service Company
--------------------------------------------------------------------------------
  BY MAIL:                 P.O. Box 219210
                           Kansas City, MO 64121-9151
--------------------------------------------------------------------------------
  ADDITIONAL               DWS Scudder Investments Service Company
  INVESTMENTS BY           P.O. Box 219210
  MAIL:                    Kansas City, MO 64121-9154
--------------------------------------------------------------------------------
  BY OVERNIGHT MAIL:       DWS Scudder Investments Service Company
                           210 W. 10th Street
                           Kansas City, MO 64105-1614
--------------------------------------------------------------------------------


           You can reach the automated information line, 24 hours a day, 7 days a week by calling (800) 621-1048.


24 | Buying and Selling Institutional Class Shares

           How to open your fund account

--------------------------------------------------------------------------------
  MAIL:              Complete and sign the account application that
                     accompanies this prospectus. (You may obtain
                     additional applications by calling the transfer agent.)
                     Mail the completed application along with a check
                     payable to the fund you have selected to the transfer
                     agent. Be sure to include the fund number. (For fund
                     number, see below.) The applicable addresses are
                     shown under "How to contact the transfer agent ."
--------------------------------------------------------------------------------
  WIRE:              Call the transfer agent to set up a wire account.
--------------------------------------------------------------------------------
  FUND NAME AND      Please use the complete fund name. Refer to "The
  FUND NUMBER:       Fund's Main Investment Strategy" above for the fund
                     number.
--------------------------------------------------------------------------------


           Please note that your account cannot become activated until we receive a completed application.

           WIRE:


           BUYING: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call Shareholder Services at (800) 730-1313 to notify us in advance of a wire transfer purchase. Inform Shareholder Services of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. (Eastern time) the next business day following your purchase. If your wire is not received by 4:00 p.m. (Eastern time) on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.




--------------------------------------------------------------------------------
  BANK NAME:        State Street Kansas City
--------------------------------------------------------------------------------
  ROUTING NO:       011000028
--------------------------------------------------------------------------------
  ATTN:             DWS Scudder
--------------------------------------------------------------------------------
  DDA NO:           9903-5552
--------------------------------------------------------------------------------
  FBO:              (Account name) (Account number)
--------------------------------------------------------------------------------
  CREDIT:           (fund name and fund number) (see "How to open
                    your fund account")
--------------------------------------------------------------------------------



           Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times.


                             Buying and Selling Institutional Class Shares  | 25

           SELLING: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial advisor or Shareholder Services at (800) 730-1313. Inform Shareholder Services of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. The fund reserves the right to change the above eligibility requirements and investment minimum at any time. We must receive your order by 4:00 p.m. (Eastern time) to wire your account the next business day.

           TELEPHONE TRANSACTIONS:

           You may place orders to buy and sell over the phone by calling your financial advisor or Shareholder Services at (800) 730-1313. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional shares of another DWS fund by calling the transfer agent.

           You may make regular investments from a bank checking account. For more information on setting up an automatic investment plan or payroll investment plan, call Shareholder Services at (800) 730-1313.


26 | Buying and Selling Institutional Class Shares

           Financial intermediary support payments


           The Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.



                             Buying and Selling Institutional Class Shares  | 27

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .10% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of


28 | Buying and Selling Institutional Class Shares
           broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


                             Buying and Selling Institutional Class Shares  | 29

POLICIES YOU SHOULD KNOW ABOUT

           Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 730-1313.


           Policies about transactions


           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


30 | Policies You Should Know About

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.


           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in the fund.


           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as


                                            Policies You Should Know About  | 31
           those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage").

           The fund discourages short-term and excessive trading. The fund will take steps to detect and deter short-term and excessive trading pursuant to the fund's policies as described in this prospectus and approved by the fund's Board. The fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. The fund may also take trading activity that occurs over longer periods into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           The fund's policies include:

           - a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees");

           - the fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the fund; and

           - the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

           When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the fund by an investor is detected, the Advisor may determine to prohibit that investor from future purchases in the fund or to limit or terminate the investor's exchange privilege. The detection of these patterns and the banning of further trading are inherently


32 | Policies You Should Know About
           subjective and therefore involve some selectivity in their application. The Advisor seeks to make such determinations in a manner consistent with the interests of the fund's long-term shareholders.

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the fund.

           The fund's market timing policies and procedures may be modified or terminated at any time.


           REDEMPTION FEES. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.


           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on


                                            Policies You Should Know About  | 33
           customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's.


           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vii) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (viii) transactions involving hardship of any registered shareholder; (ix) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (x) transactions involving shares purchased through the reinvestment of dividends or other distributions; (xi) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (xii) transactions initiated by the fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xiii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion). The policy of the DWS funds is to permit transactions on behalf of fund platform providers without the imposition of a redemption fee if such fund platform providers are able to implement trade block policies in which the period of time covered by the trade block is equal to or greater than the relevant redemption fee holding period for the DWS fund.



34 | Policies You Should Know About

           The fund expects that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the Advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The fund reserves the right to withdraw waivers and to modify or terminate these waivers or the redemption fee at any time.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY CALLING (800) 621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use this service to make exchanges and sell shares.

           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 730-1313.


           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 730-1313 at a later date.


           Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.






THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. Go to WWW.DWS-SCUDDER.COM to get up-to-date information, review balances or even place orders for exchanges.









                                            Policies You Should Know About  | 35

           WE DO NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.


           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that the fund does not accept cash, money orders, traveler's checks, starter checks, third party checks (except checks for retirement plan asset transfers and rollovers or for Uniform Gift to Minors Act/Uniform Transfers to Minors Act accounts), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Thus, subject to the foregoing exceptions for certain third party checks, checks that are otherwise permissible must be drawn by the account holder on a domestic bank and must be payable to the fund.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.


           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.





THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.









36 | Policies You Should Know About

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 730-1313 or contact your financial advisor for more information.


           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank's wire payment system. For additional circumstances where redemption proceeds could be delayed, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING


           The price at which you buy and sell shares is also the NAV.


           THE FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days. Please see "Policies about transactions - Redemption fees" for further information.

           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market


                                            Policies You Should Know About  | 37
           on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

           TO THE EXTENT THAT THE FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)


           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           - withhold a portion of your distributions and redemption proceeds as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications or certification that you are exempt from backup withholding


           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason


38 | Policies You Should Know About

           - refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law


           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may recognize a gain or loss on the redemption of your fund shares and incur a tax liability


           - redeem your shares and close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $1,000,000 for any reason other than a change in market value

           - pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

           - change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund's investment minimums at any time)


                                            Policies You Should Know About  | 39

           - suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system


UNDERSTANDING DISTRIBUTIONS AND TAXES

           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or distribution for a given period.


           THE FUND HAS A REGULAR SCHEDULE for paying out any earnings to shareholders.

           The fund intends to pay income dividends to its shareholders monthly; short-term and long-term capital gains are paid in November or December, or otherwise as needed.


           Dividends or distributions declared to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.


           For federal income tax purposes, income and capital gains distributions are generally taxable. However, dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws generally will not be taxable.


          YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS



Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.


40 | Understanding Distributions and Taxes other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the same fund without a sales charge (if applicable). Taxable distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

          BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

          THE FEDERAL INCOME TAX STATUS of the fund's earnings you receive and your own fund transactions generally depend on their type:


--------------------------------------------------------------------------------
GENERALLY TAXED AT LONG-TERM                 GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                          INCOME RATES:
--------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
-  gains from the sale of                    -  gains from the sale of
   securities held by the fund for              securities held by the fund for
   more than one year                           one year or less
-  qualified dividend income                 -  all other taxable income
--------------------------------------------------------------------------------
TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund                    -  gains from selling fund
  shares held for more than                     shares held for one year or
  one year                                      less
--------------------------------------------------------------------------------


           ANY INVESTMENTS IN FOREIGN SECURITIES MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, the fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively impacted.


                                     Understanding Distributions and Taxes  | 41

           To the extent that the fund invests in certain debt obligations, investments in these obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal income purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. In addition, the fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply. The fund does not expect a significant portion of its distributions to be derived from qualified dividend income.


           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."

           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           IF YOU INVEST RIGHT BEFORE THE FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains, but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met.


42 | Understanding Distributions and Taxes

           The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund.


                                     Understanding Distributions and Taxes  | 43

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary



           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables do not reflect redemption fees, if any, which may be payable upon redemption. If redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


44 | Appendix

               DWS Floating Rate Plus Fund - Class Institutional




              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
--------------------------------------------------------------------------------------------
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
--------------------------------------------------------------------------------------------
   1            5.00%        1.05%              3.95%       $ 10,395.00        $   107.07
--------------------------------------------------------------------------------------------
   2           10.25%        1.10%              8.00%       $ 10,800.41        $   116.57
--------------------------------------------------------------------------------------------
   3           15.76%        1.10%             12.22%       $ 11,221.62        $   121.12
--------------------------------------------------------------------------------------------
   4           21.55%        1.10%             16.59%       $ 11,659.26        $   125.84
--------------------------------------------------------------------------------------------
   5           27.63%        1.10%             21.14%       $ 12,113.98        $   130.75
--------------------------------------------------------------------------------------------
   6           34.01%        1.10%             25.86%       $ 12,586.42        $   135.85
--------------------------------------------------------------------------------------------
   7           40.71%        1.10%             30.77%       $ 13,077.29        $   141.15
--------------------------------------------------------------------------------------------
   8           47.75%        1.10%             35.87%       $ 13,587.31        $   146.66
--------------------------------------------------------------------------------------------
   9           55.13%        1.10%             41.17%       $ 14,117.21        $   152.37
--------------------------------------------------------------------------------------------
  10           62.89%        1.10%             46.68%       $ 14,667.78        $   158.32
--------------------------------------------------------------------------------------------
  TOTAL                                                                        $ 1,335.72
--------------------------------------------------------------------------------------------




                                                                  Appendix  | 45

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, call (800) 730-1313, or contact DWS Scudder at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.



DWS SCUDDER              SEC                     DISTRIBUTOR
---------------------    --------------------    -------------------------------
PO Box 219210            100 F Street, N.E.      DWS Scudder Distributors, Inc.
Kansas City, MO          Washington, D.C.        222 South Riverside Plaza
64121-9210               20549-0102              Chicago, IL 60606-5808
WWW.DWS-SCUDDER.COM      WWW.SEC.GOV             (800) 621-1148
(800) 730-1313           (800) SEC-0330



SEC FILE NUMBER:
DWS Portfolio Trust        DWS Floating Rate Plus Fund    811-42



[DWS SCUDDER LOG GRAPHIC APPEARS HERE]






(06/27/07) DFRPF-1-IN
[RECYCLE GRAPHIC APPEARS HERE]

--------------------------------------------------------------------------------


                                 JUNE 27, 2007








                                   PROSPECTUS
                              ------------------
                                    CLASS S




--------------------------------------------------------------------------------




                          DWS FLOATING RATE PLUS FUND





As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                         [DWS SCUDDER LOGO GRAPHIC APPEARS HERE]

--------------------------------------------------------------------------------










CONTENTS
--------------------------------------------------------------------------------

HOW THE FUND WORKS

  4      The Fund's Main Investment
         Strategy

  7      The Main Risks of Investing in
         the Fund

 11      The Fund's Performance
         History

 12      How Much Investors Pay

 13      Other Policies and Risks

 14      Who Manages and Oversees
         the Fund

 21      Financial Highlights


HOW TO INVEST IN THE FUND

 23      How to Buy, Sell and
         Exchange Shares

 28      Policies You Should Know
         About

 40      Understanding Distributions
         and Taxes

 43      Appendix

HOW THE FUND WORKS

On the next few pages, you'll find information about the fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

CLASS S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with the fund's distributor and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at WWW.DWS-SCUDDER.COM (the Web site does not form a part of this prospectus).

--------------------------------------------------------------------------------
                                                                Class S
                                              fund number       2043

DWS FLOATING RATE PLUS FUND
--------------------------------------------------------------------------------


            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks to provide high current income.


            The fund invests, under normal market conditions, at least 80% of its total assets in adjustable rate loans that have a senior right to payment ("Senior Loans") and other floating rate debt securities. As discussed below, the fund may also borrow money in an amount up to 33 1/3% of the fund's total assets for a range of purposes, including to create investment leverage.

            Senior Loans are made by banks and other financial institutions, typically to large corporate customers. Senior Loans offer high interest payments that typically float above a benchmark indicator of prevailing interest rates, such as the prime rate offered by one or more major US banks or the London Interbank Offered Rate, or LIBOR. Senior Loans typically are of below investment grade quality and, compared to investment grade loans, may pay higher yields, and have higher volatility and higher risk of default on payments of interest or principal. The Senior Loans in which the fund invests are generally fully collateralized with assets and/or cash flow that the Advisor believes have a market value at the time of acquisition that equals or exceeds the principal amount of the Senior Loan. The loan arrangement may or may not require the borrower to pledge additional collateral to secure the Senior Loan if the value of the initial collateral declines. The fund may invest assets in Senior Loans that are not secured by collateral. Such unsecured Senior Loans involve a greater risk of loss.


            Senior Loans generally are arranged through private negotiations between a borrower and a financial institution that acts as agent for the holders of a loan. The fund generally will acquire Senior Loans from and sell Senior Loans to financial institutions that act as lenders. The agent and the other original lenders typically have the right to sell interests ("participations") in their share of the Senior Loan to other


4 | DWS Floating Rate Plus Fund
            participants, and to assign all or a portion of their interests ("assignments") in the Senior Loan to other participants. While the Senior Loan interests held by the fund will typically be structured as assignments, the fund may also purchase participations. When the fund acquires an assignment, the fund typically will have a direct contractual relationship with the borrower and may enforce compliance by the borrower with the terms of the loan agreement. When the fund acquires a participation, the fund typically will have a contractual relationship only with the lender, not with the borrower and therefore the fund will generally have no right to enforce compliance by the borrower with the terms of the loan agreement.

            In addition to investments in US-dollar denominated loans of US companies, investments may include US-dollar denominated loans of non-US companies and non-US dollar denominated loans to both US and non-US companies. The fund may acquire senior loans of borrowers engaged in any industry, but will invest no more than 25% of its total assets in senior loans of borrowers and securities of other issuers in any one industry. The fund does not have a targeted maturity range for its portfolio.

            Under normal market conditions, up to 20% of the fund's total assets may be held in cash and other investments, including, but not limited to, fixed-rate debt obligations, short- to medium-term notes, high-yield securities, equity securities, hybrid and synthetic loans, collateralized loan obligations, and asset backed securities.


            The portfolio managers focus on careful cash flow and total return analysis, and diversification among sectors, industries and individual issuers. The managers use an active process which emphasizes relative value managing on a total return basis, using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of owning below investment grade floating-rate (and other) investments.


            The investment process involves using primarily a bottom-up approach by using relative value and fundamental analysis to select the best investments within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select investments, the portfolio managers:


                                                DWS Floating Rate Plus Fund  | 5

            - Analyze economic conditions for improving or undervalued sectors and industries;


            - Use independent and proprietary research to evaluate individual issuer's debt service, growth rate, and both downgrade and upgrade potential, as well as structural protection such as collateral security and covenants;


            -  Assess new issues versus secondary market opportunities; and

            - Seek issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.


            iGAP STRATEGY. In addition to the fund's main investment strategy, the Advisor seeks to enhance returns by employing a global tactical asset allocation overlay strategy. This strategy, which the Advisor calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short-term mispricings within global bond and currency markets. The iGAP strategy is implemented through the use of derivatives and is expected to have a low correlation to the fund's loan holdings.The iGAP strategy may not be employed at all times.

            The fund may borrow money in an amount up to 33 1/3% of the fund's total assets for, among other things, managing cash flow and enhancing returns through the use of leverage for purchases of loans and other securities and for investment purposes in furtherance of the iGAP strategy.


            DERIVATIVE INSTRUMENTS. The fund may invest in various instruments commonly known as "derivatives" to increase its exposure to certain groups of securities. The derivatives that the fund may use include, among others, futures contracts, options on futures contracts, forward contracts, options on forward contracts, interest rate swaps and credit default swaps. The fund may use derivatives to keep cash on hand to meet shareholder redemptions, as a hedging strategy to maintain a specific portfolio duration, or to protect against market risk. When employing the iGAP strategy, the fund also may use derivatives for leveraging, which is a way to attempt to enhance returns. The fund will only use these instruments if portfolio management believes that their return potential more than compensates for the extra risks associated with using them.


6 | DWS Floating Rate Plus Fund

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


            CREDIT RISK. A fund purchasing Senior Loans faces the risk that the creditworthiness of the borrower may decline, causing the value of the loans to decline. In addition, a borrower may not be able to make timely payments on the interest and principal on the debt obligations it has outstanding. Any such non-payment could result in a reduction of income to the fund, a reduction in the value of the Senior Loan and a reduction in the fund's net asset value. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The fund principally invests in below investment grade floating rate loans which are considered speculative because of the credit risk of their issuers. Such issuers may be more likely to default on payments of interest and principal in response to changes in economic conditions or circumstances. The fund invests in Senior Loans that may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities exchange. The amount of public information available with respect to Senior Loans may be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the Advisor relies on its own evaluation of borrowers, but will consider, and may rely in part on, analyses performed by others. As a result, the fund is particularly dependent on the analytical abilities of the Advisor.


            INTEREST RATE RISK. The value of debt securities will change in response to interest rate changes. Generally, fixed-rate debt securities will decrease in value when interest rates rise, and will increase in value when interest rates fall. As interest rates


                                                DWS Floating Rate Plus Fund  | 7
            decline, a Senior Loan in which the fund invests may be prepaid sooner than scheduled, forcing the fund to reinvest in lower-yielding securities. Prepayment may reduce the fund's income. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. The Senior
            Loans in which the fund primarily invests have adjustable interest rates. As a result, it is expected that the value of Senior Loans held by the fund will fluctuate less in response to interest rate changes than will fixed-rate debt securities. This could result in less volatility than would be expected for a fund that invests primarily in fixed-rate debt securities. However, because floating rates on Senior Loans only reset periodically, changes in prevailing interest rates may cause a fluctuation in the fund's value. In addition, extreme increases in prevailing interest rates may cause an increase in Senior Loan defaults which may cause a decline in the fund's value. Finally, a decrease in interest rates could adversely affect the income earned by the fund from its Senior Loans.

            BORROWING/LEVERAGE RISK. Because the fund may borrow money for investment purposes, commonly referred to as "leveraging," its exposure to fluctuations in the prices of its assets will be increased as compared to its exposure if the fund did not borrow. Borrowing activities by the fund will amplify any increase or decrease in the net asset value of the fund. In addition, the interest which the fund pays on borrowed money, together with the additional costs of maintaining a borrowing facility, are additional costs borne by the fund and could reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the fund compared with what it would have been without borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its portfolio holdings even though it may be disadvantageous to do so at that time.

            MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. In addition, an increase in demand for floating rate loans may adversely affect the rate of interest payable on loans acquired by the fund, thus reducing fund returns. During periods of limited supply of Senior Loans,


8 | DWS Floating Rate Plus Fund
            the fund's yield may be lower. Because the fund invests heavily in one category of loans, market risk is more pronounced for the fund than for funds that invest in a more diverse set of securities.

            CONFLICT OF INTEREST RISK. Affiliates of the Advisor may participate in the primary and secondary market for Senior Loans. Because of limitations imposed by applicable law, the presence of the Advisor's affiliates in the Senior Loan market may restrict the fund's ability to acquire some Senior Loans, affect the timing of such acquisition or affect the price at which a Senior Loan is acquired. The Advisor does not believe that this will materially affect the fund's ability to achieve its investment objectives. Also, because the Advisor may wish to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.


            LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects the fund's estimate of its value. No active trading market may exist for some Senior Loans and certain Senior Loans may be subject to restrictions on resale. The inability to dispose of Senior Loans in a timely fashion could result in losses to the fund. Because some Senior Loans that the fund invests in have a limited secondary market, liquidity risk is more pronounced for the fund than for funds that invest primarily in equity securities.

            PRICING RISK. At times, market conditions might make it hard to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause an inability to realize full value and thus cause a material decline in the fund's net asset value.



                                                DWS Floating Rate Plus Fund  | 9

            PREPAYMENT RISK. If a Senior Loan in which the fund invests is paid off sooner than scheduled, and interest rates are falling, the fund may be forced to reinvest the payments at lower yields.


            DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund.


            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

            NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940. This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.


            FOREIGN INVESTMENT RISK. To the extent that the fund holds the securities of companies based outside the US, or invests in loans of non-US companies, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets. To the extent the fund invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which decreases the value of the investment to US investors, and the investments of the fund may be subject to foreign withholding taxes.



10 | DWS Floating Rate Plus Fund

THE FUND'S PERFORMANCE HISTORY

           Since the fund is newly offered, past performance information is not available.



                                               DWS Floating Rate Plus Fund  | 11

HOW MUCH INVESTORS PAY


The fund's Class S shares have no sales charges or other shareholder fees other than a short-term redemption/exchange fee. The fund does have annual operating expenses, and as a shareholder of Class S shares you pay them indirectly.


--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------
 SHAREHOLDER FEES, paid directly from your investment
--------------------------------------------------------------------------------
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 redemption proceeds) 1                                         2.00%
--------------------------------------------------------------------------------
 ANNUAL OPERATING EXPENSES, deducted from fund assets
--------------------------------------------------------------------------------
 Management Fee 2                                               0.75%
--------------------------------------------------------------------------------
 Distribution/Service (12b-1) Fee                               None
--------------------------------------------------------------------------------
 Other Expenses 3                                               0.52
--------------------------------------------------------------------------------
 Interest/Leveraged Expense 4                                   0.00
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                                1.27
--------------------------------------------------------------------------------
 Less Expense Waiver/Reimbursement 5                            0.22
--------------------------------------------------------------------------------
 NET ANNUAL OPERATING EXPENSES 5                                1.05
--------------------------------------------------------------------------------


1 This fee is charged on all applicable redemptions or exchanges. Please see "Policies You Should Know About - Policies about transactions" for further information.

2  Includes 0.10% administration fee.


3 "Other Expenses" are based on estimated amounts for the current fiscal year, including 0.10% of organizational and offering expenses expected to be incurred in the first fiscal year only. Actual expenses may be different.



4 It is anticipated that in year 1 the fund will not borrow for leverage purposes. The use of leverage in the future would increase fund expenses.


5 Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.95% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses (limited to 0.10%) on net assets.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
EXAMPLE                         1 YEAR                  3 YEARS
--------------------------------------------------------------------------------
 Class S shares                 $107                    $360
--------------------------------------------------------------------------------



12 | DWS Floating Rate Plus Fund

OTHER POLICIES AND RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

           - Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval. In addition, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the fund's 80% investment policy as described herein.

           - As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities or other short-term securities that offer comparable levels of risk. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment goal. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

           - The fund may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.


           - Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, a judgment by portfolio management. All securities must meet the credit quality standards applied by portfolio management. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would benefit shareholders most.


           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that the fund will achieve its goal.


                                                  Other Policies and Risks  | 13

           A complete list of the fund's portfolio holdings is posted on www.dws-scudder.com (the Web site does not form a part of this prospectus) as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the fund's top ten holdings and other fund information is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.


WHO MANAGES AND OVERSEES THE FUND

           The investment advisor


           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the supervision of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


           DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


14 | Who Manages and Oversees the Fund

           MANAGEMENT FEE. The Advisor will receive a management fee from the fund. Below is the actual rate paid by the fund, which is based upon the fund's average daily net assets:

           DWS Floating Rate Plus Fund pays the Advisor under the investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 0.650% of the fund's average daily net assets up to $1 billion, 0.635% of the next $1.5 billion, 0.610% of the next $2.5 billion, 0.585% of the next $2.5 billion, 0.560% of the next $2.5 billion and 0.550% thereafter.


           The fund's shareholder report for the fiscal period ended October 31, 2007 will contain a discussion regarding the basis for the Board approval of the fund's investment management agreement (see "Shareholder reports" on the back cover).


           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor for providing most of the fund's administrative services.


                                         Who Manages and Oversees the Fund  | 15

Portfolio management

DWS Floating Rate Plus Fund is managed by a team of investment professionals who collaborate to develop and implement the fund's investment strategy. Each portfolio manager has authority over all aspects of the fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The primary portfolio managers responsible for the day-to-day management of the fund, with respect to the fund's loan investments are as follows:

James T. Anderson
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
-  Global Head of High Yield Strategies: New York.
- Joined the Company in 2006 after 25 years of experience in the corporate and leveraged credit markets, most recently as head of Flagship Capital Management, a subsidiary of Bank of America, a specialty asset manager focused on below-investment grade assets in structured, securitized formats.
-  AB from Dartmouth College.

Eric S. Meyer, CFA
Director of Deutsche Asset Management and Portfolio Manager of the fund.
-  Head of Loan Portfolio Management, High Yield Strategies: New York.
- Joined the Company in 2006 after 16 years of experience in positions of increasing responsibility in corporate banking with First Chicago, Credit Agricole, and most recently, Bank of America's subsidiary, Flagship Capital Management. Prior to his corporate banking experience, he worked in trust management operations for 10 years at First Chicago and EF Hutton.
-  BA from State University of New York, Albany; MBA from Pace University.

16 | Who Manages and Oversees the Fund

The primary portfolio managers responsible for the day-to-day management of the fund with respect to the fund's iGAP overlay are as follows:

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Global Head of Portfolio Management/
   Trading for iGAP and Currency; member of iGAP Global Oversight Committee:
   New York.
- Joined the Company in 1995 as a senior fixed income portfolio manager after 13 years of experience at J.P. Morgan and Co. trading fixed income, derivatives and foreign exchange products.
- BS in economics from The Wharton School, University of Pennsylvania.

Thomas Picciochi
Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Senior portfolio manager for Quantitative Strategies; member of iGAP Global Oversight Committee: New York.
- Joined the Company in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.
- BA & MBA from University of Miami.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                         Who Manages and Oversees the Fund  | 17

           Legal proceedings

           On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

           The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.


18 | Who Manages and Oversees the Fund

           Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

           In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/
           Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

           DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

           The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and


                                         Who Manages and Oversees the Fund  | 19
           certain individuals, including in some cases fund Trustees/ Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

           Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.


20 | Who Manages and Oversees the Fund

FINANCIAL HIGHLIGHTS

           Since the fund is newly offered, financial highlights information is not available.



                                                      Financial Highlights  | 21

HOW TO INVEST IN THE FUND

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you're investing directly with DWS Scudder, all of this information applies to you.

The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

Please remember, CLASS S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with the fund's distributor and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

You can find out more about the topics covered here by speaking with your FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR OTHER INVESTMENT PROVIDER.

How to Buy, Sell and Exchange Shares


BUYING SHARES: Use these instructions to invest directly. Make out your check to "DWS Scudder."

-----------------------------------------------------------------------------------------
 FIRST INVESTMENT                              ADDITIONAL INVESTMENTS
-----------------------------------------------------------------------------------------
 $2,500 or more for regular accounts           $50 or more for regular accounts and
 $1,000 or more for IRAs                       IRA accounts
 $1,000 or more with an Automatic              $50 or more with an Automatic
 Investment Plan                               Investment Plan
-----------------------------------------------------------------------------------------
 BY MAIL OR EXPRESS MAIL (SEE BELOW)

 -  Fill out and sign an application           Send a DWS Scudder investment slip or
                                               short note that includes:
 -  Send it to us at the appropriate
    address, along with an investment          -  fund and class name
    check                                      -  account number
                                               -  check payable to "DWS Scudder"
-----------------------------------------------------------------------------------------
 BY WIRE
 -  Call (800) 728-3337 for instructions       -  Call (800) 728-3337 for instructions
-----------------------------------------------------------------------------------------
 BY PHONE
 Not available                                 -  Call (800) 728-3337 for instructions
-----------------------------------------------------------------------------------------
 WITH AN AUTOMATIC INVESTMENT PLAN
 -  Fill in the information on your            -  To set up regular investments from a
    application and include a voided check        bank checking account, call
                                                  (800) 728-3337
-----------------------------------------------------------------------------------------
 USING QuickBuy
 Not available                                 -  Call (800) 728-3337 to make sure
                                                  QuickBuy is set up on your account; if
                                                  it is, you can request a transfer from
                                                  your bank account of any amount
                                                  between $50 and $250,000
-----------------------------------------------------------------------------------------
 ON THE INTERNET
 -  Go to www.dws-scudder.com                  -  Call (800) 728-3337 to ensure you have
 -  Print out a prospectus and a new              electronic services
    account application                        -  Register at www.dws-scudder.com
 -  Complete and return the application        -  Follow the instructions for buying
    with your check                               shares with money from your bank
                                                  account
-----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
REGULAR MAIL:

First Investment: DWS Scudder, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: DWS Scudder, PO Box 219154, Kansas City, MO 64121-9154

EXPRESS, REGISTERED OR CERTIFIED MAIL:
DWS Scudder, 210 West 10th Street, Kansas City, MO 64105-1614


                                      How to Buy, Sell and Exchange Shares  | 23

EXCHANGING OR SELLING SHARES: Use these instructions to exchange or sell shares in an account opened directly with DWS Scudder.



-------------------------------------------------------------------------------------------
 EXCHANGING INTO ANOTHER FUND                   SELLING SHARES
-------------------------------------------------------------------------------------------
 $2,500 or more to open a new account           Some transactions, including most for
 $1,000 or more for IRAs                        over $100,000, can only be ordered in
 $50 or more for exchanges between              writing with a signature guarantee;
 existing accounts                              please see "Signature Guarantee" for
                                                details

-------------------------------------------------------------------------------------------
 BY PHONE OR WIRE
 -  Call (800) 728-3337 for instructions        -  Call (800) 728-3337 for instructions
-------------------------------------------------------------------------------------------
 USING THE AUTOMATED INFORMATION LINE
 -  Call (800) 728-3337 for instructions        -  Call (800) 728-3337 for instructions
-------------------------------------------------------------------------------------------
 BY MAIL OR EXPRESS MAIL
 (see previous page)
 Your instructions should include:              Your instructions should include:
 -  the fund, class and account number          -  the fund, class and account number
    you're exchanging out of                       from which you want to sell shares
 -  the dollar amount or number of shares       -  the dollar amount or number of shares
    you want to exchange                           you want to sell
 -  the name and class of the fund you          -  your name(s), signature(s) and
    want to exchange into                          address, as they appear on your
 -  your name(s), signature(s) and                 account
    address, as they appear on your             -  a daytime telephone number
    account
 -  a daytime telephone number
-------------------------------------------------------------------------------------------
 WITH AN AUTOMATIC WITHDRAWAL PLAN
 Not available                                  -  To set up regular cash payments from
                                                   a DWS fund account, call
                                                   (800) 728-3337
-------------------------------------------------------------------------------------------
 USING QuickSell
 Not available                                  -  Call (800) 728-3337 to make sure
                                                   QuickSell is set up on your account; if
                                                   it is, you can request a transfer to your
                                                   bank account of any amount between
                                                   $50 and $250,000
-------------------------------------------------------------------------------------------
 ON THE INTERNET
 -  Register at www.dws-scudder.com             -  Register at www.dws-scudder.com
 -  Follow the instructions for making on-      -  Follow the instructions for making on-
    line exchanges                                 line redemptions
-------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

TO REACH US:      WEB SITE: www.dws-scudder.com
                  TELEPHONE REPRESENTATIVE: (800) 728-3337, M-F, 9 a.m. - 6 p.m. ET
                  TDD LINE: (800) 972-3006, M-F, 9 a.m. - 6 p.m. ET



24 | How to Buy, Sell and Exchange Shares

           Financial intermediary support payments


           The Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.



                                      How to Buy, Sell and Exchange Shares  | 25

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .10% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of


26 | How to Buy, Sell and Exchange Shares
           broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



                                      How to Buy, Sell and Exchange Shares  | 27

POLICIES YOU SHOULD KNOW ABOUT

           Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 728-3337.


           Policies about transactions

           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Questions? You can speak to a DWS Scudder representative between 9 a.m. and 6 p.m. Eastern time on any fund business day by calling (800) 728-3337.


28 | Policies You Should Know About

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.


           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in the fund.


           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


                                            Policies You Should Know About  | 29

           INITIAL PURCHASE. The minimum initial investment is $2,500, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, for which there is no minimum initial investment; and fiduciary accounts such as IRAs and custodial accounts such as Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts for which the minimum initial investment is $1,000 per account. In addition, the minimum initial investment is $1,000 if an automatic investment plan of $50 per month is established. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements.


           SUBSEQUENT INVESTMENTS. There is no minimum subsequent investment requirement for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor.


           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage").

           The fund discourages short-term and excessive trading. The fund will take steps to detect and deter short-term and excessive trading pursuant to the fund's policies as described in this prospectus and approved by the fund's Board. The fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. The fund may also take trading activity that occurs over longer periods into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


30 | Policies You Should Know About

           The fund's policies include:

           - a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees");

           - the fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the fund; and

           - the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

           When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the fund by an investor is detected, the Advisor may determine to prohibit that investor from future purchases in the fund or to limit or terminate the investor's exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Advisor seeks to make such determinations in a manner consistent with the interests of the fund's long-term shareholders.

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the fund.

           The fund's market timing policies and procedures may be modified or terminated at any time.


                                            Policies You Should Know About  | 31

           REDEMPTION FEES. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.


           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's.

           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vii) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (viii)


32 | Policies You Should Know About
           transactions involving hardship of any registered shareholder; (ix) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (x) transactions involving shares purchased through the reinvestment of dividends or other distributions; (xi) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (xii) transactions initiated by the fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xiii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion). The policy of the DWS funds is to permit transactions on behalf of fund platform providers without the imposition of a redemption fee if such fund platform providers are able to implement trade block policies in which the period of time covered by the trade block is equal to or greater than the relevant redemption fee holding period for the DWS fund.


           The fund expects that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the Advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The fund reserves the right to withdraw waivers and to modify or terminate these waivers or the redemption fee at any time.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY CALLING (800) 728-3337. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use this service to make exchanges and sell shares.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. Go to WWW.DWS-SCUDDER.COM to get up-to-date information, review balances or even place orders for exchanges.

                                            Policies You Should Know About  | 33

           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 728-3337.


           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 728-3337 at a later date.


           Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

           WE DO NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.


           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that the fund does not accept cash, money orders, traveler's checks, starter checks, third party checks (except checks for retirement plan asset transfers and rollovers or for Uniform Gift to Minors Act/Uniform Transfers to Minors Act accounts), checks drawn on foreign banks or checks issued



34 | Policies You Should Know About
           by credit card companies or Internet-based companies. Thus, subject to the foregoing exceptions for certain third party checks, checks that are otherwise permissible must be drawn by the account holder on a domestic bank and must be payable to the fund.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.


           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 728-3337 or contact your financial advisor for more information.

           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank's wire payment system. For additional circumstances where redemption proceeds could be delayed, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

                                            Policies You Should Know About  | 35

           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


                        TOTAL ASSETS - TOTAL LIABILITIES
                    -----------------------------------------   = NAV
                       TOTAL NUMBER OF SHARES OUTSTANDING


           The price at which you buy and sell shares is also the NAV.


           THE FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days. Please see "Policies about transactions - Redemption fees" for further information.

           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")


36 | Policies You Should Know About

           TO THE EXTENT THAT THE FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)


           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           - withhold a portion of your distributions and redemption proceeds as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications or certification that you are exempt from backup withholding


           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason


           - refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/ or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law


           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may recognize a gain or loss on the redemption of your fund shares and incur a tax liability


                                            Policies You Should Know About  | 37

           - assess an account maintenance fee of $6.25 per quarter (for a $25 annual fee) on accounts whose balances fail to meet the minimum initial investment requirement for a period of 90 days prior to the assessment date. The quarterly assessment will occur on or about the 15th of the last month in each calendar quarter. Please note that the fee will be assessed on accounts that fall below the minimum for any reason, including due to market value fluctuations, redemptions or exchanges. The account maintenance fee will apply to all shareholders of the DWS Funds except for: accounts with an automatic investment plan, accounts held in an omnibus account through a financial services firm, accounts maintained on behalf of participants in certain fee based and wrap programs offered through certain financial intermediaries approved by the Advisor, participant level accounts in group retirement plans held on the records of a retirement plan record keeper, or accounts maintained on behalf of trustees, directors, officers or employees of the fund or the Advisor and its affiliates


           - close your account and send you the proceeds if your balance falls below $2,500 ($1,000 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments); $250 for retirement accounts; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements)

           - pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

           - change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund's investment minimums at any time)


38 | Policies You Should Know About

           - suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system


                                            Policies You Should Know About  | 39

UNDERSTANDING DISTRIBUTIONS AND TAXES

           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or distribution for a given period.


           THE FUND HAS A REGULAR SCHEDULE for paying out any earnings to shareholders.

           The fund intends to pay income dividends to its shareholders monthly; short-term and long-term capital gains are paid in November or December, or otherwise as needed.


           Dividends or distributions declared to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.


           For federal income tax purposes, income and capital gains distributions are generally taxable. However, dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws generally will not be taxable.


           YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the same fund without a sales charge (if applicable). Taxable distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

40 | Understanding Distributions and Taxes

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

           THE FEDERAL INCOME TAX STATUS of the fund's earnings you receive and your own fund transactions generally depend on their type:


--------------------------------------------------------------------------------
GENERALLY TAXED AT LONG-TERM                 GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                          INCOME RATES:
--------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
-   gains from the sale of                   -  gains from the sale of
    securities held by the fund for             securities held by the fund for
    more than one year                          one year or less

-   qualified dividend income                -  all other taxable income
--------------------------------------------------------------------------------

TRANSACTIONS INVOLVING FUND
SHARES
-   gains from selling fund                  -  gains from selling fund
    shares held for more than                   shares held for one year or
    one year                                    less
--------------------------------------------------------------------------------


           ANY INVESTMENTS IN FOREIGN SECURITIES MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, the fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively impacted.

           To the extent that the fund invests in certain debt obligations, investments in these obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal


                                     Understanding Distributions and Taxes  | 41
           income purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. In addition, the fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply. The fund does not expect a significant portion of its distributions to be derived from qualified dividend income.


           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."

           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           IF YOU INVEST RIGHT BEFORE THE FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains, but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met.

           The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund.


42 | Understanding Distributions and Taxes

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary



           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables do not reflect redemption fees, if any, which may be payable upon redemption. If redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


                                                                  Appendix  | 43

                     DWS Floating Rate Plus Fund - Class S




              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
----------------------------------------------------------------------------------------------
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
----------------------------------------------------------------------------------------------
   1            5.00%        1.05%              3.95%       $ 10,395.00        $   107.07
----------------------------------------------------------------------------------------------
   2           10.25%        1.17%              7.93%       $ 10,793.13        $   123.95
----------------------------------------------------------------------------------------------
   3           15.76%        1.17%             12.07%       $ 11,206.51        $   128.70
----------------------------------------------------------------------------------------------
   4           21.55%        1.17%             16.36%       $ 11,635.71        $   133.63
----------------------------------------------------------------------------------------------
   5           27.63%        1.17%             20.81%       $ 12,081.36        $   138.74
----------------------------------------------------------------------------------------------
   6           34.01%        1.17%             25.44%       $ 12,544.08        $   144.06
----------------------------------------------------------------------------------------------
   7           40.71%        1.17%             30.25%       $ 13,024.52        $   149.58
----------------------------------------------------------------------------------------------
   8           47.75%        1.17%             35.23%       $ 13,523.36        $   155.31
----------------------------------------------------------------------------------------------
   9           55.13%        1.17%             40.41%       $ 14,041.30        $   161.25
----------------------------------------------------------------------------------------------
  10           62.89%        1.17%             45.79%       $ 14,579.08        $   167.43
----------------------------------------------------------------------------------------------
  TOTAL                                                                        $ 1,409.72
----------------------------------------------------------------------------------------------




44 | Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, call (800) 728-3337, or contact DWS Scudder at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.



DWS SCUDDER              SEC                     DISTRIBUTOR
---------------------    --------------------    -------------------------------
PO Box 219151            100 F Street, N.E.      DWS Scudder Distributors, Inc.
Kansas City, MO          Washington, D.C.        222 South Riverside Plaza
64121-9151               20549-0102              Chicago, IL 60606-5808
WWW.DWS-SCUDDER.COM      WWW.SEC.GOV             (800) 621-1148
(800) 728-3337           (800) SEC-0330



SEC FILE NUMBER:
DWS Portfolio Trust        DWS Floating Rate Plus Fund    811-42



(06/27/07) DFRPF-SPRO
[RECYCLED PAPER GRAPHIC APPEARS HERE]    [DWS SCUDDER LOGO GRAPHIC APPEARS HERE]

                               DWS PORTFOLIO TRUST

                           DWS Floating Rate Plus Fund
                (Class A, Class C and Institutional Class shares)














                       STATEMENT OF ADDITIONAL INFORMATION


                                  June 27, 2007

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectuses for Class A, Class C and Institutional Class shares of DWS Floating Rate Plus Fund (the "Fund"), a series of DWS Portfolio Trust (the "Trust"), dated June 27, 2007, as amended from time to time, copies of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1148, or from the firm from which this Statement of Additional Information was obtained. This information is also available along with other materials on the Securities and Exchange Commission's internet web site (http://www.sec.gov).


This Statement of Additional Information is incorporated by reference into the Fund's prospectus.

                                TABLE OF CONTENTS

                                                                            Page

INVESTMENT RESTRICTIONS......................................................2


INVESTMENT POLICIES AND TECHNIQUES...........................................4
   Portfolio Holdings Information...........................................33

MANAGEMENT OF THE FUND......................................................34
   Investment Advisor.......................................................34
   Compensation of Portfolio Managers.......................................36
   Fund Ownership of Portfolio Managers.....................................37
   Conflicts of Interest....................................................37

FUND SERVICE PROVIDERS......................................................39
   Administrator............................................................39
   Principal Underwriter....................................................40
   Independent Registered Public Accounting Firm............................42
   Legal Counsel............................................................42
   Custodian, Transfer Agent and Shareholder Service Agent..................43

PORTFOLIO TRANSACTIONS......................................................44

PURCHASE AND REDEMPTION OF SHARES...........................................46

TAXES.......................................................................66

NET ASSET VALUE.............................................................72

TRUSTEES AND OFFICERS.......................................................73

TRUST ORGANIZATION..........................................................82

PROXY VOTING GUIDELINES.....................................................82

FINANCIAL STATEMENTS........................................................84

ADDITIONAL INFORMATION......................................................85

APPENDIX....................................................................86

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that the Fund's objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund.

The Fund has elected to be classified as a non-diversified series of an open-end investment management company. A non-diversified fund may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers. While not limited by the Investment Company Act of 1940, as amended (the "1940 Act"), as to the proportion of its assets that it may invest in obligations of a single issuer, the Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company.

As a matter of fundamental policy, the Fund may not:


(1) borrow money, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;


(2) issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;


(3) concentrate its investments in a particular industry, as that term is used in the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;


(4) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;


(6) purchase or sell commodities, except as permitted by the 1940 Act and as interpreted or modified by the regulatory authority having jurisdiction, from time to time; or


(7) make loans except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of the Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

The Trustees of the Trust have voluntarily adopted certain policies and restrictions, which are observed in the conduct of the Fund's affairs. These represent intentions of the Trustees based upon current circumstances. Nonfundamental policies may be changed by the Trustees of the Trust without requiring approval of or, with certain exceptions, prior notice to shareholders.

As a matter of non-fundamental policy, the Fund currently does not intend to:

(a) enter into either reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(b) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
      (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(c) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;


(d) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 20% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 20% limit;


(e) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(f) lend portfolio securities in an amount greater than 33 1/3% of its total assets; or

(g)   acquire  securities  of  registered  open-end   investment   companies  or
      registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

The Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets, valued at the time of the transaction, would be invested in such securities.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

Temporary Defensive Policy. For temporary defensive purposes, the Fund may invest, without limit, in cash or defensive type securities, such as high-grade debt securities, U.S. government securities and high quality money market instruments. In such a case, the Fund would not be pursuing, and may not achieve, its investment objective.

Master/feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                       INVESTMENT POLICIES AND TECHNIQUES

General Investment Objective and Policies


The Fund is a non-diversified series of DWS Portfolio Trust, an open-end management investment company which continuously offers and redeems shares at net asset value. The Fund is a series of the type commonly known as a mutual fund.


The Fund offers four classes of shares: Class A, Class C, Institutional Class and Class S.

The Fund seeks to provide high current income. The Fund primarily invests in senior floating-rate loans ("Senior Loans").

In addition to the Fund's main investment strategy, the Advisor seeks to enhance returns by employing a global tactical asset allocation (GTAA) overlay strategy. The GTAA strategy, which the Advisor calls iGAP (integrated Global Alpha Platform), is a total return strategy designed to add value by benefiting from short-term mis-pricings within global bond and currency markets. iGAP is expected to have a low correlation to the Fund's loan holdings.

The iGAP strategy combines diverse macro investment views from various investment teams within Deutsche Asset Management. Since a single investment approach rarely works in all market conditions, the teams are chosen to diversify investment approaches thereby enhancing the expected return for a given level of risk. The collective views are then used to determine iGAP's positions using a disciplined, risk managed process. The result is a collection of long and short investment positions within global bonds and currencies designed to generate excess returns that have little correlation to major markets. The bond and currency positions are then implemented by the iGAP portfolio managers using futures and forward contracts. The iGAP portfolio managers consider factors such as liquidity, cost, margin requirement and credit quality when selecting the appropriate derivative instrument.

Investment Techniques

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Fund may engage are meant to describe the spectrum of investments that Deutsche Investment Management
Americas Inc. ("DIMA" or the "Advisor") in its discretion might, but is not required to, use in managing the Fund's portfolio assets. The Advisor may in its discretion at any time employ such practice, technique or instrument for the Fund but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Fund, but, to the extent employed, could from time to time have a material impact on the Fund's performance. It is possible that certain investment practices and techniques described below may not be permissible for the Fund based on its investment restrictions, as described herein, and in the Fund's prospectus.


Senior Loans. Senior Loans are direct obligations of corporations or other business entities and are generally arranged by banks or other commercial lending institutions and made generally to finance internal growth, mergers, acquisitions, stock repurchases and leveraged buyouts. Senior Loans may include restrictive covenants which must be maintained by the borrower. Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow, restrictions on dividend payments and usually state that a borrower must maintain specific minimum financial ratios as well as establishing limits on total debt. A breach of covenant, which is not waived by the agent, is normally an event of acceleration, i.e., the agent has the right to call the outstanding Senior Loan. In addition, loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. The free cash flow shall be applied to prepay the Senior Loan in an order of maturity described in the loan documents. Under certain interests in Senior Loans, the Fund may have an obligation to make additional loans upon demand by the borrower. The Fund intends to reserve against such contingent obligations by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover such obligations.

The Fund's investment in Senior Loans may take the form of purchase of an assignment or a portion of a Senior Loan from a third party ("assignment") or acquiring a participation in a Senior Loan ("participation"). The Fund may pay a fee or forego a portion of interest payments to the lender selling a participation or assignment under the terms of such participation or assignment. When the Fund is a purchaser of an assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender. The Fund may also invest in participations in Senior Loans. With respect to any given Senior Loan, the rights of the Fund when it acquires a participation may be more limited than the rights of the original lenders or of investors who acquire an assignment. Participations may entail certain risks relating to the creditworthiness of the parties from which the participations are obtained.

In a typical interest in a Senior Loan, the agent administers the loan and has the right to monitor the collateral. The agent is also required to segregate the principal and interest payments received from the borrower and to hold these payments for the benefit of the lenders. The Fund normally looks to the agent to collect and distribute principal of and interest on a Senior Loan. Furthermore, the Fund looks to the agent to use normal credit remedies, such as to foreclose on collateral; monitor credit loan covenants; and notify the lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. In the event of a default by the borrower, it is possible, though unlikely, that the Fund could receive a portion of the borrower's collateral. If the Fund receives collateral other than cash, such collateral will be liquidated and the cash received from such liquidation will be available for investment as part of the Fund's portfolio. At times the Fund may also negotiate with the agent regarding the agent's exercise of credit remedies under a Senior Loan. The agent is compensated for these services by the borrower as is set forth in the loan agreement. Such compensation may take the form of a fee or other amount paid upon the making of the Senior Loan and/or an ongoing fee or other amount.


The loan agreement in connection with Senior Loans sets forth the standard of care to be exercised by the agents on behalf of the lenders and usually provides for the termination of the agent's agency status in the event that it fails to act properly, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy or if the agent resigns. In the event an agent is unable to perform its obligations as agent, another lender would generally serve in that capacity.

The Fund believes that the principal credit risk associated with acquiring Senior Loans from another lender is the credit risk associated with the borrower of the underlying Senior Loan. The Fund may incur additional credit risk, however, when the Fund acquires a participation in a Senior Loan from another lender because the Fund must assume the risk of insolvency or bankruptcy of the other lender from which the Senior Loan was acquired. However, in acquiring Senior Loans, the Fund conducts an analysis and evaluation of the financial condition of each such lender. The Fund has taken the following measures in an effort to reduce such risks. The Fund will only acquire participations in Senior Loans if the lender selling the participation, and any other persons interpositioned between the Fund and the lender, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standards & Poor's Ratings Group ("S&P") or Baa or P-3 or higher by Moody's Investors Service ("Moody's")) or determined by the Advisor to be of comparable quality. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is considered by S&P to be either overwhelming or very strong and issues of commercial paper rated Prime-1 by Moody's are considered by Moody's to have a superior ability for repayment of senior short-term debt obligations.


Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests comprising the Fund's portfolio, while having a stated one to ten-year term, may be prepaid, often without penalty. The Fund generally holds Senior Loans to maturity unless it has become necessary to adjust the Fund's portfolio in accordance with the Advisor's view of current or expected economic or specific industry or borrower conditions.


Senior Loans frequently require full or partial prepayment of a loan when there are asset sales or a securities issuance. Prepayments on Senior Loans may also be made by the borrower at its election. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity. Prepayment may be deferred by the Fund. This should, however, allow the Fund to reinvest in a new loan and recognize as income any unamortized loan fees. This may result in a new facility fee payable to the Fund.

Because interest rates paid on these Senior Loans periodically fluctuate with the market, it is expected that the prepayment and a subsequent purchase of a new Senior Loan by the Fund will not have a material adverse impact on the yield of the portfolio. See "Portfolio Transactions."

Under a Senior Loan, the borrower generally must pledge as collateral assets which may include one or more of the following: cash; accounts receivable; inventory; property, plant and equipment; both common and preferred stock in its subsidiaries; trademarks, copyrights, patent rights; and franchise value. The Fund may also receive guarantees as a form of collateral. In some instances, a Senior Loan may be secured only by stock in a borrower or its affiliates. The Fund may also invest in Senior Loans not secured by any collateral. The market value of the assets serving as collateral (if any) will, at the time of investment, in the opinion of the Advisor, equal or exceed the principal amount of the Senior Loan. The valuations of these assets may be performed by an independent appraisal. If the agent becomes aware that the value of the collateral has declined, the agent may take action as it deemed necessary for the protection of its own interests and the interests of the other lenders, including, for example, giving the borrower an opportunity to provide additional collateral or accelerating the loan. There is no assurance, however, that the borrower would provide additional collateral or that the liquidation of the existing collateral would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated.

The Fund may be required to pay and may receive various fees and commissions in the process of purchasing, selling and holding Senior Loans. The fee component may include any, or a combination of, the following elements: arrangement fees, non-use fees, facility fees, letter of credit fees and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until loan closing if for an extended period. The amount of fees is negotiated at the time of transaction.

If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of Senior Loans that are considered highly leveraged transactions or subject such Senior Loans to increased regulatory scrutiny, financial institutions may determine to sell such Senior Loans. Such sales could result in prices that, in the opinion of the Advisor, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Senior Loan may be adversely affected.

Adjustable Rate Securities. The interest rates paid on the adjustable rate securities in which a fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on US Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

The  Mortgage-Backed  Securities  either  issued  or  guaranteed  by  Government
National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or the Federal National Mortgage Association ("FNMA" or "Fannie Mae") ("Certificates") are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA's, FHLMC's or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., a fund). The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the US Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage-Backed Securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, they are generally considered to offer minimal credit risks. The yields provided by these Mortgage-Backed Securities have historically exceeded the yields on other types of US Government Securities with comparable maturities in large measure due to the prepayment risk discussed below.

If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, a fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments by a fund to exceed the maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. Also, a fund's net asset value could vary to the extent that current yields on Mortgage-Backed Securities are different than market yields during interim periods between coupon reset dates.

During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a fund. Further, because of this feature, the value of adjustable rate mortgages is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. As with other Mortgage-Backed Securities, interest rate declines may result in accelerated prepayment of mortgages, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.

One additional difference between adjustable rate mortgages and fixed rate mortgages is that for certain types of adjustable rate mortgage securities, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a specified, published interest rate index. The amount of interest due to an adjustable rate mortgage security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

Advance Refunded Bonds. A fund may purchase Municipal Securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of US Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. A fund may also purchase Municipal Securities that have been refunded prior to purchase by a fund.

Asset-Backed Securities. Asset backed securities may include pools of mortgages ("mortgage-backed securities"), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the fund to dispose of any then existing holdings of such securities.

Other Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a structure similar to the CMO structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile Receivables(SM) ("CARSSM"). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

A fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a fund to dispose of any then-existing holdings of such securities.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Borrowing. The Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, the Fund may borrow up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. The Fund may borrow through other means to the extent permitted by the 1940 Act. In addition to borrowing for leverage purposes, the Fund also may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows the Fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Because substantially all of the Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing may be fixed by the terms of the Fund's agreement with its lender, the net asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that the Fund must pay on borrowed money, together with any additional fees to establish and maintain a borrowing facility, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

A fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will a fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of a fund's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a fund's limitation on investments in illiquid securities.

Collateralized Mortgage Obligations ("CMOs"). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The principal risk of CMOs results from the rate of prepayments on underlying mortgages serving as collateral and from the structure of the deal. An increase or decrease in prepayment rates will affect the yield, average life and price of CMOs.

Common Stocks. The Fund may invest in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stocks also offer a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Convertible Securities. A fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)).

Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer term bonds are, however, generally more volatile than bonds with shorter maturities.

Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties.

When the fund participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company's management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior-obligations in an issuer's capital structure or are well-collateralized so that overall risk is lessened.

Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high yield broker-dealers. Trade claims typically may sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile.

Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. The fund will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of the fund's investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which the fund invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on the fund's ability to dispose of them when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for the fund to assign a value of these instruments for purposes of valuing the fund's portfolio and calculating its net asset value. In order to lessen liquidity risk, the fund anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market and will not invest in these instruments if it would cause more than 15% of the fund's net assets to be illiquid. Trade claims may also present a tax risk to the fund.

The fund will not invest in trade claims if it effects the fund's qualification as a regulated investment company under Subchapter M of the Internal Revenue Code.

Debt Securities. The funds may invest in debt securities, including bonds of private issuers. Portfolio debt investments will be selected on the basis of, among other things, credit quality, and the fundamental outlooks for currency, economic and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk.

The principal risks involved with investments in bonds include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a fund to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.

A fund will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. A fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act as borrowings of a fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, thereby effectively charging a fund interest on its borrowing. Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a fund's borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Eurodollar Instruments. A fund may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the US dollar against these currencies is responsible for part of a fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar. To the extent that the fund invests directly in foreign currencies, any increase or decrease in the value of the foreign currency will have a corresponding effect on the fund's investment performance.

Although a fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a fund will invest in foreign fixed income securities based on the Advisor's analysis without relying on published ratings. Since such investments will be based upon the Advisor's analysis rather than upon published ratings, achievement of a fund's goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a fund, and thus the net asset value of a fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a fund's investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a fund's investments in foreign fixed income securities, and the extent to which a fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments  in  sovereign  debt,  including  Brady Bonds  (Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness), involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a fund. Sovereign debt may be issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Foreign Investment. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund's securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a fund's identification of such condition until the date of the SEC action, a fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a fund's Board.

Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

High Yield/High Risk Bonds. The Fund may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P or Fitch Investors Services ("Fitch") and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by these ratings organizations and their respective characteristics.

Issuers of such high yield securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A fund may have difficulty disposing of certain high-yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a fund's ability to dispose of particular issues and may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing a fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration
responsibilities,   liabilities   and  costs,   and   liquidity   and  valuation
difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a fund's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of a fund to retain or dispose of such security.

Prices for high-yield securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

A portion of the high-yield securities acquired by a fund will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances a fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable a fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

Illiquid Securities and Restricted Securities. A fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A fund's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A fund may be deemed to be an "underwriter" for purposes of the Securities Act of

1933, as amended, when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund's decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of decreasing the level of illiquidity of a fund.


Impact of Large Redemptions and Purchases of Fund Shares. From time to time, shareholders of the fund (which may include affiliated and/or non-affiliated registered investment companies that invest in the fund) may make relatively large redemptions or purchases of fund shares. These transactions may cause the fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the fund's performance to the extent that the fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs, which may impact the fund's expense ratio.


Indexed Securities. A fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which a fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a US dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

Interfund Borrowing and Lending Program. The funds have received exemptive relief from the SEC, which permits the funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and
(2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the funds are actually engaged in borrowing through the interfund lending program, the funds will comply with their respective non-fundamental policies on borrowing.

Investment-Grade Bonds. A fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or Fitch or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. A fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, a fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a fund in shares of the Central Funds will be in accordance with a fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a fund's ability to manage Uninvested Cash.

A fund will invest Uninvested Cash in Central Funds only to the extent that a fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchases and sales of shares of Central Funds are made at net asset value.

Lending of Portfolio Securities. A fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a fund. A fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a fund at any time, and (d) a fund receives reasonable interest on the loan (which may include a fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Mortgage-Backed Securities and Mortgage Pass-Through Securities. The fund may invest in mortgage-backed securities which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and may expose a fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a fund, the prepayment right will tend to limit to some degree the increase in net asset value of a fund because the value of the mortgage-backed securities held by a fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a fund's shares.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned US Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the US Government) include Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the US Government.

FHLMC is a corporate instrumentality of the US Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet a fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Participation Interests. A fund may purchase from financial institutions participation interests in securities in which a fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that a fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of a fund's participation interests in the security, plus accrued interest. As to these instruments, a fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts ("REITs"). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the Investment Company Act of 1940. By investing in REITs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. A fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by a fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, a fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. A fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase them at an agreed upon time and price. A fund maintains a segregated account in connection with outstanding reverse repurchase agreements. Reverse repurchase agreements are deemed to be borrowings subject to a fund's investment restrictions applicable to that activity. A fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuation in the market value of fund assets and their yields.

Securities Backed by Guarantees. The fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. Changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a fund.

Short Sales Against the Box. A fund may make short sales of common stocks if, at all times when a short position is open, a fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to a fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. A fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a fund may enter into short sales against the box.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Strategic Transactions and Derivatives. A fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in a fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic
Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. A fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a fund, and a fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Futures. A fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.


The fund has claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

A fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 20% of a fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 20% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices, including any index of US government securities, foreign government securities or corporate debt securities. The Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the US government, such as long-term US Treasury Bonds, Treasury Notes and US Treasury Bills. The Fund may also enter into futures contracts which are based on bonds issued by governments other than the US government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, the Fund must post the initial margin with the futures broker. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some, but not many, cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without the Fund's having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it enters into futures contracts.

Futures Contracts on Securities Indices. The Fund may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices that otherwise might either adversely affect the value of securities held by the Fund or adversely affect the prices of securities which are intended to be purchased at a later date for the Fund or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

Options on Futures Contracts (including Futures Contracts on Securities Indices). The Fund may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

Asset Coverage for Futures Contracts on Securities Indices. The Fund will cover its open positions on futures contracts on securities indices, which are contractually required to "cash-settle," by setting aside liquid assets, primarily U.S. government securities or high-grade fixed-income securities, in an amount equal to the fund's daily marked-to-market (net) obligation (i.e., the Fund's daily net liability, if any), rather than the notional value.


General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a fund to require the Counterparty to sell the option back to a fund at a formula price within seven days. A fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, a fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of a fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a fund's income. The sale of put options can also provide income.

A fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be "covered" (i.e., a fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help protect it against loss, a call sold by a fund exposes a fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a fund to hold a security or instrument which it might otherwise have sold.

A fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A fund will not sell put options if, as a result, more than 50% of a fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a disadvantageous price above the market price.

Options on Securities Indices and Other Financial Indices. A fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a fund may enter are interest rate, credit default, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a fund anticipates purchasing at a later date or in furtherance of the iGAP strategy. A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a fund may be obligated to pay. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A fund will  usually  enter  into swaps on a net basis,  i.e.,  the two  payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The fund may invest up to 15% of its total assets in credit default swaps for both hedging and non-hedging purposes. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value", of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the fund's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. No more than 5% of the fund's assets may be invested in credit default swaps for purposes of buying credit protection if the fund does not own the underlying security or securities at the time of investment. Where the fund is a seller of credit protection, if effectively adds leverage to its portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap. The fund will only sell credit protection with respect to securities in which it would be authorized to invest directly. The fund currently considers credit default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of determining compliance with the fund's restrictions on investing in illiquid securities.

If the fund is a buyer of a credit default swap and no event of default occurs, the fund will lose its investment and recover nothing. However, if the fund is a buyer and an event of default occurs, the fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, the fund receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the fund has invested in the reference obligation directly.

The fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, the fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties. For example, the CDX EM is a tradable basket of 19 credit default swaps on country credits which seeks to replicate the returns on the indices of a broad group of emerging markets countries. The credits are a subset of the countries represented by the JPMorgan Emerging Markets Bond Index Global Diversified. By purchasing interests in CDX EM, the fund is gaining emerging markets exposure through a single investment. Unlike other types of credit default swaps which are generally considered illiquid, credit default swap certificates generally can be sold within seven days and are not subject to the fund's restrictions on investing in illiquid securities.

Synthetic Investments. In certain circumstances, a fund may wish to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the security is illiquid, or is unavailable for direct investment or available only on less attractive terms. In such circumstances, a fund may invest in synthetic or derivative alternative investments ("Synthetic Investments") that are based upon or otherwise relate to the economic performance of the underlying securities. Synthetic Investments may include swap transactions, notes or units with variable redemption amounts, and other similar instruments and contracts. Synthetic Investments typically do not represent beneficial ownership of the underlying security, usually are not collateralized or otherwise secured by the counterparty and may or may not have any credit enhancements attached to them. Accordingly, Synthetic Investments involve exposure not only to the creditworthiness of the issuer of the underlying security, changes in exchange rates and future governmental actions taken by the jurisdiction in which the underlying security is issued, but also to the creditworthiness and legal standing of the counterparties involved. In addition, Synthetic Investments typically are illiquid.

Currency Transactions. A fund may engage in currency transactions in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or in furtherance of the iGAP strategy. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be used for hedging involving either specific transactions or portfolio positions and in furtherance of the iGAP strategy. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or in which a fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund's portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a fund's securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, a fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a fund will require a fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require a fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires a fund to segregate cash or liquid assets equal to the exercise price.

Except when a fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a fund to buy or sell currency will generally require a fund to hold an amount of that currency or liquid assets denominated in that currency equal to a fund's obligations or to segregate cash or liquid assets equal to the amount of a fund's obligation.

OTC options entered into by a fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a fund's net obligation, if any.

Strategic  Transactions  may be covered  by other  means  when  consistent  with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a fund. Moreover, instead of segregating cash or liquid assets if a fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Stripped Zero Coupon Securities. Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" (TIGRS(TM)) and Certificate of Accrual on Treasuries (CATS(TM)). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury  obligations  have been  stripped of their  unmatured  interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (i.e. cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

Trust Preferred Securities. A fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the "Special Trust"), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to a fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount ("OID") obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as a fund, would be required to accrue daily for Federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether a fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act of 1933 (the "1933 Act"), and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as a fund, to sell their holdings.

US   Government   Securities.   There   are   two   broad   categories   of   US
Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government Securities in a fund's portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain
Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a fund's average portfolio maturity. As a result, a fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.

When-Issued Securities. A fund may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a fund to the issuer and no interest accrues to a fund. When a fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a fund are held in cash pending the settlement of a purchase of securities, a fund would earn no income. While such securities may be sold prior to the settlement date, a fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.


Asset Coverage. The Fund will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; and forward currency contracts. These guidelines may, in certain instances, require the Fund to cover the Fund's obligations with respect to these strategies with cash or liquid securities to the extent they are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies.

For example, a call option written on securities may require the Fund to hold the securities subject to the call (or securities convertible into such securities without additional consideration) or to use assets as cover (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the Fund to own portfolio securities that correlate with the index or to use assets as cover (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to use assets as cover (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures contract, the Fund could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any assets used as cover (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

There is no limit on the percentage of the assets of the Fund that may be at risk with respect to futures contracts and related options or forward currency contracts. The Fund's transactions in options, forward currency contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Taxes." There can be no assurance that the use of these portfolio strategies will be successful.


Non-diversification

The Fund is classified as a non-diversified management investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified fund.

Portfolio Holdings Information

In addition to the public disclosure of Fund portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, the Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in the Fund's prospectus. The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by the Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of the Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Fund's Trustees must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by the Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Fund's Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Fund and information derived therefrom, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Fund's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Fund's Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.

                             MANAGEMENT OF THE FUND

Investment Advisor


Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor), which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for the Fund. Under the supervision of the Board of Trustees, DIMA with headquarters at 345 Park Avenue, New York, New York 10154, makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. The Advisor manages the Fund's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients. The Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.


DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term "DWS Scudder" is the designation given to the products and services provided by the Advisor and its affiliates to the DWS Mutual Funds.


Pursuant to an investment management agreement (the "Agreement") with respect to the Fund, the Advisor provides continuing investment management of the assets of the Fund. In addition to the investment management of the Fund's assets, the Advisor determines the investments to be made for the Fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Fund's policies as stated in its Prospectus and Statement of Additional Information, or as adopted by the Fund's Board. The Advisor will also monitor, to the extent not monitored by the Fund's administrator or other agent, the Fund's compliance with its investment and tax guidelines and other compliance policies.


The Advisor provides assistance to the Fund's Board in valuing the securities and other instruments held by the Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by the Fund.

Pursuant to the Agreement (unless otherwise provided in the Agreement or as determined by the Fund's Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of the Fund, including the Fund's share of payroll taxes, who are affiliated persons of the Advisor.

The Agreement provides that the Fund is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Fund, the Fund's custodian, or other agents of the Fund; taxes and governmental fees; fees and expenses of the Fund's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Agreement allows the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the Board of the Fund, including a majority of the Bard who are not interested persons of the Fund, and, if required by applicable law, subject to a majority vote of the Fund's shareholders.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement. The Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice.


The Agreement was approved by the Board of Trustees with respect to the Fund on April 11, 2007. The Agreement will continue in effect until September 30, 2008, and thereafter from year to year only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Fund.


The Fund pays the Advisor an fee at an annual rate of 0.650% for the first $1 billion of the Fund's average daily net assets; 0.635% for the next $1.5 billion of the Fund's average daily net assets; 0.610% for the next $2.5 billion of the Fund's average daily net assets; 0.585% for the next $2.5 billion of the Fund's average daily net assets; 0.560% for the next $2.5 billion of the Fund's average daily net assets; and 0.550% thereafter, payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. All of the Fund's expenses are paid out of gross investment income.

Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund's total annual operating expenses at 1.20%, 1.95% and 0.95%, respectively, for Class A, Class C and Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy fees and organizational and offering expenses (limited to 0.10%) on net assets.

The Fund has a Sub-advisor Approval Policy which permits the Advisor, subject to the approval of the Board, including a majority of its independent board members, to appoint and replace sub-advisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the Sub-advisor Approval Policy, the Board, including its independent board members, will continue to evaluate and approve all new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. The Fund cannot implement the Sub-advisor Approval Policy without the SEC either adopting revisions to current rules (as it proposed to do in October 2003) or granting the Fund exemptive relief from existing rules. The Fund and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Fund and its shareholders are adequately protected whenever the Advisor acts under the Sub-advisor Approval Policy, including any shareholder notice requirements.

Because the Fund has not commenced operations as of the date of this Statement of Additional Information, the Fund does not have any advisory fee information to report.

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Codes of Ethics

The Fund, the Advisor and the Fund's principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to certain requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Compensation of Portfolio Managers

The Fund has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) fixed base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder's and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients' risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

o DWS Scudder's performance and the performance of Deutsche Asset Management; Quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

o Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

o Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Fund Ownership of Portfolio Managers


The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund's portfolio management team in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of March 31, 2007.


                                                                              Dollar Range of All
Name of Portfolio Manager          Dollar Range of Fund Shares Owned         DWS Fund Shares Owned
-------------------------          ---------------------------------         ---------------------


Eric S. Meyer                                     $0                             $1 - $10,000
James T. Anderson                                 $0                          $100,001 - $500,000
Robert Wang                                       $0                          $100,001 - $500,000
Thomas Picciochi                                  $0                          $50,001 - $100,000


Conflicts of Interest


In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of March 31, 2007.


Other SEC Registered Investment Companies Managed:

                         Number of                           Number of Investment
                         Registered     Total Assets of     Company Accounts with     Total Assets of
Name of Portfolio       Investment         Registered            Performance-        Performance-Based
Manager                  Companies    Investment Companies        Based Fee             Fee Accounts
-------                  ---------    --------------------        ---------             ------------


Eric S. Meyer               None                   None              None                   None
James T. Anderson           None                   None              None                   None
Robert Wang                  37         $13,451,038,107              None                   None
Thomas Picciochi             11          $4,282,779,981              None                   None


Other Pooled Investment Vehicles Managed:

                                                                Number of Pooled
                            Number of                          Investment Vehicle
                             Pooled         Total Assets of       Accounts with       Total Assets of
Name of Portfolio          Investment     Pooled Investment       Performance-          Performance-
Manager                     Vehicles           Vehicles             Based Fee        Based Fee Accounts
-------                     --------           --------             ---------        ------------------


Eric S. Meyer                   5            $2,024,581,563           None                  None
James T. Anderson               5            $2,024,581,563             5              $2,024,581,563
Robert Wang                    11              $994,592,207           None                  None
Thomas Picciochi                3              $813,419,747           None                  None




                                       37

Other Accounts Managed:

                                                                 Number of Other
                                                                Accounts with         Total Assets of
Name of Portfolio         Number of      Total Assets of         Performance-      Performance-Based Fee
Manager                Other Accounts     Other Accounts          Based Fee               Accounts
-------                --------------     --------------          ---------               --------


Eric S. Meyer                     1           $21,991,244                 None             None
James T. Anderson                 1           $21,991,244                 None             None
Robert Wang                      46        $6,953,210,652                 None             None
Thomas Picciochi                 13          $285,649,449                 None             None


In addition to the accounts above, an investment professional may have personal accounts that may include holdings that are similar to, or the same as, those of the Fund. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Fund and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.


o In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o The Advisor and its affiliates and the investment team of the Fund may manage other mutual funds and separate accounts on a long and short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by the Fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.


The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.

                             FUND SERVICE PROVIDERS

Administrator


Deutsche Investment Management Americas Inc. (the "Administrator"), serves as the Trust's administrator pursuant to an Administration Agreement. Pursuant to the Administration Agreement, the Advisor provides all services (other than those contained in the Investment Management Agreement) to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities.

For its services under the Administration Agreement, the Administrator receives a fee of 0.10% of the aggregate average daily net assets of the Fund. The Administrator will pay Accounting fees out of the Administration fee.

Because the Fund has not yet commenced operations as of the date of this Statement of Additional Information, the Fund does not have any administrative fee information to report.


Under the Administrative Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the Fund reasonably deems necessary for the proper administration of the Fund. The Advisor generally assists in all aspects of the Fund's operations; supplies and maintains office facilities (which may be in the Advisor's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents of the Fund), internal auditing, executive and administrative services, and stationery and office supplies; prepares reports to shareholders or investors; prepares and files tax returns; supplies financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supplies supporting documentation for meetings of the Board of the Fund; provides monitoring reports and assistance regarding compliance with the Fund's charter documents, by-laws, investment objectives and policies and with Federal and state securities laws; arranges for appropriate insurance coverage; and negotiates arrangements with, and supervises and coordinates the activities of, agents and others retained to supply services.

The Administration Agreement provides that the Administrator will not be liable under the Administration Agreement except for bad faith or gross negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Various third-party service providers (the "Service Providers"), some of which are affiliated with the Advisor, provide certain services to the Fund pursuant to separate agreements with the Fund.

Pursuant to an agreement between the Advisor and State Street Bank and Trust Company ("SSB"), the Advisor has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Advisor, not by the Fund.

The Advisor will pay the Service Providers for the provision of their services to the Fund and will pay most other fund expenses, including insurance, registration, printing and postage fees. In return, the Fund will pay the Advisor an Administrative Fee.

The fee payable by the Fund to the Advisor pursuant to the Administrative Agreement is reduced by the amount of any credit received from the Fund's custodian for cash balances.

Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses; and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). In addition, the Fund will continue to pay the fees required by its Agreement with the Advisor.

Pursuant to Deutsche Asset Management procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.

Principal Underwriter


Pursuant to an Underwriting and Distribution Services Agreement ("Distribution Agreement"), DWS Scudder Distributors, Inc. ("DWS-SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for the Class A, Class C and Institutional Class shares of the Fund and acts as agent of the Fund in the continuous offering of its shares. The Distribution Agreement for the Fund was initially approved by the Trustees on April 11, 2007. The Distribution Agreement continues in effect from year to year only if its continuance is approved for each class at least annually by a vote of the Board members of the Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement.


The Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by the relevant Fund or by DWS-SDI upon sixty days' notice. Termination by the Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a "majority of the outstanding voting securities" of the class of the Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Trustees in the manner described above with respect to the continuation of the Agreement. The provisions concerning continuation, amendment and termination of the Distribution Agreement are on a series by series and class by class basis.

DWS-SDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and DWS-SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DWS-SDI also pays for supplementary sales literature and advertising costs. As indicated under "Purchase and Redemption of Shares," DWS-SDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of the Fund's shares. DWS-SDI receives no compensation from the Fund as principal underwriter for Class A shares. DWS-SDI receives compensation from the Fund as principal underwriter for Class C shares.

Shareholder and administrative services are provided to the Fund on behalf of Class A and Class C shareholders under a Shareholder Services Agreement (the "Services Agreement") with DWS-SDI. The Services Agreement has an initial term ending September 30, 2007 and continues in effect from year to year so long as such continuance is approved for the Fund at least annually by a vote of the Board of the Fund, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by DWS-SDI upon sixty days' notice. Termination with respect to the Class A or Class C shares of the Fund may be by a vote of (i) the majority of the Board members of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement, or
(ii) a "majority of the outstanding voting securities" of the Class A or Class C shares, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval of a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreement, DWS-SDI may provide or appoint various broker-dealer firms and other service or administrative firms ("firms") to provide information and services to investors in the Fund. Typically, DWS-SDI appoints firms that provide services and facilities for their customers or clients who are investors in the Fund. Firms appointed by DWS-SDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

DWS-SDI bears all of its expenses of providing those services pursuant to the Services Agreement, including the payment of a service fee to firms (as defined below). As indicated under the Rule 12b-1 Plan (as defined below), DWS-SDI receives compensation from the Funds for its services under the Services Agreement.

Rule 12b-1 Plans

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (each a "Rule 12b-1 Plan") that provides for fees payable as an expense of the Class C shares that are used by DWS-SDI to pay for distribution services for the class. Pursuant to the Rule 12b-1 Plan, shareholder and administrative services are provided to the Fund on behalf of its Class A and Class C shareholders under the Fund's Services Agreement with DWS-SDI. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 distribution plans for Class C shares provide alternative methods for paying sales charges and may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans provide compensation to DWS-SDI or intermediaries for post-sales servicing. Since the Distribution Agreement provides for fees payable as an expense of the Class C shares that are used by DWS-SDI to pay for distribution and services for the class, the agreement is approved and reviewed separately for the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement and Rule 12b-1 plans may not be amended to increase the fee to be paid by the Fund with respect to a class without approval by a majority of the outstanding voting securities of such class. Similarly, the Services Agreement is approved and reviewed separately for the Class A shares and Class C shares in accordance with Rule 12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to DWS-SDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by DWS-SDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Rule 12b-1 Plan may or may not be sufficient to cover DWS-SDI for its expenses incurred. On the other hand, under certain circumstances, DWS-SDI might collect in the aggregate over certain periods more in fees under the Rule 12b-1 Plan than it has expended over that same period in providing distribution services for the Fund. In connection with Class B shares, for example, if shares of the Fund were to appreciate (resulting in greater asset base against which Rule 12b-1 fees are charged) and sales of the Fund's shares were to decline (resulting in lower expenditures by DWS-SDI under the Rule 12b-1 Plan), fees payable could exceed expenditures. This may also happen over certain periods shorter than the life of the Rule 12b-1 Plan simply due to the timing of expenses incurred by DWS-SDI that is not matched to the timing of revenues received (e.g., a sales commission may be paid by DWS-SDI related to an investment in year 1, while the Rule 12b-1 fee to DWS-SDI related to that investment may accrue during year 1 through year 6 prior to conversion of the investment to Class A shares). As a result, if DWS-SDI's expenses are less than the Rule 12b-1 fees, DWS-SDI will retain its full fees and make a profit.

Class C Shares

Distribution Services. For its services under the Distribution Agreement, DWS-SDI receives a fee from the Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. DWS-SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, DWS-SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by DWS-SDI or the applicable Fund. DWS-SDI also receives any contingent deferred sales charges paid with respect to Class C shares.

Class A and Class C Shares

Shareholder Services. For its services under the Services Agreement, DWS-SDI receives a shareholder services fee from the Fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A and Class C shares of the Fund.

With respect to Class A shares of the Fund, DWS-SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A shares of the Fund, commencing with the month after investment. With respect to Class C shares of the Fund, DWS-SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, DWS-SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class C shares of the Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of DWS-SDI. In addition DWS-SDI may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

DWS-SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for the Fund. Currently, the shareholder services fee payable to DWS-SDI is payable at an annual rate of up to 0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon Fund assets in accounts for which there is no firm of record (other than DWS-SDI) listed on the Fund's records. The effective shareholder services fee rate to be charged against all assets of the Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of the Fund, in its discretion, may approve basing the fee to DWS-SDI at the annual rate of 0.25% on all Fund assets in the future.

Because the Fund has not yet commenced operations as of the date of this Statement of Additional Information, the Fund does not have any expenses paid in connection with Rule 12b-1 plans to report.


Independent Registered Public Accounting Firm


PricewaterhouseCoopers, LLP, independent registered accounting firm, will audit the financial statements of the Fund and provide other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


Legal Counsel

Ropes & Gray LLP, One International Place, Boston, Massachusetts, 02110-2624, serves as legal counsel to the Fund and its Independent Trustees.

Custodian, Transfer Agent and Shareholder Service Agent

Custodian. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA (the "Custodian") serves as the Fund's custodian pursuant to a Custodian Agreement. Under its custody agreement with the Trust, the Custodian (i) maintains separate accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) accepts receipts and makes disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities, and (v) makes periodic reports to the Trust's Board of Trustees concerning the Fund's operations. The Custodian is authorized to select one or more foreign or domestic banks or companies to serve as sub-custodian on behalf of the Fund, pursuant to Rule 17f-5 under the 1940 Act. The Custodian will withhold foreign taxes and file foreign tax reclaims.

Transfer Agent and Shareholder Service Agent. DWS Scudder Investments Service Company ("DWS-SISC" or the "Transfer Agent"), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund pursuant to a transfer agency agreement (the "Transfer Agency Agreement"), under which the Transfer Agent (i) maintains record shareholder accounts, and (ii) makes periodic reports to the Trust's Board of Trustees concerning the operations of the Fund.

The Transfer Agent receives an annual service fee for each account of the Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.46 per account (as of October 2006, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Fund. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Fund or are paid directly by the Fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by the Fund with the prior approval of the Fund's Board.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Fund.

Because the Fund has not yet commenced operations as of the date of this Statement of Additional Information, the Fund does not have any historical transfer agency fee information to report.

The Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to beneficial owners of Fund shares whose interests are generally held in an omnibus account.

Regulatory Matters

On  September  28,  2006,  the SEC and the National  Association  of  Securities
Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("DWS-SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DWS-SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DWS-SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DWS-SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DWS-SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.


Additional information announced by DeAM regarding the terms of the settlements is made available at www.dws-scudder.com/regulatory_settlements.


For discussion of other regulatory matters see the Fund's prospectus.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for the Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided.

The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to the Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Research and brokerage services received from a broker-dealer may be useful to the Advisor in providing services to clients other than the Fund making the trade, and not all such information is used by the Advisor in connection with such Fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or hardware used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is the Advisor's policy that Sub-Advisors may not execute portfolio transactions on behalf of the funds to obtain third party research and brokerage services. The Advisor may, in the future, change this policy. Regardless, certain Sub-Advisors may, as matter of internal policy, limit or preclude third party research and brokerage services.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

DIMA and its affiliates and the Fund's management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Fund's Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by the Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sale are made whenever necessary, in the Advisor's discretion, to meet the Fund's objective.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.



Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by DWS-SDI of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DWS-SDI ("trade date").

Certificates. Share certificates will not be issued.


Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Transfer Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

The Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of the Fund may be purchased or redeemed on any business day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee.

The Fund has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and acceptance by the Fund. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

DWS-SDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Scudder Wholesalers"). Generally, DWS Scudder Wholesalers market shares of the DWS funds to your financial advisor, who in turn may recommend that you purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Scudder Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of three product categories - "Core," "Satellite" or "Non-Core/Satellite" - taking into consideration, among other things, the following criteria, where applicable:

     o    The fund's 3 year performance;

     o    The fund's Morningstar rating;

     o    Market size for the fund category;

     o    The fund's size, including sales and redemptions of the fund's shares;

     o    The length of time the fund's Portfolio  Manager has managed the fund;
          and

     o    The fund's consistency with DWS Scudder's branding.

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Scudder, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund's placement in a given category; all these factors together are considered, and the designation of funds in the Core and Satellite categories represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS fund website at www.dws-scudder.com, approximately one month after the end of each quarter. DWS Scudder Wholesalers will receive the highest compensation for Core funds, less for Satellite funds and the lowest for Non-Core/Satellite funds.

In the normal course of business, DWS Scudder will from time to time introduce new funds into the DWS family of funds. As a general rule, all new funds will be placed in a New Fund compensation category for a minimum period of four consecutive quarters, and DWS Scudder Wholesalers will be paid at a rate that is equivalent to that of the Core

Fund category. After that four quarter period, each fund in the New Fund category will be reviewed by the committee and either assigned to one of the three categories or continued as a New Fund at that time.

The prospect of receiving, or the receipt of, additional compensation by a DWS Scudder Wholesaler under the Plan may provide an incentive to favor marketing the Core or Satellite funds over the Non-Core/Satellite funds. The Plan, however, will not change the price that you pay for shares of the Fund. The DWS Scudder Compliance Department monitors DWS Scudder Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product category of the Fund into account when considering purchasing shares of the Fund or evaluating any recommendations relating to Fund shares.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Share Pricing. Purchases will be filled without sales charge, except for Class A Shares, at the net asset value per share next computed after receipt of the application in good order. Net asset value normally will be computed for each class as of the close of regular trading on the Exchange on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of the member broker, rather than the Fund, to forward the purchase order to the Transfer Agent by the close of regular trading on the Exchange.

Tax-Sheltered   Retirement  Plans.  The  Shareholder  Service  Agent  provides retirement plan services and documents and DWS-SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opened an account. For more information, please see "Policies You Should Know About" in the funds' prospectus.

The Fund may waive the investment minimum, if any, for purchases by a current or former director or trustee of the DWS mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates, or a sub-advisor to any fund in the DWS family of funds, or a broker-dealer authorized to sell shares of the funds.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and DWS-SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

DWS-SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a DWS Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on the subaccount record keeping system maintained for DWS-branded plans by ADP, Inc. under an alliance with DWS-SDI and its affiliates, and (iii) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and in the prospectus, DWS-SDI, the Advisor, or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other funds underwritten by DWS-SDI.

Upon notice to all dealers, DWS-SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

DWS-SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund in accordance with the Large Order NAV Purchase Privilege and one of the three compensation schedules up to the following amounts:

           Compensation Schedule #1:                  Compensation Schedule #2:
   Retail Sales and DWS Scudder Flex Plan(1)       DWS Scudder Retirement Plans(2)
   --------------------------------------          ----------------------------
                                     As a                                    As a
Amount of                        Percentage of      Amount of           Percentage of
Shares Sold                     Net Asset Value    Shares Sold           Net Asset Value
-----------                     ---------------    -----------           ---------------


$1 million to $3 million             0.85%        Over $3 million     0.00%-0.50%
Over $3 million to $50 million       0.50%               -                 -
Over $50 million                     0.25%               -                 -




                                       49

                 Compensation Schedule #3:
                 DWS Scudder Choice Plan(3)
                 --------------------------
Amount of                         As a Percentage of Net
Shares Sold                             Asset Value
-----------                             -----------


All amounts                                0.85%

(1) For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DWS-SDI will consider the cumulative amount invested by the purchaser in the Fund and other DWS Funds including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to below.


(2) Compensation Schedule 2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates.


(3)   DWS-SDI compensates UBS Financial at the rate 0.50%.


DWS-SDI will no longer advance the first year distribution fee and service fee to firms for sales of Class C shares to employer sponsored benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates. DWS-SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.


Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The  Advisor,  the  Distributor  and/or  their  affiliates  may  pay  additional compensation, out of their own assets and not as an additional charge to the Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by the Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .10% to .25% of sales of the Fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, the Fund has been advised that the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

A G Edwards & Sons Inc.
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network) First Clearing/Wachovia Securities
HD Vest Investment Securities, Inc.
ING Group
LaSalle Financial Services, Inc. (dba ABN Amro)
Linsco/Private Ledger Corp.
Marsh Insurance and Investment Company
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Pacific Select Distributors Group
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wells Fargo Investments, LLC

Channel: Cash Product Platform

ADP Clearing & Outsourcing
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
D.A. Davidson & Company
Emmett A. Larkin Company

Fiduciary Trust Co. - International
Huntleigh Securities
Lincoln Investment Planning
Linsco Private Ledger Financial Services
Mellon Bank
Penson Financial Services
Pershing Choice Platform
SAMCO Capital Markets (Fund Services, Inc.)
Smith Moore & Company
William Blair & Company

Channel: Third Party Insurance Platforms

Acacia National Life Insurance
Allmerica Financial Life Insurance Company
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
American General Life Insurance Company
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
ICMG Registered Variable Life
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
Mutual of America Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life GroupSymetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular DWS Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

Class A Purchases. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below:

                                                             Sales Charge
                                                             ------------
                                                                                Allowed to Dealers
                                        As a Percentage    As a Percentage of   as a Percentage of
Amount of Purchase                     of Offering Price*  Net Asset Value**      Offering Price
------------------                     -----------------   ---------------        --------------

Less than $100,000                           4.50%               4.71%                 4.00%
$100,000 but less than $250,000              3.50%               3.63%                 3.00%
$250,000 but less than $500,000              2.60%               2.67%                 2.25%
$500,000 but less than $1 million            2.00%               2.04%                 1.75%
$1 million but less than $3 million          0.00%               0.00%***              0.85%****
$3 million but less than $50 million         0.00%               0.00%***              0.50%****
$50 million and over                         0.00%               0.00%***              0.25%****

*    The Offering Price includes the sales charge.

**   Rounded to the nearest one-hundredth percent.


*** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

**** Commission is payable by DWS-SDI as discussed below.


Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)   a current or former director or trustee of Deutsche or DWS mutual funds;

(b) an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Fund;

(c) certain professionals who assist in the promotion of DWS mutual funds pursuant to personal services contracts with DWS-SDI, for themselves or members of their families. DWS-SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f)   selected  employees  (including  their  spouses  or  life  partners  and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with DWS-SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(g) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(h) through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by DWS-SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(i) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans") made available through ADP under an alliance with DWS-SDI and its affiliates, established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees;

(j) investors investing $1 million or more, either as a lump sum or through the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above (collectively, the "Large Order NAV Purchase Privilege"). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(k) defined contribution investment only plans with a minimum of $1,000,000 in plan assets regardless of the amount allocated to the DWS funds;

In addition, Class A shares may be sold at net asset value in connection with:

(l) the acquisition of assets or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by DWS-SDI and consistent with regulatory requirements;

(m) a direct "roll over" of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates into a DWS Scudder IRA;

(n)   reinvestment of fund dividends and distributions; and

(o) exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in the Fund.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, DWS-SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by DWS-SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

It is our policy to offer purchase privileges to current or former directors or trustees of the DWS mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund I the DWS family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If the Fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Fund also reserves the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or DWS-SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Combined Purchases. The Fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any DWS Funds that bear a sales charge.

Letter of Intent. The reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of DWS Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by DWS-SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The
Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through ADP, Inc. under an alliance with SDI and its affiliates may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such DWS Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member (including the investor's spouse or life partner and children or stepchildren age 21 or younger).

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system available through ADP, Inc. under an alliance with DWS-SDI and its affiliates may include: (a) Money Market Funds as "DWS Funds", (b) all classes of shares of any DWS Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class C Purchases. Class C shares of a Fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class C shares for his or her account.

Class C shares are subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the Fund's prospectus and Statement of Additional Information.

Purchase of Institutional Class Shares. Information on how to buy Institutional Class shares is set forth in the section entitled "Buying and Selling Shares" in the Fund's Prospectus for Institutional Class shares. The following supplements that information. The minimum initial investment for Institutional Class shares is $1,000,000. There is no minimum subsequent investment requirement for the
Institutional Class shares. The Fund reserves the right to modify the Institutional Class eligibility requirements and investment minimums at any time.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of the Fund may be purchased or redeemed on any business day at the net asset value next determined after receipt of the order, in good order, by DWS-SISC.

Multi-Class Suitability. DWS-SDI has established the following procedures regarding the purchase of Class A and Class C shares. Orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system ("System") maintained by ADP under an alliance with DWS-SDI and its affiliates ("DWS Scudder Flex Plans" and "DWS Scudder Choice Plans").

The following provisions apply to DWS Scudder Flex Plans and DWS Scudder Choice Plans.

a. Class C Share DWS Scudder Flex Plans. Orders to purchase Class C shares for a DWS Scudder Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

b. Class C Share DWS Scudder Choice Plans. Orders to purchase Class C shares for a DWS Scudder Choice Plan that has been regularly purchasing Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

To sell shares in a retirement account other than an IRA, your request must be made in writing, except for exchanges to other eligible funds in the DWS family of funds, which can be requested by phone or in writing.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.


Automatic Investment Plan. A shareholder may purchase shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $500 and maximum $250,000 for initial investments and a minimum of $50 and maximum $250,000 for subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the

Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Direct Deposit in the event that any item is unpaid by the shareholder's financial institution.

Minimum Subsequent Investment Policies. For current shareholders there is a $50 minimum investment requirement for subsequent investments in the Fund. There is no minimum subsequent investment requirement for investments on behalf of participants in certain fee-based and wrap programs offered through financial intermediaries approved by the Advisor.


Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other DWS funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-728-3337 for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, etc. by established shareholders (except by DWS Scudder Individual Retirement Account (IRA), DWS Scudder Horizon Plan, DWS Scudder Profit Sharing and Money Purchase Pension Plans, DWS Scudder 401(k) and DWS Scudder 403(b) Plan holders), members of the NASD, and banks.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or DWS mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The fund also reserves the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Redemptions

The Fund will impose a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all Fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the
Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Fund. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's.

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the

Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund's Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the "Plan") to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by the Fund's Transfer Agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

An Automatic Withdrawal Plan request form can be obtained by calling (800) 621-1048.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund's Class C shares and that 10 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 1.00% ($100) because it was in the first year after the purchase was made.

The CDSC is applicable based on the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the CDSC charge if redeemed before March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. DWS-SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)   redemptions  by  employer-sponsored   employee  benefit  plans  using  the
      subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates;

(c) redemption of shares of a shareholder (including a registered joint owner) who has died;

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled
      (as evidenced by a determination by the federal Social Security Administration);

(e) redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f) redemptions of shares whose dealer of record at the time of the investment notifies DWS-SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class C CDSC will be waived  for the  circumstances  set forth in items (b),
(c), (d) and (e) for Class A shares. In addition, this CDSC will be waived for:

(g) redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h) redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based upon the shareholder's DWS Scudder IAR accounts);

(i) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to DWS Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and

(j) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of DWS Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, NY Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund - Institutional, Cash Reserve Fund, Inc. -- Prime Series, Cash Reserve Fund, Inc. -- Treasury Series, Cash Reserve Fund, Inc. -- Tax-Free Series, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California.

Shareholders must obtain prospectuses of the fund or funds they are exchanging into from dealers, other firms or DWS-SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a DWS fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above and are taxable for federal income tax purposes.

Dividends

The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

The Fund intends to declare and distribute substantially all of its net investment income (excluding short-term capital gains) resulting from investment activity annually in December. Distributions, if any, of net realized capital gains (short-term and long-term) will normally be made in December, or otherwise as needed.

Any dividends or capital gains distributions declared in December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain distributions in cash and long-term capital gain distributions in shares of the same class at net asset value; or

2.    To receive income and capital gain distributions in cash.


Distributions will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS funds with multiple classes of shares or DWS funds as provided in the prospectus. To use this privilege of investing dividends of the Fund in shares of another DWS fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest distribution checks (and future distributions) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests in writing that a check be issued for that particular distribution.


If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code").

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund.

Taxation of the Fund. The Fund intends to elect to be treated as a regulated investment company under Subchapter M of the Code for each of its taxable years so that it will not be subject to federal income tax at the Fund level on net investment income and net capital gain that it distributes to its shareholders. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and
      (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, US Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested
      (x) in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid -- generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.


In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. In addition, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership  (i)  interests  in which are  traded on an  established  securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above other than net income derived from "qualified publicly traded partnerships") will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of paragraph (b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.


In the case of the Fund's investment in loan participations, the Fund will treat both the financial intermediary and the issuer of the underlying loan as an issuer for the purposes of meeting the diversification requirement described in paragraph (b) above.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, such Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Fund is subject to a 4% nondeductible excise tax on amounts that have been retained rather than distributed, as required, under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over short-term capital losses) from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011.

In order for some portion of the dividends received by the Fund shareholder to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property,
(3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is
(a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. If the aggregate dividends received by the Fund during any taxable year are 95% or more of gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than dividends properly designated as capital gains dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liability denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

A portion of the investment income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend (or in the case of certain preferred stock, 91 days during the 181 day period beginning 90 days before such date). For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the holder has an obligation to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances. This rule may cause a portion of the dividends received by the Fund to not be eligible for the corporate dividends received deduction.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which the Fund is entitled are disclosed in the Fund's annual and semi-annual reports to shareholders.

All distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Transactions in Fund Shares. The sale, exchange or redemption of shares of the Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares of the Fund will be treated as short-term gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. If more than 50% of the Fund's assets at year end consist of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion the qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Taxation of Certain Investments. Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund would be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Tax Effects of Certain Transactions. The Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other
Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate the Fund's income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to investors.

The Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment. A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund, which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund's level.

In addition, if the Fund invests in certain high yield original issue discount obligations issued by corporations (including tax-exempt obligations), a portion of the original issue discount accruing on the obligation may be treated as taxable dividend income. In such event, dividends of investment company taxable income received from the Fund by its shareholders, to the extent attributable to such portion of accrued original issue discount, would be taxable. Any such dividends received by the Fund's corporate shareholders may be eligible for the deduction for dividends received by corporations.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its redemption value (or its adjusted issue price if issued with original issue discount). Absent an election to include the market discount in income as it accrues, gain on the disposition of such an obligation will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount.

The Fund may elect to treat gains or loses from certain foreign currency positions as capital gains or losses; net short-term gains arising therefrom, to the extent not offset by capital losses, together with profits from foreign currency positions producing ordinary income for which such an election is not made, will be taxable as ordinary income. The Fund's transactions in foreign currencies or foreign currency-denominated instruments are likely to produce a difference between the Fund's book income and the Fund's taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits, (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to eliminate income tax liability at the Fund level.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.


The Fund may invest in real estate investment trusts ("REITs"), including REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under a notice recently issued by the IRS and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. As a result, the Fund may not be a suitable investment for charitable remainder trusts, as noted below. Dividends paid by REITs generally will not be eligible to be treated as "qualified dividend income.

Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in real estate investment trusts ("REITs") that hold residual interests in real estate mortgage investment conduits ("REMICs"); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, under recent legislation, it will be subject to a 100% excise tax on such income (rather than lose its tax-exempt status, as previously). The Fund may invest in REITs that hold residual interests in REMICs.


Withholding and Other Tax Considerations. The Fund may be required to withhold U.S. federal income tax on distributions and redemption proceeds payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified (or when the Fund is notified) by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

Shareholders   of  the  Fund  may  be  subject  to  state  and  local  taxes  on distributions received from the Fund and on redemptions of the Fund's shares.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

Under certain circumstances, shareholders of the Fund may exchange their shares for shares of the same class of certain other funds (the "reinvested shares"). If a shareholder (other than tax-exempt accounts) makes such an exchange, the shareholder will recognize a capital gain or loss for federal income tax purposes measured by the difference between the value of the reinvested shares and the basis of the exchanged shares.

Treasury Regulations provide that if a shareholder recognizes a loss with respect to Fund shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for shareholders who are individuals, S corporations or trusts, or $10 million or more in a single taxable year (or $20 million or more in any combination of taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their particular circumstances.

Non-US Shareholders. Capital Gain Dividends and exempt-interest dividends generally will not be subject to withholding of federal income tax. However, distributions properly designated as exempt-interest dividends may be subject to backup withholding (as discussed above). In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "US person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, for taxable years of the Fund beginning before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a US person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from US-source interest income that would not be subject to US federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund.

Depending on the circumstances, the Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible from this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should consult with their intermediaries with respect to the application of these rules to their accounts. In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of US federal income tax. If a beneficial holder who is a foreign person has a trade or business in the United States, the dividend will be subject to US federal net income taxation at regular income tax rates.

In order for a foreign investor to qualify for exemption from the backup withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Investors are advised to consult their own tax advisors with respect to their own circumstances regarding the above-referenced federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them of an investment in shares of the Fund.

                                 NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.


Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors, including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.


An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Trust's Board and overseen primarily by the Fund's Pricing Committee.

                              TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members of the Trust. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested persons" (as defined in the

1940 Act) of the Trust or the Advisor (each, an "Independent Board Member"), is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members

---------------------------------------------------------------------------------------------------------
Name, Year of Birth,                                                                    Number of
Position with the                                                                       Funds in DWS
Trust and Length of     Business Experience and                                         Fund Complex
Time Served             Directorships During the Past 5 Years                           Overseen
---------------------------------------------------------------------------------------------------------

Dawn-Marie Driscoll     President, Driscoll Associates (consulting firm); Executive            78
(1946)                  Fellow, Center for Business Ethics, Bentley College; formerly,
Chairperson since 2004  Partner, Palmer & Dodge (1988-1990); Vice President of
Board Member since      Corporate Affairs and General Counsel, Filene's (1978-1988).
1987                    Directorships: Advisory Board, Center for Business Ethics,
                        Bentley College; Trustee, Southwest Florida Community
                        Foundation (charitable organization); Former Directorships:
                        Investment Company Institute (audit, executive, nominating
                        committees)    and   Independent    Directors    Council
                        (governance, executive committees)
---------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.    President, WGBH Educational Foundation. Directorships:                 76
(1943)                  Association of Public Television Stations; Becton Dickinson
Board Member since      and Company(1) (medical technology company); Belo
1990                    Corporation(1) (media company); Boston Museum of Science;
                        Public Radio International. Former Directorships: American
                        Public Television; Concord Academy; New England Aquarium;
                        Mass. Corporation for Educational Telecommunications;
                        Committee for Economic Development; Public Broadcasting Service
---------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)     Managing General Partner, Exeter Capital Partners (a series of         78
Board Member since      private equity funds). Directorships: Progressive Holding
1996                    Corporation (kitchen goods importer and distributor); Natural
                        History, Inc. (magazine publisher); Box Top Media Inc.
                        (advertising). Former Directorships: The Kennel Shop (retailer)
---------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss     Clinical Professor of Finance, NYU Stern School of Business            78
(1945)                  (1997-present); Member, Finance Committee, Association for
Board Member since      Asian Studies (2002-present); Director, Mitsui Sumitomo
2005                    Insurance Group (US) (2004-present); prior thereto, Managing
                        Director, J.P. Morgan (investment banking firm) (until 1996)
---------------------------------------------------------------------------------------------------------
Martin J. Gruber        Nomura Professor of Finance, Leonard N. Stern School of                78
(1937)                  Business, New York University (since September 1965);
Board Member since      Director, Japan Equity Fund, Inc. (since January 1992), Thai
2006                    Capital Fund, Inc. (since January 2000), Singapore Fund, Inc.
                        (since January 2000), National Bureau of Economic Research
                        (since January 2006). Formerly, Trustee, TIAA (pension funds)
                        (January 1996-January 2000); Trustee, CREF and CREF Mutual
                        Funds (January 2000-March 2005); Chairman, CREF and CREF
                        Mutual Funds (February 2004-March 2005); and Director, S.G.
                        Cowen Mutual Funds (January 1985-January 2001)
---------------------------------------------------------------------------------------------------------
Richard J. Herring      Jacob Safra Professor of International Banking and Professor,          78
(1946)                  Finance Department, The Wharton School, University of
Board Member since      Pennsylvania (since July 1972); Co-Director, Wharton Financial
2006                    Institutions Center (since July 2000). Formerly, Vice Dean and
                        Director, Wharton Undergraduate Division (July 1995-June
                        2000); Director, Lauder Institute of International Management
                          Studies (July 2000-June 2006)
---------------------------------------------------------------------------------------------------------


                                       74

---------------------------------------------------------------------------------------------------------
Name, Year of Birth,                                                                    Number of
Position with the                                                                       Funds in DWS
Trust and Length of     Business Experience and                                         Fund Complex
Time Served             Directorships During the Past 5 Years                           Overseen
---------------------------------------------------------------------------------------------------------
Graham E. Jones         Senior Vice President, BGK Realty, Inc. (commercial real               78
(1933)                  estate) (since 1995). Formerly, Trustee of various investment
Board Member since      companies managed by Sun Capital Advisors, Inc. (1998-2005),
2006                    Morgan Stanley Asset Management (1985-2001) and Weiss, Peck
                        and Greer (1985-2005)
---------------------------------------------------------------------------------------------------------
Rebecca W. Rimel        President and Chief Executive Officer, The Pew Charitable              78
(1951)                  Trusts (charitable foundation) (1994 to present); Trustee,
Board Member since      Thomas Jefferson Foundation (charitable organization) (1994 to
2006                    present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, Viasys Health Care(1)
                        (since January 2007). Formerly, Executive Vice President, The
                        Glenmede Trust Company (investment trust and wealth
                        management) (1983 to 2004); Board Member, Investor Education
                        (charitable organization) (2004-2005)
---------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.    Principal, Philip Saunders Associates (economic and financial          78
(1935)                  consulting) (since November 1988).  Formerly, Director,
Board Member since      Financial Industry Consulting, Wolf & Company (consulting)
2006                    (1987-1988); President, John Hancock Home Mortgage Corporation
                        (1984-1986);  Senior  Vice  President  of  Treasury  and
                        Financial  Services,  John Hancock Mutual Life Insurance
                        Company, Inc.
                        (1982-1986)
---------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.  Private investor since October 2003; Trustee of 8 open-end             78
(1946)                  mutual funds managed by Sun Capital Advisers, Inc. (since
Board Member since      October 1998). Formerly, Pension & Savings Trust Officer,
2006                    Sprint Corporation((1)) (telecommunications) (November
                        1989-September 2003)
---------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg  Retired. Formerly, Consultant (1997-2001); Director, US                78
(1943)                  Government Accountability Office (1996-1997); Partner,
Board Member since      Fulbright & Jaworski, L.L.P. (law firm) (1978-1996).
1999                    Directorships: The William and Flora Hewlett Foundation;
                        Service Source, Inc. Former Directorships: Mutual Fund
                        Directors Forum (2002-2004), American Bar Retirement
                        Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
---------------------------------------------------------------------------------------------------------
Carl W. Vogt            Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law              76
(1936)                  firm); formerly, President (interim) of Williams College
Board Member since      (1999-2000); formerly, President of certain funds in the
2002                    Deutsche Asset Management family of funds (formerly, Flag
                        Investors family of funds) (registered investment companies)
                        (1999-2000). Directorships: Yellow Corporation (trucking);
                        American Science & Engineering (x-ray detection equipment).
                        Former Directorships: ISI Family of Funds (registered
                        investment companies, 4 funds overseen); National Railroad
                        Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal); formerly, Chairman and Member, National
                        Transportation Safety Board
---------------------------------------------------------------------------------------------------------




                                       75

Interested Board Member

---------------------------------------------------------------------------------------------------------
Name, Year of Birth,                                                                    Number of
Position with the                                                                       Funds in DWS
Trust and Length of     Business Experience and                                         Fund Complex
Time Served             Directorships During the Past 5 Years                           Overseen
---------------------------------------------------------------------------------------------------------
Axel Schwarzer(2)       Managing Director(4), Deutsche Asset Management; Head of               77
(1958)                  Deutsche Asset Management Americas; CEO of DWS Scudder;
Board Member since      formerly board member of DWS Investments, Germany (1999-2005);
2006                    formerly, Head of Sales and Product Management for the Retail
                        and Private Banking Division of Deutsche Bank in Germany
                        (1997-1999); formerly, various strategic and operational
                        positions for Deutsche  Bank Germany  Retail and Private
                        Banking  Division in the field of investment  funds, tax
                        driven  instruments  and asset  management for corporate
                        (1989-1996)
---------------------------------------------------------------------------------------------------------

Officers(3)

 Name, Year of Birth,
 Position with the
 Trust and Length of     Business Experience and
 Time Served             Directorships During the Past 5 Years
---------------------------------------------------------------------------------------------------------
 Michael G. Clark(5)     Managing Director(4), Deutsche Asset Management (2006-present); President of
 (1965)                  DWS family of funds; formerly, Director of Fund Board Relations (2004-2006)
 President,              and Director of Product Development (2000-2004), Merrill Lynch Investment
 2006-present            Managers; Senior Vice President Operations, Merrill Lynch Asset Management
                         (1999-2000)
---------------------------------------------------------------------------------------------------------
 John Millette(6)        Director(4), Deutsche Asset Management
 (1962)
 Vice President and
 Secretary,
 1999-present
---------------------------------------------------------------------------------------------------------
 Paul H. Schubert(5)     Managing Director(4), Deutsche Asset Management (since July 2004); formerly,
 (1963)                  Executive  Director,  Head of Mutual Fund Services and Treasurer for UBS Family
 Chief Financial         of Funds  (1998-2004);  Vice  President and Director of Mutual Fund Finance at
 Officer, 2004-present   UBS Global Asset Management (1994-1998)
 Treasurer,
 2005-present
---------------------------------------------------------------------------------------------------------
 Patricia                Vice President, Deutsche Asset Management (since June 2005); Counsel, New
 DeFilippis(5) (1963)    York Life Investment  Management LLC  (2003-2005);  legal associate, Lord,
 Assistant Secretary,    Abbett & Co. LLC (1998-2003)
 2005-present
---------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(5)     Director(4), Deutsche Asset Management (since September 2005); Counsel,
 (1962)                  Morrison and Foerster LLP (1999-2005)
 Assistant Secretary,
 2005-present
---------------------------------------------------------------------------------------------------------
 Caroline Pearson(6)     Managing Director(4), Deutsche Asset Management
 (1962)
 Assistant Secretary,
 1997-present
---------------------------------------------------------------------------------------------------------
 Paul Antosca(6) (1957)   Director(4),  Deutsche Asset Management  (since 2006); Vice President,  The
 Assistant Treasurer,     Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 2007-present
---------------------------------------------------------------------------------------------------------
 Kathleen Sullivan       Director(4), Deutsche Asset Management (since 2006); Vice President, The
 D'Eramo(6)              Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 (1957)
 Assistant Treasurer,
 2003-present
---------------------------------------------------------------------------------------------------------


                                       76

 Name, Year of Birth,
 Position with the
 Trust and Length of     Business Experience and
 Time Served             Directorships During the Past 5 Years
---------------------------------------------------------------------------------------------------------
 Jason Vazquez(5)        Vice President, Deutsche Asset Management (since 2006); formerly, AML
 (1972)                  Operations Manager for Bear Stearns (2004-2006),  Supervising Compliance
 Anti-Money Laundering   Principal  and  Operations  Manager  for AXA  Financial (1999-2004)
 Compliance Officer,
 2007-present
---------------------------------------------------------------------------------------------------------
 Robert Kloby(5) (1962)  Managing   Director(4),   Deutsche  Asset  Management (2004-present);  formerly,
 Chief Compliance        Chief Compliance Officer/Chief Risk Officer,  Robeco USA (2000-2004);  Vice
 Officer,  2006-present  President,  The Prudential Insurance Company of America (1988-2000); E.F.
                         Hutton and Company (1984-1988)
---------------------------------------------------------------------------------------------------------
 J.  Christopher         Director(4), Deutsche Asset Management (2006-present); formerly,  Director,
 Jackson(5)              Senior Vice President,  General Counsel,  and Assistant  Secretary,  Hansberger
 (1951)                  Global Investors,  Inc. (1996-2006); Director,  National  Society of
 Chief Legal Officer,    Compliance Professionals (2002-2005)(2006-2009)
 2006-present
---------------------------------------------------------------------------------------------------------

(1) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(2) The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

(3) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(4)   Executive title, not a board directorship.

(5)   Address:  345 Park Avenue, New York, New York 10154.

(6)   Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds similar positions for other investment companies for which DIMA or an affiliate serves as the advisor.

Officer's Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

 Paul H. Schubert:                     Vice President
 Caroline Pearson:                     Secretary

Information Concerning Committees and Meetings of Board Members

The Board of the Trust met ten (10) times during the calendar year ended December 31, 2006 and each Board member attended at least 80% of the meetings of the Board and meetings of the committees of the Board on which such Board Member served.

Board Committees. Ms. Driscoll has served as Chair of the Board of the Funds since June 2004.


The Board has established the following standing committees: Audit Committee, Nominating/Corporate Governance Committee, Valuation Committee, Equity Oversight Committee, Fixed Income Oversight Committee,
Marketing/Distribution/Shareholder              Service             Committee,
Legal/Regulatory/Compliance Committee and Expense/Operations Committee.


The Audit  Committee  assists the Board in fulfilling its  responsibility  for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the applicable Fund. It also makes recommendations regarding the selection of an independent registered public accounting firm for a Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are Keith R. Fox (Chair and Audit Committee Financial Expert), Kenneth C. Froewiss, Richard J. Herring, Graham E. Jones, Philip Saunders, Jr., William N. Searcy, Jr. and Jean Gleason Stromberg. The Audit Committee held eight (8) meetings during the calendar year 2006.

The Nominating/Corporate Governance Committee (i) recommends to the Board candidates to serve as Board Members and (ii) oversees and, as appropriate, makes recommendations to the Board regarding other fund governance-related matters, including but not limited to Board compensation practices, retirement policies, self-evaluations of effectiveness, review of possible conflicts of interest and independence issues involving Board Members, allocations of assignments and functions of committees of the Board, and share ownership policies. The members of the Nominating/Corporate Governance Committee are Henry
P. Becton, Jr. (Chair), Graham E. Jones, Rebecca W. Rimel and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Trustees) held three (3) meetings during the calendar year 2006.

The Valuation Committee oversees Fund valuation matters, reviews valuation procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the valuation procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary or appropriate. The members of the Valuation Committee are Keith R. Fox, Kenneth
C. Froewiss, Martin J. Gruber, Richard J. Herring and Philip Saunders, Jr. (Chair). Because the Fund has not yet commenced operations, the Valuation Committee did not have a meeting on behalf of the Fund during the calendar year 2006.

The Board has established two Investment Oversight Committees, one focusing on Funds primarily investing in equity securities (the "Equity Oversight Committee") and one focusing on Funds primarily investing in fixed income securities (the "Fixed Income Oversight Committee"). These Committees meet regularly with Fund portfolio managers and other investment personnel to review the relevant Funds' investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr., Martin J. Gruber (Chair), Richard J. Herring, Rebecca W. Rimel, Philip Saunders, Jr. and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones, William N. Searcy, Jr. (Chair) and Jean Gleason Stromberg. Each Investment Oversight Committee held six (6) meetings during the calendar year 2006.

The Marketing/Distribution/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Funds and their shareholders. The members of the Marketing/Distribution/Shareholder Service Committee are Martin J. Gruber, Richard J. Herring (Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Carl W. Vogt. The Marketing/Distribution/Shareholder Service Committee held six (6) meetings during the calendar year 2006.

The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Funds, including the handling of pending or threatened litigation or regulatory action involving the Funds, (ii) general compliance matters relating to the Funds and (iii) proxy voting. The members of the
Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Rebecca W. Rimel, William N. Searcy, Jr., Jean Gleason Stromberg and Carl Vogt (Chair). The Legal/Regulatory/Compliance Committee held six (6) meetings during the calendar year 2006.

The Expense/Operations Committee (i) monitors the Fund's total operating expense levels, (ii) oversees the provision of administrative services to the Fund, including the Fund's custody, fund accounting and insurance arrangements, and
(iii) reviews the Fund's investment advisers' brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth
C. Froewiss, Graham E. Jones (Chair), Philip Saunders, Jr. and William N. Searcy, Jr. The Expense/Operations Committee held seven (7) meetings during the calendar year 2006.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board also forms ad hoc committees to consider specific issues. In 2006, various ad hoc committees of the Board held an additional seven (7) meetings.

Remuneration. Each Independent Board Member receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Fund or any fund in the DWS fund complex.

Members of the Board who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following tables show compensation from the Fund and aggregate compensation from all of the funds in the DWS fund complex received by each Board Member during the calendar year 2006. Mr. Schwarzer became a member of the Board on May 5, 2006, is an interested person of the Fund and received no compensation from the Fund or any fund in the DWS fund complex during the relevant periods.

                                                            Total Compensation
                                 Aggregate Compensation       from Fund and
Name of Board Member                   from Fund            DWS Fund Complex(1)
--------------------                   ---------            -------------------

Henry P. Becton, Jr.(3)(5)                  $0                      $189,000
Dawn-Marie Driscoll(2)(3)(4)(5)             $0                      $251,000
Keith R. Fox(3)(4)(5)                       $0                      $195,000
Kenneth C. Froewiss(3)(4)(5)                $0                      $234,988
Martin J. Gruber(3)(5)                      $0                      $188,000
Richard J. Herring(3)(4)(5)                 $0                      $184,000
Graham E. Jones(3)(4)(5)                    $0                      $206,000
Rebecca W. Rimel(3)(5)                      $0                      $185,000
Philip Saunders, Jr.(3)(4)(5)               $0                      $207,000
William N. Searcy, Jr.(3)(4)(5)             $0                      $206,000
Jean Gleason Stromberg(3)(4)(5)             $0                      $202,000
Carl W. Vogt(3)(5)                          $0                      $189,000

(1)   The DWS Fund Complex is composed of 155 funds.

(2) Includes $50,000 in annual retainer fees in Ms. Driscoll's role as Chairperson of the Board.

(3) For each Board Member, except Mr. Becton, Mr. Froewiss and Mr. Vogt, total compensation includes compensation for service on the boards of 34 trusts/corporations comprised of 87 funds/portfolios. For Messrs. Becton and Vogt total compensation includes compensation for service on the boards of 32 trusts/corporations comprised of 85 funds/portfolios. For Mr. Froewiss total compensation includes compensation for services on the boards of 37 trusts/corporations comprised of 90 funds/portfolios.

(4) Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Funds' direct shareholders (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $16,000 for Ms. Driscoll, $1,000 for Mr. Fox, $17,000 for Mr. Froewiss, $1,000 for Dr. Herring, $16,000 for Mr. Jones, $17,000 for Dr. Saunders, $16,000 for Mr. Searcy and $16,000 for Ms. Stromberg. These meeting fees were borne by the applicable DWS Funds.

(5) During calendar year 2006, the total number of funds overseen by each Board Member was 87 funds, except for Mr. Becton and Mr. Vogt, who oversaw 85 funds, and Mr. Froewiss, who oversaw 90 funds.

Board Member Ownership in the Fund(1)

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Fund and DWS Fund Complex as of December 31, 2006.

                                          Dollar Range of             Aggregate Dollar Range of
                                        Beneficial Ownership     Ownership in all Funds Overseen by
                                       in DWS Floating Rate                 Board Member
Board Member                                 Plus Fund               in the DWS Fund Complex(2)
------------                                 ---------               --------------------------

Independent Board Member:
-------------------------

Henry P. Becton, Jr.                            None                         Over $100,000
Dawn-Marie Driscoll                             None                         Over $100,000
Keith R. Fox                                    None                         Over $100,000
Kenneth C. Froewiss                             None                         Over $100,000
Martin J. Gruber                                None                         Over $100,000
Richard J. Herring                              None                         Over $100,000
Graham E. Jones                                 None                         Over $100,000
Rebecca W. Rimel                                None                         Over $100,000
Philip Saunders, Jr.                            None                         Over $100,000
William N. Searcy, Jr.                          None                         Over $100,000
Jean Gleason Stromberg                          None                         Over $100,000
Carl W. Vogt                                    None                         Over $100,000

Interested Board Member:
------------------------

Axel Schwarzer                                  None                         Over $100,000

(1)   The amount  shown  includes  share  equivalents  of funds  which the Board
      Member is deemed to be invested pursuant to the fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

(2) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over
      $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2006. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Fund (including Deutsche Bank AG).

                                                                           Value of       Percent of
                                Owner and                                Securities on   Class on an
Independent                 Relationship to                  Title of    an Aggregate     Aggregate
Board Member                  Board Member       Company       Class         Basis          Basis
------------                  ------------       -------       -----         -----          -----


Henry P. Becton, Jr.               N/A             None         N/A           N/A            N/A
Dawn-Marie Driscoll                N/A             None         N/A           N/A            N/A
Keith R. Fox                       N/A             None         N/A           N/A            N/A
Kenneth C. Froewiss                N/A             None         N/A           N/A            N/A
Martin J. Gruber                   N/A             None         N/A           N/A            N/A
Richard J. Herring                 N/A             None         N/A           N/A            N/A
Graham E. Jones                    N/A             None         N/A           N/A            N/A
Rebecca W. Rimel                   N/A             None         N/A           N/A            N/A
Philip Saunders, Jr.               N/A             None         N/A           N/A            N/A
William N. Searcy, Jr.             N/A             None         N/A           N/A            N/A
Jean Gleason Stromberg             N/A             None         N/A           N/A            N/A
Carl W. Vogt                       N/A             None         N/A           N/A            N/A


Securities Beneficially Owned


The Fund is newly offered, therefore, as of the date of this Statement of Additional Information, all Board Members and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

The Fund is newly offered, therefore, as of the date of this Statement of Additional Information, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares.




Agreement to Indemnify Independent Directors/Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Fund, the Advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Fund against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Fund against the Fund, its trustees and officers, DIMA and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Fund and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify the Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement
Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the Fund's Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Fund or its shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. The agreement by DIMA will survive the termination of the investment management agreement between DIMA and the Fund.

                               TRUST ORGANIZATION

The Trust is a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust that was approved by shareholders in the second quarter of 2006, as may be further amended from time to time (the "Declaration of Trust"). All shares issued and outstanding are fully paid and non-assessable, transferable, have no preemptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in the SAI and the Fund's prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Trust or the Fund; (c) an amendment of the Declaration of Trust; (d) to the same extent as stockholders of Massachusetts business corporation as to whether or not a court action, proceeding or claims should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders; (e) a merger, consolidation or sale of assets; (f) the adoption of an investment advisory or management contract; (g) the incorporation of the Trust or any series; (h) any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act; and (i) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the SEC, or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the Trust's By-laws. The By-laws currently in effect provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust.

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the Trust's By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and
(b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Trustees, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including
(a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. The Declaration of Trust also authorizes the Board of Trustees to terminate a Fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or property of the series, in cash or in kind or partly each, to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to the Advisor, subject to each Board's general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting against super majority voting requirements for charter and by-law amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a chairman who is an independent director.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of each Board or of a majority of each Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies  describe the way in which the Advisor resolves
conflicts  of  interest.  To  resolve  conflicts,   the  advisor,  under  normal
circumstances, votes proxies in accordance with its Guidelines.

If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at or by visiting our Web site at: www.dws-scudder.com (click on "proxy voting" at the bottom of the page).

                              FINANCIAL STATEMENTS

Because the Fund has not commenced operations as of the date of this Statement of Additional Information, no financial statements are available.

                             ADDITIONAL INFORMATION

The CUSIP numbers for each class of DWS Floating Rate Plus Fund offered herein are:


Class A: 23337F 706

Class  C: 23337F 805

Institutional Class: 23337F 870

The Fund has a fiscal year ending April 30.


The Fund's Prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed with the SEC under the 1933 Act and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                                    APPENDIX

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC.'S - CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S INVESTORS SERVICE, INC.'S - SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MOODY'S INVESTORS SERVICE, INC.'S - MUNICIPAL SHORT-TERM RATINGS

MIG. Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

STANDARD & POOR'S RATINGS SERVICES - CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS SERVICES  - SHORT-TERM RATINGS

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2:   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. - BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. - SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                               DWS PORTFOLIO TRUST

                           DWS Floating Rate Plus Fund
                                (Class S shares)














                       STATEMENT OF ADDITIONAL INFORMATION


                                  June 27, 2007

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for Class S shares of DWS Floating Rate Plus Fund (the "Fund"), a series of DWS Portfolio Trust (the "Trust"), dated June 27, 2007, as amended from time to time, copies of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1148, or from the firm from which this Statement of Additional Information was obtained. This information is also available along with other materials on the Securities and Exchange Commission's internet web site (http://www.sec.gov).


This Statement of Additional Information is incorporated by reference into the Fund's prospectus.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

INVESTMENT RESTRICTIONS......................................................2


INVESTMENT POLICIES AND TECHNIQUES...........................................4
   Portfolio Holdings Information...........................................33

MANAGEMENT OF THE FUND......................................................34
   Investment Advisor.......................................................34
   Compensation of Portfolio Managers.......................................36
   Fund Ownership of Portfolio Managers.....................................37
   Conflicts of Interest....................................................37

FUND SERVICE PROVIDERS......................................................39
   Administrator............................................................39
   Distributor and Underwriter..............................................40
   Independent Registered Public Accounting Firm............................41
   Legal Counsel............................................................41
   Custodian, Transfer Agent and Shareholder Service Agent..................41

PORTFOLIO TRANSACTIONS......................................................42

PURCHASE AND REDEMPTION OF SHARES...........................................44

TAXES.......................................................................61

NET ASSET VALUE.............................................................67

TRUSTEES AND OFFICERS.......................................................68

TRUST ORGANIZATION..........................................................76

PROXY VOTING GUIDELINES.....................................................77

FINANCIAL STATEMENTS........................................................79

ADDITIONAL INFORMATION......................................................79

APPENDIX....................................................................80

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that the Fund's objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund.

The Fund has elected to be classified as a non-diversified series of an open-end investment management company. A non-diversified fund may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers. While not limited by the Investment Company Act of 1940, as amended (the "1940 Act"), as to the proportion of its assets that it may invest in obligations of a single issuer, the Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company.

As a matter of fundamental policy, the Fund may not:


(1) borrow money, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;


(2) issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;


(3) concentrate its investments in a particular industry, as that term is used in the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;


(4) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;


(6) purchase or sell commodities, except as permitted by the 1940 Act and as interpreted or modified by the regulatory authority having jurisdiction, from time to time; or


(7) make loans except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of the Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

The Trustees of the Trust have voluntarily adopted certain policies and restrictions, which are observed in the conduct of the Fund's affairs. These represent intentions of the Trustees based upon current circumstances. Nonfundamental policies may be changed by the Trustees of the Trust without requiring approval of or, with certain exceptions, prior notice to shareholders.

As a matter of non-fundamental policy, the Fund currently does not intend to:

(a) enter into either reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(b) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
      (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(c) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;


(d) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 20% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 20% limit;


(e) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(f) lend portfolio securities in an amount greater than 33 1/3% of its total assets; or

(g)   acquire  securities  of  registered  open-end   investment   companies  or
      registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

The Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets, valued at the time of the transaction, would be invested in such securities.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

Temporary Defensive Policy. For temporary defensive purposes, the Fund may invest, without limit, in cash or defensive type securities, such as high-grade debt securities, U.S. government securities and high quality money market instruments. In such a case, the Fund would not be pursuing, and may not achieve, its investment objective.

Master/feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                       INVESTMENT POLICIES AND TECHNIQUES

General Investment Objective and Policies


The Fund is a non-diversified series of DWS Portfolio Trust, an open-end management investment company which continuously offers and redeems shares at net asset value. The Fund is a series of the type commonly known as a mutual fund.


The Fund offers four classes of shares: Class A, Class C, Institutional Class and Class S.

The Fund seeks to provide high current income. The Fund primarily invests in senior floating-rate loans ("Senior Loans").

In addition to the Fund's main investment strategy, the Advisor seeks to enhance returns by employing a global tactical asset allocation (GTAA) overlay strategy. The GTAA strategy, which the Advisor calls iGAP (integrated Global Alpha Platform), is a total return strategy designed to add value by benefiting from short-term mis-pricings within global bond and currency markets. iGAP is expected to have a low correlation to the Fund's loan holdings.

The iGAP strategy combines diverse macro investment views from various investment teams within Deutsche Asset Management. Since a single investment approach rarely works in all market conditions, the teams are chosen to diversify investment approaches thereby enhancing the expected return for a given level of risk. The collective views are then used to determine iGAP's positions using a disciplined, risk managed process. The result is a collection of long and short investment positions within global bonds and currencies designed to generate excess returns that have little correlation to major markets. The bond and currency positions are then implemented by the iGAP portfolio managers using futures and forward contracts. The iGAP portfolio managers consider factors such as liquidity, cost, margin requirement and credit quality when selecting the appropriate derivative instrument.

Investment Techniques

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Fund may engage are meant to describe the spectrum of investments that Deutsche Investment Management
Americas Inc. ("DIMA" or the "Advisor") in its discretion might, but is not required to, use in managing the Fund's portfolio assets. The Advisor may in its discretion at any time employ such practice, technique or instrument for the Fund but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Fund, but, to the extent employed, could from time to time have a material impact on the Fund's performance. It is possible that certain investment practices and techniques described below may not be permissible for the Fund based on its investment restrictions, as described herein, and in the Fund's prospectus.


Senior Loans. Senior Loans are direct obligations of corporations or other business entities and are generally arranged by banks or other commercial lending institutions and made generally to finance internal growth, mergers, acquisitions, stock repurchases and leveraged buyouts. Senior Loans may include restrictive covenants which must be maintained by the borrower. Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow, restrictions on dividend payments and usually state that a borrower must maintain specific minimum financial ratios as well as establishing limits on total debt. A breach of covenant, which is not waived by the agent, is normally an event of acceleration, i.e., the agent has the right to call the outstanding Senior Loan. In addition, loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. The free cash flow shall be applied to prepay the Senior Loan in an order of maturity described in the loan documents. Under certain interests in Senior Loans, the Fund may have an obligation to make additional loans upon demand by the borrower. The Fund intends to reserve against such contingent obligations by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover such obligations.

The Fund's investment in Senior Loans may take the form of purchase of an assignment or a portion of a Senior Loan from a third party ("assignment") or acquiring a participation in a Senior Loan ("participation"). The Fund may pay a fee or forego a portion of interest payments to the lender selling a participation or assignment under the terms of such participation or assignment. When the Fund is a purchaser of an assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender. The Fund may also invest in participations in Senior Loans. With respect to any given Senior Loan, the rights of the Fund when it acquires a participation may be more limited than the rights of the original lenders or of investors who acquire an assignment. Participations may entail certain risks relating to the creditworthiness of the parties from which the participations are obtained.

In a typical interest in a Senior Loan, the agent administers the loan and has the right to monitor the collateral. The agent is also required to segregate the principal and interest payments received from the borrower and to hold these payments for the benefit of the lenders. The Fund normally looks to the agent to collect and distribute principal of and interest on a Senior Loan. Furthermore, the Fund looks to the agent to use normal credit remedies, such as to foreclose on collateral; monitor credit loan covenants; and notify the lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. In the event of a default by the borrower, it is possible, though unlikely, that the Fund could receive a portion of the borrower's collateral. If the Fund receives collateral other than cash, such collateral will be liquidated and the cash received from such liquidation will be available for investment as part of the Fund's portfolio. At times the Fund may also negotiate with the agent regarding the agent's exercise of credit remedies under a Senior Loan. The agent is compensated for these services by the borrower as is set forth in the loan agreement. Such compensation may take the form of a fee or other amount paid upon the making of the Senior Loan and/or an ongoing fee or other amount.


The loan agreement in connection with Senior Loans sets forth the standard of care to be exercised by the agents on behalf of the lenders and usually provides for the termination of the agent's agency status in the event that it fails to act properly, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy or if the agent resigns. In the event an agent is unable to perform its obligations as agent, another lender would generally serve in that capacity.

The Fund believes that the principal credit risk associated with acquiring Senior Loans from another lender is the credit risk associated with the borrower of the underlying Senior Loan. The Fund may incur additional credit risk, however, when the Fund acquires a participation in a Senior Loan from another lender because the Fund must assume the risk of insolvency or bankruptcy of the other lender from which the Senior Loan was acquired. However, in acquiring Senior Loans, the Fund conducts an analysis and evaluation of the financial condition of each such lender. The Fund has taken the following measures in an effort to reduce such risks. The Fund will only acquire participations in Senior Loans if the lender selling the participation, and any other persons interpositioned between the Fund and the lender, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standards & Poor's Ratings Group ("S&P") or Baa or P-3 or higher by Moody's Investors Service ("Moody's")) or determined by the Advisor to be of comparable quality. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is considered by S&P to be either overwhelming or very strong and issues of commercial paper rated Prime-1 by Moody's are considered by Moody's to have a superior ability for repayment of senior short-term debt obligations.

Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests comprising the Fund's portfolio, while having a stated one to ten-year term, may be prepaid, often without penalty. The Fund generally holds Senior Loans to maturity unless it has become necessary to adjust the Fund's portfolio in accordance with the Advisor's view of current or expected economic or specific industry or borrower conditions.

Senior Loans frequently require full or partial prepayment of a loan when there are asset sales or a securities issuance. Prepayments on Senior Loans may also be made by the borrower at its election. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity. Prepayment may be deferred by the Fund. This should, however, allow the Fund to reinvest in a new loan and recognize as income any unamortized loan fees. This may result in a new facility fee payable to the Fund.

Because interest rates paid on these Senior Loans periodically fluctuate with the market, it is expected that the prepayment and a subsequent purchase of a new Senior Loan by the Fund will not have a material adverse impact on the yield of the portfolio. See "Portfolio Transactions."

Under a Senior Loan, the borrower generally must pledge as collateral assets which may include one or more of the following: cash; accounts receivable; inventory; property, plant and equipment; both common and preferred stock in its subsidiaries; trademarks, copyrights, patent rights; and franchise value. The Fund may also receive guarantees as a form of collateral. In some instances, a Senior Loan may be secured only by stock in a borrower or its affiliates. The Fund may also invest in Senior Loans not secured by any collateral. The market value of the assets serving as collateral (if any) will, at the time of investment, in the opinion of the Advisor, equal or exceed the principal amount of the Senior Loan. The valuations of these assets may be performed by an independent appraisal. If the agent becomes aware that the value of the collateral has declined, the agent may take action as it deemed necessary for the protection of its own interests and the interests of the other lenders, including, for example, giving the borrower an opportunity to provide additional collateral or accelerating the loan. There is no assurance, however, that the borrower would provide additional collateral or that the liquidation of the existing collateral would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated.

The Fund may be required to pay and may receive various fees and commissions in the process of purchasing, selling and holding Senior Loans. The fee component may include any, or a combination of, the following elements: arrangement fees, non-use fees, facility fees, letter of credit fees and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until loan closing if for an extended period. The amount of fees is negotiated at the time of transaction.

If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of Senior Loans that are considered highly leveraged transactions or subject such Senior Loans to increased regulatory scrutiny, financial institutions may determine to sell such Senior Loans. Such sales could result in prices that, in the opinion of the Advisor, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Senior Loan may be adversely affected.

Adjustable Rate Securities. The interest rates paid on the adjustable rate securities in which a fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on US Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

The  Mortgage-Backed  Securities  either  issued  or  guaranteed  by  Government
National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or the Federal National Mortgage Association ("FNMA" or "Fannie Mae") ("Certificates") are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA's, FHLMC's or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., a fund). The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the US Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage-Backed Securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, they are generally considered to offer minimal credit risks. The yields provided by these Mortgage-Backed Securities have historically exceeded the yields on other types of US Government Securities with comparable maturities in large measure due to the prepayment risk discussed below.

If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, a fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments by a fund to exceed the maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. Also, a fund's net asset value could vary to the extent that current yields on Mortgage-Backed Securities are different than market yields during interim periods between coupon reset dates.

During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a fund. Further, because of this feature, the value of adjustable rate mortgages is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. As with other Mortgage-Backed Securities, interest rate declines may result in accelerated prepayment of mortgages, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.

One additional difference between adjustable rate mortgages and fixed rate mortgages is that for certain types of adjustable rate mortgage securities, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a specified, published interest rate index. The amount of interest due to an adjustable rate mortgage security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

Advance Refunded Bonds. A fund may purchase Municipal Securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of US Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. A fund may also purchase Municipal Securities that have been refunded prior to purchase by a fund.

Asset-Backed Securities. Asset backed securities may include pools of mortgages ("mortgage-backed securities"), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the fund to dispose of any then existing holdings of such securities.


Other Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a structure similar to the CMO structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile Receivables(SM) ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

A fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a fund to dispose of any then-existing holdings of such securities.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Borrowing. The Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, the Fund may borrow up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. The Fund may borrow through other means to the extent permitted by the 1940 Act. In addition to borrowing for leverage purposes, the Fund also may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows the Fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Because substantially all of the Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing may be fixed by the terms of the Fund's agreement with its lender, the net asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that the Fund must pay on borrowed money, together with any additional fees to establish and maintain a borrowing facility, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

A fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will a fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of a fund's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a fund's limitation on investments in illiquid securities.

Collateralized Mortgage Obligations ("CMOs"). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The principal risk of CMOs results from the rate of prepayments on underlying mortgages serving as collateral and from the structure of the deal. An increase or decrease in prepayment rates will affect the yield, average life and price of CMOs.

Common Stocks. The Fund may invest in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stocks also offer a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Convertible Securities. A fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)).

Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer term bonds are, however, generally more volatile than bonds with shorter maturities.

Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties.

When the fund participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company's management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior-obligations in an issuer's capital structure or are well-collateralized so that overall risk is lessened.

Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high yield broker-dealers. Trade claims typically may sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile.

Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. The fund will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of the fund's investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which the fund invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on the fund's ability to dispose of them when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for the fund to assign a value of these instruments for purposes of valuing the fund's portfolio and calculating its net asset value. In order to lessen liquidity risk, the fund anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market and will not invest in these instruments if it would cause more than 15% of the fund's net assets to be illiquid. Trade claims may also present a tax risk to the fund.

The fund will not invest in trade claims if it effects the fund's qualification as a regulated investment company under Subchapter M of the Internal Revenue Code.

Debt Securities. The funds may invest in debt securities, including bonds of private issuers. Portfolio debt investments will be selected on the basis of, among other things, credit quality, and the fundamental outlooks for currency, economic and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk.

The principal risks involved with investments in bonds include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a fund to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.

A fund will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. A fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act as borrowings of a fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, thereby effectively charging a fund interest on its borrowing. Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a fund's borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Eurodollar Instruments. A fund may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the US dollar against these currencies is responsible for part of a fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar. To the extent that the fund invests directly in foreign currencies, any increase or decrease in the value of the foreign currency will have a corresponding effect on the fund's investment performance.

Although a fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a fund will invest in foreign fixed income securities based on the Advisor's analysis without relying on published ratings. Since such investments will be based upon the Advisor's analysis rather than upon published ratings, achievement of a fund's goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a fund, and thus the net asset value of a fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a fund's investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a fund's investments in foreign fixed income securities, and the extent to which a fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments  in  sovereign  debt,  including  Brady Bonds  (Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness), involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a fund. Sovereign debt may be issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Foreign Investment. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund's securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a fund's identification of such condition until the date of the SEC action, a fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a fund's Board.

Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

High Yield/High Risk Bonds. The Fund may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P or Fitch Investors Services ("Fitch") and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by these ratings organizations and their respective characteristics.

Issuers of such high yield securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A fund may have difficulty disposing of certain high-yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a fund's ability to dispose of particular issues and may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing a fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration
responsibilities,   liabilities   and  costs,   and   liquidity   and  valuation
difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a fund's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of a fund to retain or dispose of such security.

Prices for high-yield securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

A portion of the high-yield securities acquired by a fund will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances a fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable a fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

Illiquid Securities and Restricted Securities. A fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A fund's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A fund may be deemed to be an "underwriter" for purposes of the Securities Act of

1933, as amended, when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund's decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of decreasing the level of illiquidity of a fund.


Impact of Large Redemptions and Purchases of Fund Shares. From time to time, shareholders of the fund (which may include affiliated and/or non-affiliated registered investment companies that invest in the fund) may make relatively large redemptions or purchases of fund shares. These transactions may cause the fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the fund's performance to the extent that the fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs, which may impact the fund's expense ratio.


Indexed Securities. A fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which a fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a US dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

Interfund Borrowing and Lending Program. The funds have received exemptive relief from the SEC, which permits the funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and
(2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the funds are actually engaged in borrowing through the interfund lending program, the funds will comply with their respective non-fundamental policies on borrowing.

Investment-Grade Bonds. A fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or Fitch or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. A fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, a fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a fund in shares of the Central Funds will be in accordance with a fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Fund's ability to manage Uninvested Cash.

A fund will invest Uninvested Cash in Central Funds only to the extent that a fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchases and sales of shares of Central Funds are made at net asset value.

Lending of Portfolio Securities. A fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a fund. A fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a fund at any time, and (d) a fund receives reasonable interest on the loan (which may include a fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Mortgage-Backed Securities and Mortgage Pass-Through Securities. The fund may invest in mortgage-backed securities which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and may expose a fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a fund, the prepayment right will tend to limit to some degree the increase in net asset value of a fund because the value of the mortgage-backed securities held by a fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a fund's shares.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned US Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the US Government) include Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the US Government.

FHLMC is a corporate instrumentality of the US Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet a fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Participation Interests. A fund may purchase from financial institutions participation interests in securities in which a fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that a fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of a fund's participation interests in the security, plus accrued interest. As to these instruments, a fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts ("REITs"). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the Investment Company Act of 1940. By investing in REITs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. A fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by a fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, a fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. A fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase them at an agreed upon time and price. A fund maintains a segregated account in connection with outstanding reverse repurchase agreements. Reverse repurchase agreements are deemed to be borrowings subject to a fund's investment restrictions applicable to that activity. A fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuation in the market value of fund assets and their yields.

Securities Backed by Guarantees. The fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. Changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a fund.

Short Sales Against the Box. A fund may make short sales of common stocks if, at all times when a short position is open, a fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to a fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. A fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a fund may enter into short sales against the box.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Strategic Transactions and Derivatives. A fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in a fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic
Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. A fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a fund, and a fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Futures. A fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.


The fund has claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

A fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 20% of a fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 20% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices, including any index of US government securities, foreign government securities or corporate debt securities. The Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the US government, such as long-term US Treasury Bonds, Treasury Notes and US Treasury Bills. The Fund may also enter into futures contracts which are based on bonds issued by governments other than the US government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, the Fund must post the initial margin with the futures broker. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some, but not many, cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without the Fund's having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it enters into futures contracts.

Futures Contracts on Securities Indices. The Fund may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices that otherwise might either adversely affect the value of securities held by the Fund or adversely affect the prices of securities which are intended to be purchased at a later date for the Fund or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

Options on Futures Contracts (including Futures Contracts on Securities Indices). The Fund may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

Asset Coverage for Futures Contracts on Securities Indices. The Fund will cover its open positions on futures contracts on securities indices, which are contractually required to "cash-settle," by setting aside liquid assets, primarily U.S. government securities or high-grade fixed-income securities, in an amount equal to the fund's daily marked-to-market (net) obligation (i.e., the Fund's daily net liability, if any), rather than the notional value.


General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a fund to require the Counterparty to sell the option back to a fund at a formula price within seven days. A fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, a fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of a fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a fund's income. The sale of put options can also provide income.

A fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be "covered" (i.e., a fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help protect it against loss, a call sold by a fund exposes a fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a fund to hold a security or instrument which it might otherwise have sold.

A fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A fund will not sell put options if, as a result, more than 50% of a fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a disadvantageous price above the market price.

Options on Securities Indices and Other Financial Indices. A fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a fund may enter are interest rate, credit default, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a fund anticipates purchasing at a later date or in furtherance of the iGAP strategy. A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a fund may be obligated to pay. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A fund will  usually  enter  into swaps on a net basis,  i.e.,  the two  payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The fund may invest up to 15% of its total assets in credit default swaps for both hedging and non-hedging purposes. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value", of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the fund's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. No more than 5% of the fund's assets may be invested in credit default swaps for purposes of buying credit protection if the fund does not own the underlying security or securities at the time of investment. Where the fund is a seller of credit protection, if effectively adds leverage to its portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap. The fund will only sell credit protection with respect to securities in which it would be authorized to invest directly. The fund currently considers credit default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of determining compliance with the fund's restrictions on investing in illiquid securities.

If the fund is a buyer of a credit default swap and no event of default occurs, the fund will lose its investment and recover nothing. However, if the fund is a buyer and an event of default occurs, the fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, the fund receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the fund has invested in the reference obligation directly.

The fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, the fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties. For example, the CDX EM is a tradable basket of 19 credit default swaps on country credits which seeks to replicate the returns on the indices of a broad group of emerging markets countries. The credits are a subset of the countries represented by the JPMorgan Emerging Markets Bond Index Global Diversified. By purchasing interests in CDX EM, the fund is gaining emerging markets exposure through a single investment. Unlike other types of credit default swaps which are generally considered illiquid, credit default swap certificates generally can be sold within seven days and are not subject to the fund's restrictions on investing in illiquid securities.

Synthetic Investments. In certain circumstances, a fund may wish to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the security is illiquid, or is unavailable for direct investment or available only on less attractive terms. In such circumstances, a fund may invest in synthetic or derivative alternative investments ("Synthetic Investments") that are based upon or otherwise relate to the economic performance of the underlying securities. Synthetic Investments may include swap transactions, notes or units with variable redemption amounts, and other similar instruments and contracts. Synthetic Investments typically do not represent beneficial ownership of the underlying security, usually are not collateralized or otherwise secured by the counterparty and may or may not have any credit enhancements attached to them. Accordingly, Synthetic Investments involve exposure not only to the creditworthiness of the issuer of the underlying security, changes in exchange rates and future governmental actions taken by the jurisdiction in which the underlying security is issued, but also to the creditworthiness and legal standing of the counterparties involved. In addition, Synthetic Investments typically are illiquid.

Currency Transactions. A fund may engage in currency transactions in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or in furtherance of the iGAP strategy. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be used for hedging involving either specific transactions or portfolio positions and in furtherance of the iGAP strategy. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or in which a fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund's portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a fund's securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, a fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a fund will require a fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require a fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires a fund to segregate cash or liquid assets equal to the exercise price.

Except when a fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a fund to buy or sell currency will generally require a fund to hold an amount of that currency or liquid assets denominated in that currency equal to a fund's obligations or to segregate cash or liquid assets equal to the amount of a fund's obligation.

OTC options entered into by a fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a fund's net obligation, if any.

Strategic  Transactions  may be covered  by other  means  when  consistent  with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a fund. Moreover, instead of segregating cash or liquid assets if a fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Stripped Zero Coupon Securities. Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" (TIGRS(TM)) and Certificate of Accrual on Treasuries (CATS(TM)). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury  obligations  have been  stripped of their  unmatured  interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (i.e. cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

Trust Preferred Securities. A fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the "Special Trust"), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to a fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount ("OID") obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as a fund, would be required to accrue daily for Federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether a fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act of 1933 (the "1933 Act"), and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as a fund, to sell their holdings.

US   Government   Securities.   There   are   two   broad   categories   of   US
Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government Securities in a fund's portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain
Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a fund's average portfolio maturity. As a result, a fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.

When-Issued Securities. A fund may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a fund to the issuer and no interest accrues to a fund. When a fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a fund are held in cash pending the settlement of a purchase of securities, a fund would earn no income. While such securities may be sold prior to the settlement date, a fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.


Asset Coverage. The Fund will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; and forward currency contracts. These guidelines may, in certain instances, require the Fund to cover the Fund's obligations with respect to these strategies with cash or liquid securities to the extent they are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies.

For example, a call option written on securities may require the Fund to hold the securities subject to the call (or securities convertible into such securities without additional consideration) or to use assets as cover (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the Fund to own portfolio securities that correlate with the index or to use assets as cover (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to use assets as cover (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures contract, the Fund could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any assets used as cover (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

There is no limit on the percentage of the assets of the Fund that may be at risk with respect to futures contracts and related options or forward currency contracts. The Fund's transactions in options, forward currency contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Taxes." There can be no assurance that the use of these portfolio strategies will be successful.


Non-diversification

The Fund is classified as a non-diversified management investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified fund.

Portfolio Holdings Information

In addition to the public disclosure of Fund portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, the Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in the Fund's prospectus. The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by the Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of the Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Fund's Trustees must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by the Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Fund's Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Fund and information derived therefrom, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Fund's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Fund's Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.

                             MANAGEMENT OF THE FUND

Investment Advisor


Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor), which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for the Fund. Under the supervision of the Board of Trustees, DIMA with headquarters at 345 Park Avenue, New York, New York 10154, makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. The Advisor manages the Fund's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients. The Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.


DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term "DWS Scudder" is the designation given to the products and services provided by the Advisor and its affiliates to the DWS Mutual Funds.


Pursuant to an investment management agreement (the "Agreement") with respect to the Fund, the Advisor provides continuing investment management of the assets of the Fund. In addition to the investment management of the Fund's assets, the Advisor determines the investments to be made for the Fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Fund's policies as stated in its Prospectus and Statement of Additional Information, or as adopted by the Fund's Board. The Advisor will also monitor, to the extent not monitored by the Fund's administrator or other agent, the Fund's compliance with its investment and tax guidelines and other compliance policies.


The Advisor provides assistance to the Fund's Board in valuing the securities and other instruments held by the Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by the Fund.

Pursuant to the Agreement (unless otherwise provided in the Agreement or as determined by the Fund's Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of the Fund, including the Fund's share of payroll taxes, who are affiliated persons of the Advisor.

The Agreement provides that the Fund is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Fund, the Fund's custodian, or other agents of the Fund; taxes and governmental fees; fees and expenses of the Fund's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Agreement allows the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the Board of the Fund, including a majority of the Bard who are not interested persons of the Fund, and, if required by applicable law, subject to a majority vote of the Fund's shareholders.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement. The Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice.


The Agreement was approved by the Board of Trustees with respect to the Fund on April 11, 2007. The Agreement will continue in effect until September 30, 2008, and thereafter from year to year only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Fund.


The Fund pays the Advisor an fee at an annual rate of 0.650% for the first $1 billion of the Fund's average daily net assets; 0.635% for the next $1.5 billion of the Fund's average daily net assets; 0.610% for the next $2.5 billion of the Fund's average daily net assets; 0.585% for the next $2.5 billion of the Fund's average daily net assets; 0.560% for the next $2.5 billion of the Fund's average daily net assets; and 0.550% thereafter, payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. All of the Fund's expenses are paid out of gross investment income.

Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund's total annual operating expenses at 0.95% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy fees and organizational and offering expenses (limited to 0.10%) on net assets.

The Fund has a Sub-advisor Approval Policy which permits the Advisor, subject to the approval of the Board, including a majority of its independent board members, to appoint and replace sub-advisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the Sub-advisor Approval Policy, the Board, including its independent board members, will continue to evaluate and approve all new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. The Fund cannot implement the Sub-advisor Approval Policy without the SEC either adopting revisions to current rules (as it proposed to do in October 2003) or granting the Fund exemptive relief from existing rules. The Fund and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Fund and its shareholders are adequately protected whenever the Advisor acts under the Sub-advisor Approval Policy, including any shareholder notice requirements.

Because the Fund has not commenced operations as of the date of this Statement of Additional Information, the Fund does not have any advisory fee information to report.

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Codes of Ethics

The Fund, the Advisor and the Fund's principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to certain requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Compensation of Portfolio Managers

The Fund has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) fixed base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder's and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients' risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

o DWS Scudder's performance and the performance of Deutsche Asset Management; Quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

o Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

o Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Fund Ownership of Portfolio Managers


The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund's portfolio management team in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of March 31, 2007.



                                                                               Dollar Range of All
Name of Portfolio Manager           Dollar Range of Fund Shares Owned         DWS Fund Shares Owned
-------------------------           ---------------------------------         ---------------------


Eric S. Meyer                                      $0                             $1 - $10,000
James T. Anderson                                  $0                          $100,001 - $500,000
Robert Wang                                        $0                          $100,001 - $500,000
Thomas Picciochi                                   $0                          $50,001 - $100,000


Conflicts of Interest


In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of March 31, 2007.


Other SEC Registered Investment Companies Managed:


                         Number of                            Number of Investment
                         Registered       Total Assets of      Company Accounts with      Total Assets of
Name of Portfolio        Investment         Registered             Performance-         Performance-Based
Manager                  Companies     Investment Companies         Based Fee              Fee Accounts
-------                  ---------     --------------------         ---------              ------------


Eric S. Meyer               None                   None               None                    None
James T. Anderson           None                   None               None                    None
Robert Wang                  37         $13,451,038,107               None                    None
Thomas Picciochi             11          $4,282,779,981               None                    None


Other Pooled Investment Vehicles Managed:

                                                                  Number of Pooled
                            Number of                            Investment Vehicle
                             Pooled         Total Assets of        Accounts with           Total Assets of
Name of Portfolio          Investment     Pooled Investment         Performance-          Performance-Based
Manager                     Vehicles           Vehicles              Based Fee              Fee Accounts
-------                     --------           --------              ---------              ------------


Eric S. Meyer                   5            $2,024,581,563             None                  None
James T. Anderson               5            $2,024,581,563              5               $2,024,581,563
Robert Wang                    11              $994,592,207             None                  None
Thomas Picciochi                3              $813,419,747             None                  None


                                       37

Other Accounts Managed:
                                                                 Number of Other
                             Number of                            Accounts with          Total Assets of
Name of Portfolio             Other      Total Assets of           Performance-         Performance-Based
Manager                      Accounts     Other Accounts            Based Fee             Fee Accounts
-------                      --------     --------------            ---------             ------------


Eric S. Meyer                     1           $21,991,244              None                   None
James T. Anderson                 1           $21,991,244              None                   None
Robert Wang                      46        $6,953,210,652              None                   None
Thomas Picciochi                 13          $285,649,449              None                   None


In addition to the accounts above, an investment professional may have personal accounts that may include holdings that are similar to, or the same as, those of the Fund. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Fund and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.


o In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o The Advisor and its affiliates and the investment team of the Fund may manage other mutual funds and separate accounts on a long and short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by the Fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.


The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.

                             FUND SERVICE PROVIDERS

Administrator

Deutsche Investment Management Americas Inc. (the "Administrator"), serves as the Trust's administrator pursuant to an Administration Agreement. Pursuant to the Administration Agreement, the Advisor provides all services (other than those contained in the Investment Management Agreement) to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities.


For its services under the Administration Agreement, the Administrator receives a fee of 0.10% of the aggregate average daily net assets of the Fund. The Administrator will pay Accounting fees out of the Administration fee.

Because the Fund has not yet commenced operations as of the date of this Statement of Additional Information, the Fund does not have any administrative fee information to report.


Under the Administrative Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the Fund reasonably deems necessary for the proper administration of the Fund. The Advisor generally assists in all aspects of the Fund's operations; supplies and maintains office facilities (which may be in the Advisor's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents of the Fund), internal auditing, executive and administrative services, and stationery and office supplies; prepares reports to shareholders or investors; prepares and files tax returns; supplies financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supplies supporting documentation for meetings of the Board of the Fund; provides monitoring reports and assistance regarding compliance with the Fund's charter documents, by-laws, investment objectives and policies and with Federal and state securities laws; arranges for appropriate insurance coverage; and negotiates arrangements with, and supervises and coordinates the activities of, agents and others retained to supply services.

The Administration Agreement provides that the Administrator will not be liable under the Administration Agreement except for bad faith or gross negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Various third-party service providers (the "Service Providers"), some of which are affiliated with the Advisor, provide certain services to the Fund pursuant to separate agreements with the Fund.

Pursuant to an agreement between the Advisor and State Street Bank and Trust Company ("SSB"), the Advisor has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Advisor, not by the Fund.

The Advisor will pay the Service Providers for the provision of their services to the Fund and will pay most other fund expenses, including insurance, registration, printing and postage fees. In return, the Fund will pay the Advisor an Administrative Fee.

The fee payable by the Fund to the Advisor pursuant to the Administrative Agreement is reduced by the amount of any credit received from the Fund's custodian for cash balances.

Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses; and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). In addition, the Fund will continue to pay the fees required by its Agreement with the Advisor.

Pursuant to Deutsche Asset Management procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.

Distributor and Underwriter


Distributor. The Trust, on behalf of the Fund, has entered into a Underwriting Agreement (the "Underwriter Agreement") pursuant to which DWS-SDI, 222 South Riverside Plaza, Chicago, IL 60606 as agent, serves as principal underwriter for the continuous offering of shares of the Fund. DWS-SDI, an affiliate of the Advisor, is a wholly owned subsidiary of Deutsche Bank AG. DWS-SDI has agreed to use its best efforts to solicit orders for the purchase of shares of the Fund, although it is not obligated to sell any particular amount of shares. The Underwriter Agreement for the Fund was initially approved by the Trustees on April 11, 2007.

Under the Underwriter Agreement, the Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing Prospectus annually to existing shareholders (see below for expenses relating to Prospectus paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of the Fund; the cost of printing and mailing confirmations of purchases of shares and any Prospectus accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions
(unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Fund and the Distributor.


The Distributor will pay for printing and distributing Prospectus or reports prepared for its use in connection with the offering of the Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of the fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by the fund, unless a Rule 12b-1 Plan is in effect which provides that the Fund shall bear some or all of such expenses.

Although the Fund does not currently have a 12b-1 Plan for Class S shares, and the Trustees have no current intention of adopting one, the Fund will also pay those fees and expenses permitted to be paid or assumed by the Trust pursuant to a 12b-1 Plan, if any, adopted by the Trust, notwithstanding any other provision to the contrary in the underwriting agreement.

The Distributor currently offers shares of the Fund on a continuous basis to investors in all states in which shares of the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value because no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of the Fund.

Independent Registered Public Accounting Firm


PricewaterhouseCoopers, LLP, independent registered accounting firm, will audit the financial statements of the Fund and provide other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


Legal Counsel

Ropes & Gray LLP, One International Place, Boston, Massachusetts, 02110-2624, serves as legal counsel to the Fund and its Independent Trustees.

Custodian, Transfer Agent and Shareholder Service Agent

Custodian. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA (the "Custodian") serves as the Fund's custodian pursuant to a Custodian Agreement. Under its custody agreement with the Trust, the Custodian (i) maintains separate accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) accepts receipts and makes disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities, and (v) makes periodic reports to the Trust's Board of Trustees concerning the Fund's operations. The Custodian is authorized to select one or more foreign or domestic banks or companies to serve as sub-custodian on behalf of the Fund, pursuant to Rule 17f-5 under the 1940 Act. The Custodian will withhold foreign taxes and file foreign tax reclaims.

Transfer Agent and Shareholder Service Agent. DWS Scudder Investments Service Company ("DWS-SISC" or the "Transfer Agent"), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund pursuant to a transfer agency agreement (the "Transfer Agency Agreement"), under which the Transfer Agent (i) maintains record shareholder accounts, and (ii) makes periodic reports to the Trust's Board of Trustees concerning the operations of the Fund.

The Transfer Agent receives an annual service fee for each account of the Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.46 per account (as of October 2006, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Fund. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Fund or are paid directly by the Fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by the Fund with the prior approval of the Fund's Board.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Fund.

Because the Fund has not yet commenced operations as of the date of this Statement of Additional Information, the Fund does not have any historical transfer agency fee information to report.

The Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to beneficial owners of Fund shares whose interests are generally held in an omnibus account.

Regulatory Matters

On  September  28,  2006,  the SEC and the National  Association  of  Securities
Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("DWS-SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DWS-SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DWS-SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DWS-SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DWS-SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.


Additional information announced by DeAM regarding the terms of the settlements is made available at www.dws-scudder.com/regulatory_settlements.


For discussion of other regulatory matters see the Fund's prospectus.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for the Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to the Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Research and brokerage services received from a broker-dealer may be useful to the Advisor in providing services to clients other than the Fund making the trade, and not all such information is used by the Advisor in connection with such Fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or hardware used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is the Advisor's policy that Sub-Advisors may not execute portfolio transactions on behalf of the funds to obtain third party research and brokerage services. The Advisor may, in the future, change this policy. Regardless, certain Sub-Advisors may, as matter of internal policy, limit or preclude third party research and brokerage services.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

DIMA and its affiliates and the Fund's management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Fund's Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by the Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sale are made whenever necessary, in the Advisor's discretion, to meet the Fund's objective.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.



Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by DWS-SDI of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DWS-SDI ("trade date").

Certificates. Share certificates will not be issued.


Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Transfer Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.


The Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of the Fund may be purchased or redeemed on any business day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee.

The Fund has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and acceptance by the Fund. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

DWS-SDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Scudder Wholesalers"). Generally, DWS Scudder Wholesalers market shares of the DWS funds to your financial advisor, who in turn may recommend that you purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Scudder Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of three product categories - "Core," "Satellite" or "Non-Core/Satellite" - taking into consideration, among other things, the following criteria, where applicable:

o     The fund's 3 year performance;

o     The fund's Morningstar rating;

o     Market size for the fund category;

o     The fund's size, including sales and redemptions of the fund's shares;

o     The length of time the fund's Portfolio Manager has managed the fund; and

o     The fund's consistency with DWS Scudder's branding.

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Scudder, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund's placement in a given category; all these factors together are considered, and the designation of funds in the Core and Satellite categories represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS fund website at www.dws-scudder.com, approximately one month after the end of each quarter. DWS Scudder Wholesalers will receive the highest compensation for Core funds, less for Satellite funds and the lowest for Non-Core/Satellite funds.

In the normal course of business, DWS Scudder will from time to time introduce new funds into the DWS family of funds. As a general rule, all new funds will be placed in a New Fund compensation category for a minimum period of four consecutive quarters, and DWS Scudder Wholesalers will be paid at a rate that is equivalent to that of the Core Fund category. After that four quarter period, each fund in the New Fund category will be reviewed by the committee and either assigned to one of the three categories or continued as a New Fund at that time.

The prospect of receiving, or the receipt of, additional compensation by a DWS Scudder Wholesaler under the Plan may provide an incentive to favor marketing the Core or Satellite funds over the Non-Core/Satellite funds. The Plan, however, will not change the price that you pay for shares of the Fund. The DWS Scudder Compliance Department monitors DWS Scudder Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product category of the Fund into account when considering purchasing shares of the Fund or evaluating any recommendations relating to Fund shares.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Share Pricing. Purchases will be filled without sales charge at the net asset value per share next computed after receipt of the application in good order. Net asset value normally will be computed for each class as of the close of regular trading on the Exchange on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of the member broker, rather than the Fund, to forward the purchase order to the Transfer Agent by the close of regular trading on the Exchange.

Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS Scudder's Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at: www.dws-scudder.com or calling 1-800-728-3337. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered   Retirement  Plans.  The  Shareholder  Service  Agent  provides retirement plan services and documents and DWS-SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opened an account. For more information, please see "Policies You Should Know About" in the funds' prospectus.

The Fund may waive the investment minimum, if any, for purchases by a current or former director or trustee of the DWS mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates, or a sub-advisor to any fund in the DWS family of funds, or a broker-dealer authorized to sell shares of the funds.

Only certain investors are eligible to buy Class S shares, as described in greater detail below.


Eligible Class S Investors

A.     The following  investors may purchase  Class S shares of DWS Funds either
       (i) directly from DWS Scudder Distributors, Inc. ("DWS-SDI"), the Fund's principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of December 31, 2004.

       1. Existing shareholders of Class S shares of any DWS Fund as of December 31, 2004, and household members residing at the same address.

       2. Shareholders of Class S of any DWS Fund who became Class S shareholders in connection with the consolidation of Class AARP and Class S on July 17, 2006 and household members residing at the same address.

       3. Shareholders who have owned Class S shares continuously since December 31, 2004 and household members residing at the same address may open new accounts for Class S shares of any DWS Fund.

       4. Any participant who has owned Class S shares of any DWS Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any DWS Fund.

       5. Any participant who owns Class S shares of any DWS Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a DWS Fund at any time, including after December 31, 2004.

       6. Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

       7. Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or DWS-SDI and to DWS Allocation Series or other fund of funds managed by the Advisor or its affiliates.

       8. Shareholders of Class S of DWS Emerging Markets Equity Fund who became shareholders of the fund in connection with the fund's acquisition of Scudder New Asia Fund, Inc. on April 17, 2006.

       9. Shareholders of Class S of any DWS Fund who became Class S shareholders in connection with the consolidation of Class M and Class S on August 18, 2006 and household members residing at the same address.

       10. Shareholders of Class S of any DWS Fund who became Class S shareholders in connection with the renaming or conversion of Investment Class to Class S on October 23, 2006.

B. The following additional investors may purchase Class S shares of DWS Funds.

       1. Broker-dealers, banks and registered investment advisors ("RIAs") may purchase Class S shares in connection with a comprehensive or "wrap" fee program or other fee based program.

       2.   Any  group   retirement,   employee   stock,   bonus,   pension   or
            profit-sharing plans.

       3. Persons who purchase shares as part of an investment only placement in a 529 College Savings Plan.

       4. Persons who purchase shares through a Health Savings Account or a Voluntary Employees' Benefit Association ("VEBA") Trust.

DWS-SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The  Advisor,  the  Distributor  and/or  their  affiliates  may  pay  additional compensation, out of their own assets and not as an additional charge to the Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by the Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .10% to .25% of sales of the Fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, the Fund has been advised that the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

A G Edwards & Sons Inc.
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network) First Clearing/Wachovia Securities HD Vest Investment Securities, Inc.
ING Group
LaSalle Financial Services, Inc. (dba ABN Amro)
Linsco/Private Ledger Corp.
Marsh Insurance and Investment Company
Merrill Lynch, Pierce, Fenner & Smith Inc.

Morgan Stanley
Oppenheimer & Co., Inc.
Pacific Select Distributors Group
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wells Fargo Investments, LLC

Channel: Cash Product Platform

ADP Clearing & Outsourcing
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
D.A. Davidson & Company
Emmett A. Larkin Company
Fiduciary Trust Co. - International
Huntleigh Securities
Lincoln Investment Planning
Linsco Private Ledger Financial Services
Mellon Bank
Penson Financial Services
Pershing Choice Platform
SAMCO Capital Markets (Fund Services, Inc.)
Smith Moore & Company
William Blair & Company

Channel: Third Party Insurance Platforms

Acacia  National Life  Insurance
Allmerica  Financial  Life  Insurance  Company
Allstate  Life  Insurance  Company of New York
Ameritas  Life  Insurance  Group
American General Life Insurance Company
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion  Life Insurance  Company
Connecticut  General Life Insurance  Company
Farmers  New World Life  Insurance  Company
Fidelity  Security  Life  Insurance Company
First Allmerica Financial Life Insurance Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity  Insurance  Company
Hartford Life Insurance  Company
ICMG Registered Variable  Life
Integrity  Life  Insurance  Company
John Hancock Life  Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln  Life &  Annuity  Company  of New York
Lincoln  National  Life Insurance  Company

Massachusetts  Mutual Life  Insurance  Group
MetLife  Group
Minnesota  Life  Insurance  Company
Mutual of America  Life  Insurance  Company
National Life  Insurance  Company
National  Integrity  Life  Insurance  Company
Nationwide  Group
New York Life Insurance and Annuity  Corporation
Phoenix Life Insurance  Company
Protective  Life Insurance
Provident  Mutual Life Insurance
Prudential  Insurance  Company of America
Sun Life  GroupSymetra  Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance  Company
United Investors Life Insurance  Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular DWS Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

Automatic Investment Plan. A shareholder may purchase shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $1,000 and maximum $250,000 for initial investments and a minimum of $50 and maximum $250,000 for subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Direct Deposit in the event that any item is unpaid by the shareholder's financial institution.

Minimum Subsequent Investment Policies. For current shareholders there is a $50 minimum investment requirement for subsequent investments in the Fund. There is no minimum subsequent investment requirement for investments on behalf of participants in certain fee-based and wrap programs offered through financial intermediaries approved by the Advisor.


Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.


Expedited Purchase Procedures for Existing Shareholders. Shareholders of other DWS funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-728-3337 for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, etc. by established shareholders (except by DWS Scudder Individual Retirement Account (IRA), DWS Scudder Horizon Plan, DWS Scudder Profit Sharing and Money

Purchase Pension Plans, DWS Scudder 401(k) and DWS Scudder 403(b) Plan holders), members of the NASD, and banks.


It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or DWS mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The fund also reserves the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Redemptions

The Fund will impose a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all Fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the
Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Fund. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's.

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund's Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the "Plan") to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change the payee must be submitted in writing, signed exactly as the account is registered, and contain signature guarantee(s). Any such requests must be received by the Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

An Automatic Withdrawal Plan request form can be obtained by calling (800) 728-3337.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of DWS Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, NY Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund - Institutional, Cash Reserve Fund, Inc. -- Prime Series, Cash Reserve Fund, Inc. -- Treasury Series, Cash Reserve Fund, Inc. -- Tax-Free Series, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California.

Shareholders must obtain prospectuses of the fund or funds they are exchanging into from dealers, other firms or DWS-SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a DWS fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above and are taxable for federal income tax purposes.

Dividends

The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

The Fund intends to declare and distribute substantially all of its net investment income (excluding short-term capital gains) resulting from investment activity annually in December. Distributions, if any, of net realized capital gains (short-term and long-term) will normally be made in December, or otherwise as needed.

Any dividends or capital gains distributions declared in December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain distributions in cash and long-term capital gain distributions in shares of the same class at net asset value; or

2.    To receive income and capital gain distributions in cash.


Distributions will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS funds with multiple classes of shares or DWS funds as provided in the prospectus. To use this privilege of investing dividends of the Fund in shares of another DWS fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest distribution checks (and future distributions) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests in writing that a check be issued for that particular distribution.


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

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code").

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund.

Taxation of the Fund. The Fund intends to elect to be treated as a regulated investment company under Subchapter M of the Code for each of its taxable years so that it will not be subject to federal income tax at the Fund level on net investment income and net capital gain that it distributes to its shareholders. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, US Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and


(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid -- generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. In addition, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above other than net income derived from "qualified publicly traded partnerships") will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.


In the case of the Fund's investment in loan participations, the Fund will treat both the financial intermediary and the issuer of the underlying loan as an issuer for the purposes of meeting the diversification requirement described in paragraph (b) above.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, such Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Fund is subject to a 4% nondeductible excise tax on amounts that have been retained rather than distributed, as required, under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over short-term capital losses) from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011.

In order for some portion of the dividends received by the Fund shareholder to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property,
(3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is
(a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. If the aggregate dividends received by the Fund during any taxable year are 95% or more of gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than dividends properly designated as capital gains dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liability denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

A portion of the investment income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend (or in the case of certain preferred stock, 91 days during the 181 day period beginning 90 days before such date). For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the holder has an obligation to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances. This rule may cause a portion of the dividends received by the Fund to not be eligible for the corporate dividends received deduction.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which the Fund is entitled are disclosed in the Fund's annual and semi-annual reports to shareholders.

All distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Transactions in Fund Shares. The sale, exchange or redemption of shares of the Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares of the Fund will be treated as short-term gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. If more than 50% of the Fund's assets at year end consist of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion the qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Taxation of Certain Investments. Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund would be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Tax Effects of Certain Transactions. The Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other
Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate the Fund's income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to investors.

The Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment. A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund, which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund's level.

In addition, if the Fund invests in certain high yield original issue discount obligations issued by corporations (including tax-exempt obligations), a portion of the original issue discount accruing on the obligation may be treated as taxable dividend income. In such event, dividends of investment company taxable income received from the Fund by its shareholders, to the extent attributable to such portion of accrued original issue discount, would be taxable. Any such dividends received by the Fund's corporate shareholders may be eligible for the deduction for dividends received by corporations.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its redemption value (or its adjusted issue price if issued with original issue discount). Absent an election to include the market discount in income as it accrues, gain on the disposition of such an obligation will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount.

The Fund may elect to treat gains or loses from certain foreign currency positions as capital gains or losses; net short-term gains arising therefrom, to the extent not offset by capital losses, together with profits from foreign currency positions producing ordinary income for which such an election is not made, will be taxable as ordinary income. The Fund's transactions in foreign currencies or foreign currency-denominated instruments are likely to produce a difference between the Fund's book income and the Fund's taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits, (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to eliminate income tax liability at the Fund level.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.


The Fund may invest in real estate investment trusts ("REITs"), including REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under a notice recently issued by the IRS and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. As a result, the Fund may not be a suitable investment for charitable remainder trusts, as noted below. Dividends paid by REITs generally will not be eligible to be treated as "qualified dividend income.

Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in real estate investment trusts ("REITs") that hold residual interests in real estate mortgage investment conduits ("REMICs"); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, under recent legislation, it will be subject to a 100% excise tax on such income (rather than lose its tax-exempt status, as previously). The Fund may invest in REITs that hold residual interests in REMICs.


Withholding and Other Tax Considerations. The Fund may be required to withhold U.S. federal income tax on distributions and redemption proceeds payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified (or when the Fund is notified) by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

Shareholders   of  the  Fund  may  be  subject  to  state  and  local  taxes  on distributions received from the Fund and on redemptions of the Fund's shares.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

Under certain circumstances, shareholders of the Fund may exchange their shares for shares of the same class of certain other funds (the "reinvested shares"). If a shareholder (other than tax-exempt accounts) makes such an exchange, the shareholder will recognize a capital gain or loss for federal income tax purposes measured by the difference between the value of the reinvested shares and the basis of the exchanged shares.

Treasury Regulations provide that if a shareholder recognizes a loss with respect to Fund shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for shareholders who are individuals, S corporations or trusts, or $10 million or more in a single taxable year (or $20 million or more in any combination of taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their particular circumstances.

Non-US Shareholders. Capital Gain Dividends and exempt-interest dividends generally will not be subject to withholding of federal income tax. However, distributions properly designated as exempt-interest dividends may be subject to backup withholding (as discussed above). In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "US person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, for taxable years of the Fund beginning before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a US person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from US-source interest income that would not be subject to US federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund.

Depending on the circumstances, the Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible from this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should consult with their intermediaries with respect to the application of these rules to their accounts. In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of US federal income tax. If a beneficial holder who is a foreign person has a trade or business in the United States, the dividend will be subject to US federal net income taxation at regular income tax rates.

In order for a foreign investor to qualify for exemption from the backup withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Investors are advised to consult their own tax advisors with respect to their own circumstances regarding the above-referenced federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them of an investment in shares of the Fund.

                                 NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.


Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors, including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.


An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Trust's Board and overseen primarily by the Fund's Pricing Committee.

                              TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members of the Trust. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested persons" (as defined in the 1940
Act) of the Trust or the Advisor (each, an "Independent Board Member"), is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members

---------------------------------------------------------------------------------------------------------
 Name, Year of Birth,                                                                   Number of
 Position with the                                                                      Funds in DWS
 Trust and Length of    Business Experience and                                         Fund Complex
 Time Served            Directorships During the Past 5 Years                           Overseen
---------------------------------------------------------------------------------------------------------

Dawn-Marie Driscoll     President, Driscoll Associates (consulting firm); Executive            78
(1946)                  Fellow, Center for Business Ethics, Bentley College; formerly,
Chairperson since 2004  Partner, Palmer & Dodge (1988-1990); Vice President of
Board Member since      Corporate Affairs and General Counsel, Filene's (1978-1988).
1987                    Directorships: Advisory Board, Center for Business Ethics,
                        Bentley College; Trustee, Southwest Florida Community
                        Foundation (charitable organization); Former Directorships:
                        Investment Company Institute (audit, executive, nominating
                        committees)    and   Independent    Directors    Council
                        (governance, executive committees)
---------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr.   President, WGBH Educational Foundation. Directorships:                 76
 (1943)                 Association of Public Television Stations; Becton Dickinson
 Board Member since     and Company(1) (medical technology company); Belo
 1990                   Corporation(1) (media company); Boston Museum of Science;
                        Public Radio International. Former Directorships: American
                        Public Television; Concord Academy; New England Aquarium;
                        Mass. Corporation for Educational Telecommunications;
                        Committee for Economic Development; Public Broadcasting Service
---------------------------------------------------------------------------------------------------------

                                       68

---------------------------------------------------------------------------------------------------------
 Name, Year of Birth,                                                                   Number of
 Position with the                                                                      Funds in DWS
 Trust and Length of    Business Experience and                                         Fund Complex
 Time Served            Directorships During the Past 5 Years                           Overseen
---------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)     Managing General Partner, Exeter Capital Partners (a series of         78
Board Member since      private equity funds). Directorships: Progressive Holding
1996                    Corporation (kitchen goods importer and distributor); Natural
                        History, Inc. (magazine publisher); Box Top Media Inc.
                        (advertising). Former Directorships: The Kennel Shop (retailer)
---------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss     Clinical Professor of Finance, NYU Stern School of Business            78
(1945)                  (1997-present); Member, Finance Committee, Association for
Board Member since      Asian Studies (2002-present); Director, Mitsui Sumitomo
2005                    Insurance Group (US) (2004-present); prior thereto, Managing
                        Director, J.P. Morgan (investment banking firm) (until 1996)
---------------------------------------------------------------------------------------------------------
Martin J. Gruber        Nomura Professor of Finance, Leonard N. Stern School of                78
(1937)                  Business, New York University (since September 1965);
Board Member since      Director, Japan Equity Fund, Inc. (since January 1992), Thai
2006                    Capital Fund, Inc. (since January 2000), Singapore Fund, Inc.
                        (since January 2000), National Bureau of Economic Research
                        (since January 2006). Formerly, Trustee, TIAA (pension funds)
                        (January 1996-January 2000); Trustee, CREF and CREF Mutual
                        Funds (January 2000-March 2005); Chairman, CREF and CREF
                        Mutual Funds (February 2004-March 2005); and Director, S.G.
                        Cowen Mutual Funds (January 1985-January 2001)
---------------------------------------------------------------------------------------------------------
Richard J. Herring      Jacob Safra Professor of International Banking and Professor,          78
(1946)                  Finance Department, The Wharton School, University of
Board Member since      Pennsylvania (since July 1972); Co-Director, Wharton Financial
2006                    Institutions Center (since July 2000). Formerly, Vice Dean and
                        Director, Wharton Undergraduate Division (July 1995-June
                        2000); Director, Lauder Institute of International Management
                          Studies (July 2000-June 2006)
---------------------------------------------------------------------------------------------------------
Graham E. Jones         Senior Vice President, BGK Realty, Inc. (commercial real               78
(1933)                  estate) (since 1995). Formerly, Trustee of various investment
Board Member since      companies managed by Sun Capital Advisors, Inc. (1998-2005),
2006                    Morgan Stanley Asset Management (1985-2001) and Weiss, Peck
                        and Greer (1985-2005)
---------------------------------------------------------------------------------------------------------
Rebecca W. Rimel        President and Chief Executive Officer, The Pew Charitable              78
(1951)                  Trusts (charitable foundation) (1994 to present); Trustee,
Board Member since      Thomas Jefferson Foundation (charitable organization) (1994 to
2006                    present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, Viasys Health Care(1)
                        (since January 2007). Formerly, Executive Vice President, The
                        Glenmede Trust Company (investment trust and wealth
                        management) (1983 to 2004); Board Member, Investor Education
                        (charitable organization) (2004-2005)
---------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.    Principal, Philip Saunders Associates (economic and financial          78
(1935)                  consulting) (since November 1988).  Formerly, Director,
Board Member since      Financial Industry Consulting, Wolf & Company (consulting)
2006                    (1987-1988); President, John Hancock Home Mortgage Corporation
                        (1984-1986);  Senior  Vice  President  of  Treasury  and
                        Financial  Services,  John Hancock Mutual Life Insurance
                        Company, Inc.
                        (1982-1986)
---------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.  Private investor since October 2003; Trustee of 8 open-end             78
(1946)                  mutual funds managed by Sun Capital Advisers, Inc. (since
Board Member since      October 1998). Formerly, Pension & Savings Trust Officer,
2006                    Sprint Corporation((1)) (telecommunications) (November
                        1989-September 2003)
---------------------------------------------------------------------------------------------------------

                                       69

---------------------------------------------------------------------------------------------------------
 Name, Year of Birth,                                                                   Number of
 Position with the                                                                      Funds in DWS
 Trust and Length of    Business Experience and                                         Fund Complex
 Time Served            Directorships During the Past 5 Years                           Overseen
---------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg  Retired. Formerly, Consultant (1997-2001); Director, US                78
(1943)                  Government Accountability Office (1996-1997); Partner,
Board Member since      Fulbright & Jaworski, L.L.P. (law firm) (1978-1996).
1999                    Directorships: The William and Flora Hewlett Foundation;
                        Service Source, Inc. Former Directorships: Mutual Fund
                        Directors Forum (2002-2004), American Bar Retirement
                        Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
---------------------------------------------------------------------------------------------------------
Carl W. Vogt            Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law              76
(1936)                  firm); formerly, President (interim) of Williams College
Board Member since      (1999-2000); formerly, President of certain funds in the
2002                    Deutsche Asset Management family of funds (formerly, Flag
                        Investors family of funds) (registered investment companies)
                        (1999-2000). Directorships: Yellow Corporation (trucking);
                        American Science & Engineering (x-ray detection equipment).
                        Former Directorships: ISI Family of Funds (registered
                        investment companies, 4 funds overseen); National Railroad
                        Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal); formerly, Chairman and Member, National
                        Transportation Safety Board
---------------------------------------------------------------------------------------------------------


Interested Board Member

---------------------------------------------------------------------------------------------------------
 Name, Year of Birth,                                                                   Number of
 Position with the                                                                      Funds in DWS
 Trust and Length of    Business Experience and                                         Fund Complex
 Time Served            Directorships During the Past 5 Years                           Overseen
---------------------------------------------------------------------------------------------------------

 Axel Schwarzer(2)      Managing Director(4), Deutsche Asset Management; Head of               77
 (1958)                 Deutsche Asset Management Americas; CEO of DWS Scudder;
 Board Member since     formerly board member of DWS Investments, Germany (1999-2005);
 2006                   formerly, Head of Sales and Product Management for the Retail
                        and Private Banking Division of Deutsche Bank in Germany
                        (1997-1999); formerly, various strategic and operational
                        positions for Deutsche  Bank Germany  Retail and Private
                        Banking  Division in the field of investment  funds, tax
                        driven  instruments  and asset  management for corporate
                        (1989-1996)
---------------------------------------------------------------------------------------------------------

Officers(3)
---------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the
 Trust and Length of     Business Experience and
 Time Served             Directorships During the Past 5 Years
---------------------------------------------------------------------------------------------------------

 Michael G. Clark(5)     Managing Director(4), Deutsche Asset Management (2006-present); President of
 (1965)                  DWS family of funds; formerly, Director of Fund Board Relations (2004-2006)
 President,              and Director of Product Development (2000-2004), Merrill Lynch Investment
 2006-present            Managers; Senior Vice President Operations, Merrill Lynch Asset Management
                         (1999-2000)
---------------------------------------------------------------------------------------------------------
 John Millette(6)        Director(4), Deutsche Asset Management
 (1962)
 Vice President and
 Secretary,
 1999-present
---------------------------------------------------------------------------------------------------------

                                       70

---------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the
 Trust and Length of     Business Experience and
 Time Served             Directorships During the Past 5 Years
---------------------------------------------------------------------------------------------------------
 Paul H. Schubert(5)     Managing Director(4), Deutsche Asset Management (since July 2004); formerly,
 (1963)                  Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family
 Chief Financial         of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at
 Officer, 2004-present   UBS Global Asset Management (1994-1998)
 Treasurer,
 2005-present
---------------------------------------------------------------------------------------------------------
 Patricia                Vice President, Deutsche Asset Management (since June 2005); Counsel, New
 DeFilippis(5) (1963)    York Life Investment Management LLC (2003-2005); legal associate, Lord,
 Assistant Secretary,    Abbett & Co. LLC (1998-2003)
 2005-present
---------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(5)     Director(4), Deutsche Asset Management (since September 2005); Counsel,
 (1962)                  Morrison and Foerster LLP (1999-2005)
 Assistant Secretary,
 2005-present
---------------------------------------------------------------------------------------------------------
 Caroline Pearson(6)     Managing Director(4), Deutsche Asset Management
 (1962)
 Assistant Secretary,
 1997-present
---------------------------------------------------------------------------------------------------------
 Paul Antosca(6) (1957)  Director(4), Deutsche Asset Management (since 2006); Vice President, The
 Assistant Treasurer,    Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 2007-present
---------------------------------------------------------------------------------------------------------
 Kathleen Sullivan       Director(4), Deutsche Asset Management (since 2006); Vice President, The
 D'Eramo(6)              Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 (1957)
 Assistant Treasurer,
 2003-present
---------------------------------------------------------------------------------------------------------
 Jason Vazquez(5)        Vice President, Deutsche Asset Management (since 2006); formerly, AML
 (1972)                  Operations Manager for Bear Stearns (2004-2006), Supervising Compliance
 Anti-Money Laundering   Principal and Operations Manager for AXA Financial (1999-2004)
 Compliance Officer,
 2007-present
---------------------------------------------------------------------------------------------------------
 Robert Kloby(5) (1962)  Managing Director(4), Deutsche Asset Management (2004-present); formerly,
 Chief Compliance        Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice
 Officer, 2006-present   President, The Prudential Insurance Company of America (1988-2000); E.F.
                         Hutton and Company (1984-1988)
---------------------------------------------------------------------------------------------------------
 J. Christopher          Director(4), Deutsche Asset Management (2006 - present); formerly, Director,
 Jackson(5)              Senior Vice President, General Counsel, and Assistant Secretary, Hansberger
 (1951)                  Global Investors, Inc. (1996 - 2006); Director, National Society of
 Chief Legal Officer,    Compliance Professionals (2002 - 2005)(2006 - 2009)
 2006 - present
---------------------------------------------------------------------------------------------------------


(1) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(2) The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

(3) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(4)   Executive title, not a board directorship.

(5)   Address:  345 Park Avenue, New York, New York 10154.

(6)   Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds similar positions for other investment companies for which DIMA or an affiliate serves as the advisor.

Officer's Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

 Paul H. Schubert:                     Vice President
 Caroline Pearson:                     Secretary

Information Concerning Committees and Meetings of Board Members

The Board of the Trust met ten (10) times during the calendar year ended December 31, 2006 and each Board member attended at least 80% of the meetings of the Board and meetings of the committees of the Board on which such Board Member served.

Board Committees. Ms. Driscoll has served as Chair of the Board of the Funds since June 2004.


The Board has established the following standing committees: Audit Committee, Nominating/Corporate Governance Committee, Valuation Committee, Equity Oversight Committee, Fixed Income Oversight Committee, Marketing/Distribution/Shareholder Service Committee, Legal/Regulatory/Compliance Committee and Expense/Operations Committee.


The Audit  Committee  assists the Board in fulfilling its  responsibility  for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the applicable Fund. It also makes recommendations regarding the selection of an independent registered public accounting firm for a Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are Keith R. Fox (Chair and Audit Committee Financial Expert), Kenneth C. Froewiss, Richard J. Herring, Graham E. Jones, Philip Saunders, Jr., William N. Searcy, Jr. and Jean Gleason Stromberg. The Audit Committee held eight meetings during the calendar year 2006.

The Nominating/Corporate Governance Committee (i) recommends to the Board candidates to serve as Board Members and (ii) oversees and, as appropriate, makes recommendations to the Board regarding other fund governance-related matters, including but not limited to Board compensation practices, retirement policies, self-evaluations of effectiveness, review of possible conflicts of interest and independence issues involving Board Members, allocations of assignments and functions of committees of the Board, and share ownership policies. The members of the Nominating/Corporate Governance Committee are Henry
P. Becton, Jr. (Chair), Graham E. Jones, Rebecca W. Rimel and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Trustees) held three (3) meetings during the calendar year 2006.

The Valuation Committee oversees Fund valuation matters, reviews valuation procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the valuation procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary or appropriate. The members of the Valuation Committee are Keith R. Fox, Kenneth
C. Froewiss, Martin J. Gruber, Richard J. Herring and Philip Saunders, Jr. (Chair). Because the Fund has not yet commenced operations, the Valuation Committee did not have a meeting on behalf of the Fund during the calendar year 2006.

The Board has established two Investment Oversight Committees, one focusing on Funds primarily investing in equity securities (the "Equity Oversight Committee") and one focusing on Funds primarily investing in fixed income securities (the "Fixed Income Oversight Committee"). These Committees meet regularly with Fund portfolio managers and other investment personnel to review the relevant funds' investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr., Martin J. Gruber (Chair), Richard J. Herring, Rebecca W. Rimel, Philip Saunders, Jr. and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones, William N. Searcy, Jr. (Chair) and Jean Gleason Stromberg. Each Investment Oversight Committee held six (6) meetings during the calendar year 2006.

The Marketing/Distribution/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Funds and their shareholders. The members of the Marketing/Distribution/Shareholder Service Committee are Martin J. Gruber, Richard J. Herring (Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Carl W. Vogt. The Marketing/Distribution/Shareholder Service Committee held six (6) meetings during the calendar year 2006.

The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Funds, including the handling of pending or threatened litigation or regulatory action involving the Funds, (ii) general compliance matters relating to the Funds and (iii) proxy voting. The members of the
Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Rebecca W. Rimel, William N. Searcy, Jr., Jean Gleason Stromberg and Carl Vogt (Chair). The Legal/Regulatory/Compliance Committee held six (6) meetings during the calendar year 2006.

The Expense/Operations Committee (i) monitors the Fund's total operating expense levels, (ii) oversees the provision of administrative services to the Fund, including the Fund's custody, fund accounting and insurance arrangements, and
(iii) reviews the Fund's investment advisers' brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth
C. Froewiss, Graham E. Jones (Chair), Philip Saunders, Jr. and William N. Searcy, Jr. The Expense/Operations Committee held seven (7) meetings during the calendar year 2006.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board also forms ad hoc committees to consider specific issues. In 2006, various ad hoc committees of the Board held an additional seven (7) meetings.

Remuneration. Each Independent Board Member receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Fund or any fund in the DWS fund complex.

Members of the Board who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following tables show compensation from the Fund and aggregate compensation from all of the funds in the DWS fund complex received by each Board Member during the calendar year 2006. Mr. Schwarzer became a member of the Board on May 5, 2006, is an interested person of the Fund and received no compensation from the Fund or any fund in the DWS fund complex during the relevant periods.

                                                              Total Compensation
                                 Aggregate Compensation         from Fund and
Name of Board Member                   from Fund             DWS Fund Complex(1)
--------------------                   ---------             -------------------

Henry P. Becton, Jr.(3)(5)                  $0                    $189,000
Dawn-Marie Driscoll(2)(3)(4)(5)             $0                    $251,000
Keith R. Fox(3)(4)(5)                       $0                    $195,000
Kenneth C. Froewiss(3)(4)(5)                $0                    $234,988
Martin J. Gruber(3)(5)                      $0                    $188,000
Richard J. Herring(3)(4)(5)                 $0                    $184,000

                                                              Total Compensation
                                 Aggregate Compensation         from Fund and
Name of Board Member                   from Fund             DWS Fund Complex(1)
--------------------                   ---------             -------------------

Graham E. Jones(3)(4)(5)                    $0                    $206,000
Rebecca W. Rimel(3)(5)                      $0                    $185,000
Philip Saunders, Jr.(3)(4)(5)               $0                    $207,000
William N. Searcy, Jr.(3)(4)(5)             $0                    $206,000
Jean Gleason Stromberg(3)(4)(5)             $0                    $202,000
Carl W. Vogt(3)(5)                          $0                    $189,000

(1)   The DWS Fund Complex is composed of 155 funds.

(2) Includes $50,000 in annual retainer fees in Ms. Driscoll's role as Chairperson of the Board.

(3) For each Board Member, except Mr. Becton, Mr. Froewiss and Mr. Vogt, total compensation includes compensation for service on the boards of 34 trusts/corporations comprised of 87 funds/portfolios. For Messrs. Becton and Vogt total compensation includes compensation for service on the boards of 32 trusts/corporations comprised of 85 funds/portfolios. For Mr. Froewiss total compensation includes compensation for services on the boards of 37 trusts/corporations comprised of 90 funds/portfolios.

(4) Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Funds' direct shareholders (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $16,000 for Ms. Driscoll, $1,000 for Mr. Fox, $17,000 for Mr. Froewiss, $1,000 for Dr. Herring, $16,000 for Mr. Jones, $17,000 for Dr. Saunders, $16,000 for Mr. Searcy and $16,000 for Ms. Stromberg. These meeting fees were borne by the applicable DWS Funds.

(5) During calendar year 2006, the total number of funds overseen by each Board Member was 87 funds, except for Mr. Becton and Mr. Vogt, who oversaw 85 funds, and Mr. Froewiss, who oversaw 90 funds.

Board Member Ownership in the Fund(1)

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Fund and DWS Fund Complex as of December 31, 2006.


                                          Dollar Range of             Aggregate Dollar Range of
                                        Beneficial Ownership     Ownership in all Funds Overseen by
                                       in DWS Floating Rate                 Board Member
Board Member                                 Plus Fund               in the DWS Fund Complex(2)
------------                                 ---------               --------------------------

Independent Board Member:
-------------------------

Henry P. Becton, Jr.                            None                         Over $100,000
Dawn-Marie Driscoll                             None                         Over $100,000
Keith R. Fox                                    None                         Over $100,000
Kenneth C. Froewiss                             None                         Over $100,000
Martin J. Gruber                                None                         Over $100,000
Richard J. Herring                              None                         Over $100,000
Graham E. Jones                                 None                         Over $100,000
Rebecca W. Rimel                                None                         Over $100,000
Philip Saunders, Jr.                            None                         Over $100,000
William N. Searcy, Jr.                          None                         Over $100,000
Jean Gleason Stromberg                          None                         Over $100,000
Carl W. Vogt                                    None                         Over $100,000

                                       74

                                          Dollar Range of             Aggregate Dollar Range of
                                        Beneficial Ownership     Ownership in all Funds Overseen by
                                       in DWS Floating Rate                 Board Member
Board Member                                 Plus Fund               in the DWS Fund Complex(2)
------------                                 ---------               --------------------------

Interested Board Member:
------------------------

Axel Schwarzer                                  None                           Over $100,000

(1)   The amount  shown  includes  share  equivalents  of funds  which the Board
      Member is deemed to be invested pursuant to the fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

(2) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2006. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Fund (including Deutsche Bank AG).


                                                                           Value of       Percent of
                                Owner and                                Securities on   Class on an
Independent                 Relationship to                  Title of    an Aggregate     Aggregate
Board Member                  Board Member       Company       Class         Basis          Basis
------------                  ------------       -------       -----         -----          -----


Henry P. Becton, Jr.               N/A             None         N/A           N/A            N/A
Dawn-Marie Driscoll                N/A             None         N/A           N/A            N/A
Keith R. Fox                       N/A             None         N/A           N/A            N/A
Kenneth C. Froewiss                N/A             None         N/A           N/A            N/A
Martin J. Gruber                   N/A             None         N/A           N/A            N/A
Richard J. Herring                 N/A             None         N/A           N/A            N/A
Graham E. Jones                    N/A             None         N/A           N/A            N/A
Rebecca W. Rimel                   N/A             None         N/A           N/A            N/A
Philip Saunders, Jr.               N/A             None         N/A           N/A            N/A
William N. Searcy, Jr.             N/A             None         N/A           N/A            N/A
Jean Gleason Stromberg             N/A             None         N/A           N/A            N/A
Carl W. Vogt                       N/A             None         N/A           N/A            N/A


Securities Beneficially Owned


The Fund is newly offered, therefore, as of the date of this Statement of Additional Information, all Board Members and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

Agreement to Indemnify Independent Directors/Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Fund, the Advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Fund against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Fund against the Fund, its trustees and officers, DIMA and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Fund and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify the Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement
Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the Fund's Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Fund or its shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. The agreement by DIMA will survive the termination of the investment management agreement between DIMA and the Fund.

                               TRUST ORGANIZATION

The Trust is a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust that was approved by shareholders in the second quarter of 2006, as may be further amended from time to time (the "Declaration of Trust"). All shares issued and outstanding are fully paid and non-assessable, transferable, have no preemptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in the SAI and the Fund's prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Trust or the Fund; (c) an amendment of the Declaration of Trust; (d) to the same extent as stockholders of Massachusetts business corporation as to whether or not a court action, proceeding or claims should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders; (e) a merger, consolidation or sale of assets; (f) the adoption of an investment advisory or management contract; (g) the incorporation of the Trust or any series; (h) any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act; and (i) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the SEC, or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the Trust's By-laws. The By-laws currently in effect provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust.

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the Trust's By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and
(b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Trustees, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including
(a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. The Declaration of Trust also authorizes the Board of Trustees to terminate a Fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or property of the series, in cash or in kind or partly each, to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to the Advisor, subject to each Board's general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting against super majority voting requirements for charter and by-law amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a chairman who is an independent director.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of each Board or of a majority of each Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies  describe the way in which the Advisor resolves
conflicts  of  interest.  To  resolve  conflicts,   the  advisor,  under  normal
circumstances, votes proxies in accordance with its Guidelines.

If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at: www.dws-scudder.com (click on "proxy voting" at the bottom of the page).

                              FINANCIAL STATEMENTS

Because the Fund has not commenced operations as of the date of this Statement of Additional Information, no financial statements are available.

                             ADDITIONAL INFORMATION

The CUSIP number for DWS Floating Rate Plus Fund offered herein is:


Class S: 23337F 888

The Fund has a fiscal year ending April 30.


The Fund's Prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed with the SEC under the 1933 Act and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                                    APPENDIX

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC.'S - CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S INVESTORS SERVICE, INC.'S - SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MOODY'S INVESTORS SERVICE, INC.'S - MUNICIPAL SHORT-TERM RATINGS

MIG. Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

STANDARD & POOR'S RATINGS SERVICES - CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS SERVICES  - SHORT-TERM RATINGS

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2:   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. - BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. - SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                        PART C. OTHER INFORMATION

                                           DWS PORTFOLIO TRUST

Item 23.           Exhibits:
--------           ---------
                   (a)                (a)(1)     Amended and Restated Declaration of Trust dated June 27, 2006 is incorporated by reference to Post-Effective Amendment No. 99.

                                      (a)(2)     Amended and Restated Designation of Series and Classes of Shares
                                                 of Beneficial Interest, dated June 27, 2006 is incorporated by reference to Post-Effective Amendment No. 99.

                                      (a)(3)     Amended and Restated Designation of Series and Classes of Shares
                                                 of Beneficial Interest, dated April 11, 2007 (filed herein).

                   (b)                (b)(1)     By-Laws of the Registrant dated June 27, 2006 is incorporated by reference to Post-Effective Amendment No. 99.

                   (c)                           Inapplicable.

                   (d)                (d)(1)     Amended and Restated Investment Management Agreement, dated June
                                                 1, 2006, between the Registrant and Deutsche Investment Management
                                                 Americas Inc. (filed herein).

                                      (d)(2)     Sub-Advisory Agreement between Deutsche Investment Management
                                                 Americas Inc. and Aberdeen Asset Management Inc. dated December 2,
                                                 2005 is incorporated by reference to Post-Effective Amendment No.
                                                 96.

                                      (d)(3)     Sub-Sub-Advisory Agreement between Aberdeen Asset Management Inc.
                                                 and Aberdeen Asset Management Investment Services Limited dated as of December 2, 2005 is incorporated by reference to Post-Effective
                                                 Amendment No. 99.

                   (e)                (e)(1)     Underwriting and Distribution Services Agreement between the
                                                 Registrant and DWS Scudder Distributors Inc. (formerly, Scudder
                                                 Distributors, Inc., relating to Class A, Class B, Class C and
                                                 Institutional Class shares dated April 5, 2002 (filed herein).

                                      (e)(2)     Underwriting Agreement between the Registrant and DWS Scudder
                                                 Distributors Inc. (formerly, Scudder Distributors, Inc., relating to Class S dated September 30, 2002 (filed herein).

                   (f)                           Inapplicable.

                   (g)                (g)(1)     Subcustodian Agreement with fee schedule between State Street and
                                                 The Bank of New York, London office, dated December 31, 1978 is incorporated by reference to Post-Effective Amendment No. 69.

                                      (g)(2)     Master Custodian Agreement between the Registrant and State Street
                                                 Bank and Trust Company dated March 22, 2007 (filed herein)


                                       2

                   (h)                (h)(1)     Agency Agreement between the Registrant and DWS Scudder
                                                 Investments Services Company, with October 1, 2006 fee schedule, dated April 1, 2007 is incorporated by reference to Post-Effective
                                                 Amendment No. 99.

                                      (h)(2)     COMPASS Service Agreement between Scudder Trust Company and the
                                                 Registrant dated October 1, 1995 is incorporated by reference to
                                                 Post-Effective Amendment No. 61.

                                      (h)(3)     Shareholder Services Agreement between the Registrant and Charles
                                                 Schwab & Co., Inc. dated June 1, 1990 is incorporated by reference to Post-Effective Amendment No. 69.

                                      (h)(4)     Shareholder Services Agreement between the Registrant and DWS
                                                 Scudder Distributors, Inc., (formerly, Scudder Distributors, Inc.)
                                                 dated April 5, 2002 for Class A, Class B and Class C shares is incorporated by reference to Post-Effective Amendment No. 91.

                                      (h)(5)     Letter of Indemnity to the Scudder Funds dated October 13, 2004 is incorporated by reference to Post-Effective Amendment No. 96.

                                      (h)(6)     Letter of Indemnity to the Scudder Funds dated October 13, 2004 is incorporated by reference to Post-Effective Amendment No. 96.

                                      (h)(7)     Letter of Indemnity to the Independent Trustees dated October 13,
                                                 2004 is incorporated by reference to Post-Effective Amendment
                                                 No. 96.

                                      (h)(8)     Form of Mutual Fund Rule 22c-2 Information Sharing Agreement
                                                 between the Registrant and DWS Scudder Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 98.

                                      (h)(9)     Administrative Services Agreement between the Registrant and
                                                 Deutsche Investment Management Americas Inc. is incorporated by reference to Post-Effective Amendment No. 99.

                   (i)                (i)(1)     Opinion and Consent of Legal Counsel is incorporated by
                                                 reference to Post-Effective Amendment No. 89.

                                      (i)(2)     Opinion and Consent of Legal Counsel relating to DWS Floating
                                                 Rate Plus Fund, Classes A, C, Institutional and S (filed herein).

                   (j)                           Consent of Independent Registered Public Accounting Firm (filed herein).


                   (k)                           Inapplicable.

                   (l)                           Inapplicable.

                   (m)                (m)(1)     Rule 12b-1 Plan between Scudder Income Fund and Kemper
                                                 Distributors, Inc., dated December 29, 2000 is incorporated by reference to Post-Effective Amendment No. 85.

                                      (m)(2)     Rule 12b-1 Plan between DWS Floating Rate Plus Fund and DWS
                                                 Scudder Distributors, Inc. for Class A shares, dated June 29, 2007
                                                 (filed herein).


                                       3

                                      (m)(3)     Rule 12b-1 Plan between DWS Floating Rate Plus Fund and DWS
                                                 Scudder Distributors, Inc. for Class C shares, dated June 29, 2007
                                                 (filed herein).

                   (n)                (n)(1)     Form of Amended and Restated Plan with respect to the Registrant pursuant to Rule 18f-3 is incorporated by reference to
                                                 Post-Effective Amendment No. 99.

                   (p)                (p)(1)     Code of Ethics for Deutsche Asset Management - US, effective
                                                 January 1, 2007 is incorporated by reference to Post-Effective
                                                 Amendment No. 99.

                                      (p)(2)     Code of Ethics for Aberdeen Asset Management Inc., Aberdeen Asset
                                                 Management Limited, Aberdeen Asset Management Asia Limited, and
                                                 Aberdeen Asset Management Investment Services Limited is
                                                 incorporated by reference to Post-Effective Amendment No. 96.

                                      (p)(3)     Consolidated Code of Ethics dated March 14, 2006 is incorporated by reference to Post-Effective Amendment No. 97.

                   (q)                           Power of Attorney is incorporated by reference to Post-Effective
                                                 Amendment No. 98.

Item 24.          Persons Controlled by or under Common Control with Registrant.
--------          --------------------------------------------------------------

                  None

Item 25.          Indemnification.
--------          ----------------

                  Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit (a)(1) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                  Each of the trustees who is not an "interested person" (as defined under the Investment Company Act of 1940) of Registrant (a "Non-interested Trustee") has entered into an indemnification agreement with Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Trustee and is not affected by amendment of the Agreement and Declaration of Trust. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses, more timely, efficient and certain. In accordance with Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-interested Trustee against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                  The Registrant has purchased insurance policies insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.

                  On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment adviser, now known as Deutsche Investment Management Americas Inc., was acquired by Deutsche Bank AG, not including certain U.K. Operations (the "Transaction"). In connection with the Trustees' evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the trustees who were not "interested persons" of Scudder, Deutsche Bank or Registrant (the "Independent Trustees") for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Trustees by Deutsche Bank in connection with the Independent Trustees' consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

                  Deutsche Investment Management Americas, Inc. (hereafter, "DIMA"), the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Independent Trustees) and consultants, whether retained by the Registrant or the Independent Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant ("Private Litigation and Enforcement Actions"). In the event that this indemnification is unavailable to the Registrant for any reason, then DIMA has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DIMA and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, that if no final determination is made in such action or proceeding as to the relative fault of DIMA and the Registrant, then DIMA shall pay the entire amount of such loss, damage, liability or expense.

                  In recognition of its undertaking to indemnify the Registrant, and in light of the rebuttable presumption generally afforded to non-interested board members of an investment company that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Independent Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Independent Trustees, arising from the matters alleged in any Private Litigation and Enforcement Actions or matters arising from or similar in subject matter to the matters alleged in the Private Litigation and Enforcement Actions (collectively, "Covered Matters"), including without limitation:

                  1. all reasonable legal and other expenses incurred by the Independent Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

                  2. all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

                  3. any loss or reasonable legal and other expenses incurred by any Independent Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DIMA (or by a representative of DIMA acting as such, acting as a representative of the Registrant or of the Independent Trustees or acting otherwise) for the benefit of the Independent Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DIMA, any of its corporate affiliates, or any of their directors, officers or employees;

                  4. any loss or reasonable legal and other expenses incurred by any Independent Trustee, whether or not such loss or expense is incurred with respect to a Covered Matter, which is otherwise covered under the terms of any specified policy of insurance, but for which the Independent Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DIMA or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to any Covered Matter; provided, that the total amount that DIMA will be obligated to pay under this provision for all loss or expense shall not exceed the amount that DIMA and any of its affiliates actually receive under that policy of insurance for or with respect to any and all Covered Matters; and

                  5. all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DIMA prevails on the merits of any such dispute in a final, nonappealable court order.

                  DIMA is not required to pay costs or expenses or provide indemnification to or for any individual Independent Trustee
                  (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Independent Trustee ultimately would not be entitled to indemnification with respect thereto, or (ii) for any liability of the Independent Trustee to the Registrant or its shareholders to which such Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee's duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DIMA has paid costs or expenses under the agreement to any individual Independent Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Independent Trustee's liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee's duties as a Trustee of the Registrant, such Independent Trustee has undertaken to repay such costs or expenses to DIMA.

Item 26.          Business and Other Connections of Investment Advisor
--------          ----------------------------------------------------

                  During the last two fiscal years, no director or officer of Deutsche Investment Management Americas Inc., the investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 27.          Principal Underwriters
--------          ----------------------

                  (a)

                  DWS Scudder Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter for other registered open-end management investment companies managed by Deutsche Investment Management Americas Inc.

                  (b)

                  Information on the officers and directors of DWS Scudder Distributors, Inc., principal underwriter for the Registrant, is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

                      (1)                             (2)                                  (3)
          DWS Scudder Distributors,
          Inc.
          Name and Principal             Positions and Offices with               Positions and
          Business Address               DWS Scudder Distributors, Inc.           Offices with Registrant
          ----------------               ------------------------------           -----------------------
         Philipp Hensler                Director, Chairman of the Board and CEO   None
         345 Park Avenue
         New York, NY 10154

         Michael Colon                  Director and Chief Operating Officer      None
         345 Park Avenue
         New York, NY 10154

         Thomas Winnick                 Director and President                    None
         345 Park Avenue
         New York, NY 10154

         Cliff Goldstein                Chief Financial Officer and Treasurer     None
         60 Wall Street
         New York, NY 10005

         Robert Froehlich               Vice President                            None
         222 South Riverside Plaza
         Chicago, IL 60606

         Paul Schubert                  Vice President                            Chief Financial Officer
         345 Park Avenue                                                          and Treasurer
         New York, NY 10154

         Mark Perrelli                  Vice President                            None
         222 South Riverside Plaza
         Chicago, IL 60606

         Donna White                    Chief Compliance Officer                  None
         345 Park Avenue
         New York, NY 10154

         Jason Vazquez                  Vice President and AML Compliance         Anti-Money Laundering
         345 Park Avenue                Officer                                   Compliance Officer
         New York, NY 10154

         Caroline Pearson               Secretary                                 Assistant Secretary
         Two International Place
         Boston, MA 02110

         Philip J. Collora              Assistant Secretary                       None
         222 South Riverside Plaza
         Chicago, IL 60606


                                       7

                      (1)                             (2)                                  (3)
          DWS Scudder Distributors,
          Inc.
          Name and Principal             Positions and Offices with               Positions and
          Business Address               DWS Scudder Distributors, Inc.           Offices with Registrant
          ----------------               ------------------------------           -----------------------

         Anjie LaRocca                  Assistant Secretary                       None
         345 Park Avenue
         New York, NY 10154

         (c)      Not applicable

Item 28.          Location of Accounts and Records.
--------          ---------------------------------

                  Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Deutsche Investment Management Americas Inc., Two International Place, Boston, MA 02110-4103. Records relating to the duties of the Registrant's custodian are maintained by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Records relating to the duties of the Registrant's transfer agents are maintained by DWS Scudder Investments Service Company, 811 Main Street, Kansas City, MO 64105-2005, or DST Systems, Inc., the sub-transfer agent, at 127 West 10th Street, Kansas City, Missouri 64105.

Item 29.          Management Services.
--------          --------------------

                  Inapplicable.

Item 30.          Undertakings.
--------          -------------

                  Inapplicable.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York on the 11th day of June 2007.

                                          DWS PORTFOLIO TRUST

                                          By:  /s/ Michael G. Clark
                                               --------------------
                                               Michael G. Clark

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


 SIGNATURE                                              TITLE                                     DATE
 ---------                                              -----                                     ----

 /s/ Michael G. Clark
 -------------------------------------------------
 Michael G. Clark                                       President                                 June 11, 2007

 /s/ Paul H. Schubert
 -------------------------------------------------
 Paul H. Schubert                                       Chief Financial Officer and Treasurer     June 11, 2007

 /s/Henry P. Becton, Jr.
 -------------------------------------------------
 Henry P. Becton, Jr.*                                  Trustee                                   June 11, 2007

  /s/Dawn-Marie Driscoll
 -------------------------------------------------
 Dawn-Marie Driscoll*                                   Trustee                                   June 11, 2007

 /s/Keith R. Fox
 -------------------------------------------------
 Keith R. Fox*                                          Trustee                                   June 11, 2007

 /s/Kenneth C. Froewiss
 -------------------------------------------------
 Kenneth C. Froewiss*                                   Trustee                                   June 11, 2007

 /s/Martin J. Gruber
 -------------------------------------------------
 Martin J. Gruber*                                      Trustee                                   June 11, 2007

 /s/Richard J. Herring
 -------------------------------------------------
 Richard J. Herring*                                    Trustee                                   June 11, 2007

 /s/Graham E. Jones
 -------------------------------------------------
 Graham E. Jones*                                       Trustee                                   June 11, 2007

 /s/Rebecca W. Rimel
 -------------------------------------------------
 Rebecca W. Rimel*                                      Trustee                                   June 11, 2007

 /s/Philip Saunders, Jr.
 -------------------------------------------------
 Philip Saunders, Jr.*                                  Trustee                                   June 11, 2007

 /s/William N. Searcy, Jr.
 -------------------------------------------------
 William N. Searcy, Jr.*                                Trustee                                   June 11, 2007

 SIGNATURE                                              TITLE                                     DATE
 ---------                                              -----                                     ----

 /s/Jean Gleason Stromberg
 -------------------------------------------------
 Jean Gleason Stromberg*                                Trustee                                   June 11, 2007

 /s/Carl W. Vogt
 -------------------------------------------------
 Carl W. Vogt*                                          Trustee                                   June 11, 2007

 /s/Axel Schwarzer
 -------------------------------------------------
 Axel Schwarzer*                                        Trustee                                   June 11, 2007


*By:
         /s/ Caroline Pearson
         --------------------
         Caroline Pearson**
         Assistant Secretary

** Attorney-in-fact pursuant to the powers of attorney as contained in and incorporated by reference to Post-Effective Amendment No. 98 to the Registration Statement, as filed on April 13, 2007.

                                                                File No. 2-13627
                                                                 File No. 811-42


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    EXHIBITS

                                       TO

                                    FORM N-1A


                        POST-EFFECTIVE AMENDMENT NO. 100
                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 101

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                               DWS PORTFOLIO TRUST

                               DWS PORTFOLIO TRUST

                                  EXHIBIT INDEX

                                     (a)(3)
                                     (d)(1)
                                     (e)(1)
                                     (e)(2)
                                     (g)(2)
                                     (i)(2)
                                       (j)
                                     (m)(2)
                                     (m)(3)






                                       10